                                            ------------------------------------
                                            OMB Number: 3235-0570
                                            Expires: November 30, 2005
                                            Estimated average burden
                                            hours per response ............ 5.0
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-07505
                                      ---------

                        American Independence Funds Trust                      .
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

             3435 Stelzer Road Columbus, OH             43219                  .
--------------------------------------------------------------------------------
        (Address of principal executive offices)      (Zip code)

BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219                     .
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 888-266-8787
                                                    ------------

Date of fiscal year end: 10/31/03
                         --------

Date of reporting period: 10/31/03
                          --------

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Reports to Stockholders.

     Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

American Independence Funds Trust
Annual Report
October 31, 2003


Money Market Fund
UltraShort Bond Fund
Intermediate Bond Fund
Stock Fund
International Multi-Manager Stock Fund
Kansas Tax-Exempt Bond Fund


--------------------------------------------------------------------------------
Important Customer Information, Investment Products:
..    Are not deposits or obligations of, or guaranteed by, INTRUST Bank, N.A. or any of its affiliates,
..    Are not insured by the FDIC, and
..    Are subject to investment risks, including possible loss of the principal amount invested.
--------------------------------------------------------------------------------

This material must be accompanied or preceded by a prospectus.

American Independence Funds Trust is distributed by BISYS Fund Services Limited Partnership.

                                                                           12/03

================================================================================
American Independence Family of Mutual Funds - October 31, 2003

To Our Shareholders:

     We are pleased to present this annual report for the 12 months that ended October 31, 2003, a period of robust performance by stocks and modest returns by bonds.

     In many ways, securities prices reflect current economic conditions and investor sentiment about future trends. If investors feel good, or at least reasonably hopeful, about the economy as a whole, they tend to buy stocks.

     Such was the case for this most recent fiscal year in the stock market. Despite the war in Iraq and persistent concerns about job growth, a number of positive factors converged to give the economy, and stocks, a boost.

     First, the Federal Reserve continued its campaign to keep fresh liquidity flowing into the economy by cutting short-term rates twice during the period. These two cuts, the twelfth and thirteenth such actions since January 2001, took the benchmark Fed Funds rate down to one percent, its lowest level in 45 years.

     Second, the Jobs and Growth Tax Relief Reconciliation Act of 2003, the third-largest tax cut in American history, lowered income taxes, provided temporary relief from the "marriage penalty" for many couples and directed the Treasury Department to send $400 checks to taxpayers who claimed the child tax credit on 2002 returns - all of which worked to give many Americans extra cash in their pockets.

     Third, Saddam Hussein was driven from power and the war in Iraq was resolved fairly quickly and efficiently. Investors hate the uncertainty that violent conflicts produce, and a prompt resolution for U.S. and coalition troops improved morale at home.

     Fourth, economic data simply got better. As our fiscal year progressed, most economic indicators steadily rose. Third-quarter gross domestic product
(GDP) growth was unexpectedly strong and even the jobless figures for October - which weren't released until after our reporting period - were better than expected.

     All in all, while the economy officially emerged from recession some time ago, investors finally got the message, and deciding that things were looking up, they jumped back into the market and started buying stocks again.

     One curious feature of this new bull market, however, is exactly what stocks investors decided to buy. While it's not uncommon for smaller, riskier stocks to do well at the start of a market rally, it is unusual for them to outpace larger, higher-quality names for an extended period of time. But that's exactly what happened for most of the last 12 months. Investors discovered an acute appetite for risk, and the big market winners were the stocks of companies with dicey fundamentals, little or no earnings or dividends, and high betas (beta is a measure of relative risk).

     As for bonds, which had outperformed stocks in previous periods, the news was mildly constructive. While rates at the short end of the yield curve fell, thanks to the Fed's intervention, market forces pushed longer-term rates somewhat higher, amidst marked volatility. Corporate bonds did best, as companies focused their efforts on repairing both their balance sheets and their reputations. All in all, bonds rose modestly, though they couldn't compete with the robust numbers put up by the major equity indices.

     Looking forward, we are fairly bullish on the stock market over the long term. We recognize that stocks have come a long way in the last year and, in the short run, investors might want to take a breather. But when we look at the U.S. economy, we like what we see: higher GDP, which should eventually flow through the business sector, boost corporate earnings and keep the economic recovery on track. As earnings rise, we believe stock prices should resume their climb.

     In such an environment, with a level of economic growth that should awaken inflation and spark higher interest rates by the middle of 2004, the news is less positive for bonds. Still, what we expect is not a bear market in bonds, but rather a neutral performance by most fixed-income sectors.

     As always, we remain committed to providing you with diversified investment opportunities, and we thank you for your continuing confidence and support.

Sincerely,

/s/ Thomas S. Gangel                    /s/ George Stevens

Thomas S. Gangel, CFA                   George Stevens
President                               President
INTRUST Financial Services              American Independence Funds Trust

This material is authorized for distribution only when preceded or accompanied by a prospectus. INTRUST Financial Services provides investment advisory and other services to the Funds and receives a fee for those services. The Funds are distributed by BISYS Fund Services. Mutual funds are NOT INSURED BY THE FDIC. There is no bank guarantee. Mutual funds may lose value. The views expressed in this Shareholder Letter reflect those of the chief investment officer through the end of the period covered by the report, as stated on the cover. The chief investment officer's views are subject to change based on market and other conditions.

American Independence Funds Trust Money Market Fund

The American Independence Funds Trust Money Market Fund is managed by AMR Investment Services, Inc., sub-advisor to the Fund.

     Objectives. We seek to provide investors with current income, liquidity and a stable net asset value of $1.00 per share./1/
     Strategy. We invest in high-quality, short-term obligations such as certificates of deposit, commercial paper issued by corporations, bankers' acceptances, bank notes and medium-term notes.
     The Federal Reserve (the "Fed") lowered the benchmark Fed Funds rate twice during the period, once in November 2002 and again in June 2003. While the bond market sets rates for longer-term securities, the Fed controls the short end of the yield curve, where we operate. With the Fed Funds rate at 45-year lows, the type of money-market instruments we buy offered historically low yields. And while the Money Market Fund can buy debt securities with maturities as long as one year, the short end of the yield curve is so flat that it didn't pay for most of the year to buy paper with maturities longer than six months.
     We also refused to compromise on quality. Our shareholders rely on us to invest only in top-grade securities and we maintained our quality bias throughout the period.
     Performance. As of October 31, 2003, the Fund's 7-Day SEC yield was 0.56%./2/ The average maturity of the Fund's holdings was 56 days (versus 47 days on April 30, 2003 and 60 days on October 31, 2002)/3/.
     During the last few months, data has begun pointing toward an economic recovery, along with a gradual rise in inflation. While the Fed may keep the benchmark rate at one percent in the near term, we feel that the next interest rate move will be up, rather than further down.
     Looking ahead, we continue to favor corporate "floaters," securities that periodically reset their rates based on the three-month London InterBank Offered Rate ("LIBOR"). We're also buying asset-backed commercial paper when relatively attractive opportunities arise.

/1/ An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
/2/ Past performance is no indication of future performance. The yield set forth may reflect the waiver of a portion of the Fund's fees. Without waiver of fees, the yield would have been lower.
/3/ The composition of the Fund's holdings is subject to change.

American Independence Funds Trust UltraShort Bond Fund

The American Independence Funds Trust UltraShort Bond Fund is managed by Galliard Capital Management, Inc., sub-advisor to the Fund.

     Objectives. We seek to provide as high a level of income as is consistent with our philosophy of maintaining liquidity and relative safety of principal, by investing in investment-grade, shorter-term securities.
     Strategy. Our approach does not primarily rely on a forecast of the future direction of interest rates. Our strategy is to utilize fundamental security analysis to find the most attractively priced, higher-yielding securities available. We invest across all sectors of the fixed-income market. We use a rigorous cash flow valuation process and pay strict attention to the timely execution of trades, which can have a significant impact on long-term total return.
     The Federal Reserve (the "Fed") lowered short-term interest rates twice during the period, taking the benchmark Fed Fund rate down to one percent, its lowest level in 45 years. The second of these cuts, in June 2003, marked the thirteenth time since early 2001 that the Fed lowered rates in an effort to pump liquidity into the financial system and the economy at large.
     Along with this monetary stimulus, a significant fiscal stimulus was the package of tax cuts passed by Congress and signed into law by President Bush. Also, a weaker dollar encouraged increased exports of "cheaper" U.S. goods to other countries.
     One noteworthy negative factor was poor job growth, which was caused by exceptionally strong productivity growth. Consequently, the economy stayed fairly weak for much of the period, until this past summer, when new data began to point to a gradual, yet distinct and broad, recovery.
     As of October 31, 2003, the portfolio was invested in the following sectors: U.S. Treasury and agency debentures (28.2% of the Fund's assets), collateralized mortgage obligations (15.8% of the Fund's assets), corporate debt (18.4% of the Fund's assets), asset-backed securities (29.5% of the Fund's assets) and taxable municipals (5.7% of the Fund's assets), with (3.0% of the Fund's assets) in cash or cash equivalents. These securities maintained an average credit quality of AA1, with an average maturity of 1.29 years./1/
     Performance. For the 12 months that ended October 31, 2003, the Fund produced a total return of 2.41%./2/
     While bonds didn't outperform stocks during the period, as had been the case for much of the preceding three years, our UltraShort Bond Fund still enjoyed historically solid returns, earning its yield, along modest capital gains. With the volatility in interest rates, mortgage-backed securities were somewhat problematic to manage, but corporate bonds did particularly well, as companies cleaned up their balance sheets and repaired their public images.

     Going forward, we intend to focus on securities that offer a yield premium to Treasuries. We wouldn't be surprised to see the Fed reverse course and begin raising rates sometime toward the middle of 2004 - a natural response to a rebounding economy - but we believe the next 12 months could offer a relatively steady environment for the types of securities we buy.

/1/ The composition of the Fund's holdings is subject to change.
/2/ NAV total return for the period(s) ended October 31, 2003. With the maximum sales charge of 3.75%, the Fund's return(s) for the period was (1.46)%. Past performance is no indication of future performance. The total return set forth may reflect the voluntary waiver of a portion of the Fund's fees for certain periods since the inception date. Without waiver of fees, total return would have been lower. The American Independence Funds Trust UltraShort Bond Fund commenced operations on January 21, 1997. The performance also reflects reinvestment of all dividends and capital-gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.

                              ULTRASHORT BOND FUND

                              1/97    10/97    10/98    10/99    10/00    10/01    10/02    10/03
                            ---------------------------------------------------------------------
UltraShort Bond Fund*        9,625   10,122   10,827   11,081   11,800   12,984   13,246   13,560
                            ---------------------------------------------------------------------
Lehman Brothers 1-3 Year
Government Bond Index (1)   10,000   10,517   11,322   11,658   12,373   13,755   14,453   14,760
                            ---------------------------------------------------------------------

The chart above represents a comparison of a hypothetical $10,000 investment in the Service Class from 1/21/97 to 10/31/03 versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Return as of 10/31/03 /2/
Inception Date             1/21/97
Since Inception               5.19%
Since Inception               4.60%/+/
1 Year                        2.41%
1 Year                       -1.46%/+/
5 Year                        4.61%
5 Year                        3.81%/+/

/1/ The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged index generally representative of short-term government bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.
/2/ For the period(s) ended October 31, 2003. Past performance is no indication of future performance. The total return set forth reflects the voluntary waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The performance also reflects reinvestment of all dividends and capital gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.
/+/ Reflects maximum 3.75% sales charge.

American Independence Funds Trust Intermediate Bond Fund

The American Independence Funds Trust Intermediate Bond Fund (the "Fund") is managed by Galliard Capital Management, Inc., sub-advisor to the Fund.

     Objectives. We seek to provide as high a level of current income as is consistent with our philosophy of managing the Fund for total return and investing primarily in high-quality fixed income securities.
     Strategy. Our approach does not primarily rely on a forecast of the future direction of interest rates. Our strategy is to utilize fundamental security analysis to find the most attractively priced, higher-yielding securities available. We invest across all sectors of the fixed-income market. We use a rigorous cash flow valuation process and pay strict attention to the timely execution of trades, which can have a significant impact on long-term total return.
     The Federal Reserve (the "Fed") lowered short-term interest rates twice during the period, taking the benchmark Fed Fund rate down to one percent, its lowest level in 45 years. The second of these cuts, in June 2003, marked the thirteenth time since early 2001 that the Fed lowered rates in an effort to pump liquidity into the financial system and the economy at large.
     Along with this monetary stimulus, a significant fiscal stimulus was the package of tax cuts passed by Congress and signed into law by President Bush. Also, a weaker dollar encouraged increased exports of "cheaper" U.S. goods to other countries.
     One noteworthy negative factor was poor job growth, which was caused by exceptionally strong productivity growth. Consequently, the economy stayed fairly weak for much of the period, until this past summer, when new data began to point to a gradual, yet distinct and broad, recovery.
     As of October 31, 2003, the portfolio was invested in the following sectors: Corporate debt (34.8 % of the Fund's assets), collateralized mortgage obligations (4.8 % of the Fund's assets), U.S. Treasury and agency debentures (41.1 % of the Fund's assets), taxable municipals (9.6 % of the Fund's assets) and asset-backed securities, (7.8 % of the Fund's assets) with (3.1% of the Fund's assets) in cash or cash equivalents. These securities maintained an average credit quality of AA1, with an average maturity of 4.72 years./1/
     Performance. For the 12 months that ended October 31, 2003, the Fund produced a total return of 4.53%./2/
     While bonds didn't outperform stocks during the period, as had been the case for much of the preceding three years, our Fund still enjoyed historically solid returns, earning its yield, along with modest capital gains. With the volatility in interest rates, mortgage-backed securities were somewhat problematic to manage, but corporate bonds did particularly well, as companies cleaned up their balance sheets and repaired their public images.

     Going forward, we intend to focus on securities that offer a yield premium to Treasuries. We wouldn't be surprised to see the Fed reverse course and begin raising rates sometime toward the middle of 2004 - a natural response to a rebounding economy - but we believe the next 12 months could offer a relatively steady environment for the types of securities we buy.


/1/ The composition of the Fund's holdings is subject to change.
/2/ NAV total return for the period(s) ended October 31, 2003. With the maximum sales charge of 3.75%, the Fund's return(s) for the period was (1.46)%. Past performance is no indication of future performance. The total return set forth may reflect the voluntary waiver of a portion of the Fund's fees for certain periods since the inception date. Without waiver of fees, total return would have been lower. The American Independence Funds Trust UltraShort Bond Fund commenced operations on January 21, 1997. The performance also reflects reinvestment of all dividends and capital-gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.

                             INTERMEDIATE BOND FUND

                                    1/97    10/97    10/98    10/99    10/00    10/01    10/02    10/03
                                  ---------------------------------------------------------------------
Intermediate Bond Fund*            9,625   10,280   11,116   11,130   11,771   13,342   14,258   14,904
                                  ---------------------------------------------------------------------
Lehman Brothers Intermediate
Government/Credit Bond Index (1)  10,000   10,636   11,604   11,719   12,473   14,252   15,099   15,918
                                  ---------------------------------------------------------------------

The chart above represents a comparison of a hypothetical $10,000 investment in the Service Class from 1/21/97 to 10/31/03 versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Return as of 10/31/03 /2/
Inception Date             1/21/97
Since Inception               6.67%
Since Inception               6.07%/+/
1 Year                        4.53%
1 Year                        0.59%/+/
5 Year                        6.04%
5 Year                        5.23%/+/

/1/ The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index generally representative of intermediate-term government and corporate bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.
/2/ For the period(s) ended October 31, 2003. Past performance is no indication of future performance. The total return set forth reflects the voluntary waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The performance also reflects reinvestment of all dividends and capital gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.
+Reflects maximum 3.75% sales charge.

American Independence Funds Trust Stock Fund

The American Independence Funds Trust Stock Fund is managed by AMR Investment Services, Inc., a wholly owned subsidiary of AMR Corporation. The Fund is sub-advised by a portfolio management team from Barrow, Hanley, Mewhinney & Strauss, Inc.

     Objectives. Our primary goal is to outperform the stock market (as measured by the S&P 500 Index/1/) over a full market cycle - which historically, lasts for approximately five years. At the same time, we strive to reduce losses during periods when the market is in decline.

     Strategy. Our approach is value-focused, driven by a blend of qualitative and quantitative analysis in the selection of individual stocks. We stay fully invested, with a defensive, conservative orientation, based on our belief that superior returns can be achieved while taking below-average risks. We implement this strategy by constructing portfolios of individual stocks that reflect all three value characteristics: price/earnings and price/book ratios below the market, and dividend yields above the market (S&P 500). In addition, we seek earnings growth, profitability (return on equity), and reinvestment rates above the market. We believe in a low turnover approach; we generally hold 40-50 stocks in our portfolio, have a maximum of 15% in any one industry group or 30% in any one economic sector, and have a maximum of 5% in cash.
     While the S&P 500 Index, generally considered the stock market's primary performance benchmark, did quite well during our reporting period, it was the Nasdaq Composite Index - home to technology issues and other, relatively small stocks - that led the market. It's not uncommon, at the start of a market recovery - stocks had done poorly for much of the previous two-and-a-half years
- for small- and mid-cap stocks to outperform their larger cousins. But the gap between the S&P 500 and Nasdaq (and other small-stock benchmarks, such as the Russell 2000 Index) was particularly striking.
     These disparities underscore the fact that throughout most of our reporting period, we saw something of a speculative market. By that, we mean that investors had a nearly voracious appetite for risk, buying the stocks of companies with little or no earnings, no dividends and low stock prices (stocks priced under $5 did particularly well as a group). The beneficiaries of this speculative buying have been the technology, biotechnology and telecommunications sectors, which have rallied strongly.
     As value-driven managers, we do not buy stocks with high risk characteristics and poor fundamentals. On the contrary, as of October 31, 2003, the Fund was significantly overweighted in such dependable sectors as finance, consumer non-durables, energy minerals and utilities. Needless to say, these were not investors' most popular sectors during the last fiscal year. Nonetheless, our disciplined stockpicking enabled us to produce historically solid returns, and position the Fund for what we believe could be further gains over the next 12 months.
     As of October 31, 2003, approximately 97.2% of the portfolio was invested in stocks, with 2.7% in cash or cash equivalents./2/
     In addition, the Fund's dividend yield at the end of the period was a relatively high 2.9%, compared to the S&P 500's yield of just 1.8%.

     Performance. For the 12 months that ended October 31, 2003, the Fund produced a total return of 22.14%./3/
     For the near term, we think the market's gotten a little ahead of itself, and could correct moderately over the next few months. However, the price-to-earnings (P/E) ratio for the Fund is significantly lower than the P/E for the S&P 500 Index, highlighting the overall quality of the stocks we own and the reasonable prices we paid for them.
     Regardless of how the market moves in the coming months, we will remain true to our investment approach: we will continue to buy the stocks of companies that are inexpensive on a valuation basis, with strong cash flows, and what we expect to be above-average earnings growth and return on equity. Further, we don't anticipate buying into the near-mania for technology stocks; we think there is very little pricing power in the tech sector and we believe there will be another price contraction in this area.


/1/ The S&P 500 Index is an unmanaged index generally representative of the stock market. It is not possible to invest directly in an index. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment-management and fund-accounting fees.
/2/ The composition of the Fund's holdings is subject to change.
/3/ NAV total return for the period(s) ended October 31, 2003. With the maximum sales charge of 5.00%, the Fund's return(s) for the period was 16.02%. Past performance is no indication of future performance. The total return set forth may reflect the voluntary waiver of a portion of the Fund's fees for certain periods since the inception date. Without waivers of fees, total return would have been lower. The American Independence Funds Trust Stock Fund commenced operations on January 21, 1997. The performance also reflects reinvestment of all dividends and capital-gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.

                                   STOCK FUND

                      1/97    10/97    10/98    10/99    10/00    10/01    10/02    10/03
                    ---------------------------------------------------------------------
Stock Fund*          9,500   10,744   12,088   12,156   13,782   13,446   11,958   14,214
                    ---------------------------------------------------------------------
S&P 500 Index (1)   10,000   11,798   14,393   18,088   19,190   14,411   12,234   14,776
                    ---------------------------------------------------------------------

The chart above represents a comparison of a hypothetical $10,000 investment in the Service Class from 1/21/97 to 10/31/03 versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Return as of 10/31/03 /2/
Inception Date             1/21/97
Since Inception               6.13%
Since Inception               5.33%/+/
1 Year                       22.14%
1 Year                       16.02%/+/
5 Year                        3.32%
5 Year                        2.26%/+/

/1/ The S&P 500 Index is an unmanaged index generally representative of the stock market. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.
/2/ For the period(s) ended October 31, 2003. Past performance is no indication of future performance. The total return set forth reflects the voluntary waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The performance also reflects reinvestment of all dividends and capital gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.
/+/ Reflects maximum 5.00% sales charge.

American Independence Funds Trust International Multi-Manager Stock Fund/1/

The American Independence Funds Trust International Multi-Manager Stock Fund seeks to achieve its investment objective by investing all of its investable assets in the AMR Investment Services International Equity Portfolio. This portfolio is managed by AMR Investment Services, Inc., a wholly owned subsidiary of AMR Corporation. Practicing a "multi-manager" investment style, AMR apportions responsibility for making investment management decisions to three sub-advisors: Templeton Investment Counsel, Inc., Causeway Capital (formerly Merrill Lynch) and Lazard Asset Management.

Effective October 23, 2003, Independence Investment Associates (IIA) no longer serves as a sub-advisor to the Fund.

     Objective. The primary goal is to provide shareholders with long-term capital appreciation by investing primarily in stocks of attractive companies in developed markets outside the United States.
     Strategy. Our three portfolio subadvisors employ a value style of investing, with distinct differences. Templeton combines value screens and research with intensive fundamental analysis; Causeway Capital focuses on earnings and dividend yields; and Lazard searches for undervalued stocks using a country, world and peer group perspective. These subadvisors all perform fundamental analysis, targeting stocks that have lower valuation ratios, and higher growth prospects, than their respective markets' averages. In addition, analysts routinely visit the companies in which they are interested, to gain firsthand knowledge of companies' products, services and management.
     During a period of great volatility, but ultimately, sharply higher markets throughout much of the world, we were heartened by the Fund's significant outperformance relative to its EAFE Index /2/ benchmark (on an NAV basis; see performance data). Carefully reviewing our investments over the last twelve months, we have concluded that this outperformance was due primarily to particularly good stock selection. In the various countries and sectors that attracted us, the stocks we owned tended to outshine their respective peer groups.
     The fiscal year began with a great deal of uncertainty in many quarters. The war in Iraq was taking shape and such conflicts often upset the financial markets. Most national economies were still stuck in neutral, though some data was beginning to project a gradual recovery. In early spring, the SARS epidemic took a toll on China, Hong Kong and other Far East economic powers. And quite bluntly, global stock markets had been falling steadily since early 2000.
     In the midst of this turmoil and ambiguity, international stocks, as a group, reversed course and soared. The surge was not without occasional downward spikes, but the overall direction was positive, as it was in the U.S. stock market.
     Also mirroring the U.S., the recovery in global markets was driven by what we considered to be low-quality, low-price, high-risk stocks. For that reason, many managed funds couldn't match their benchmarks. However, as we noted earlier, superior stock selection led the Fund to perform notably.

     As of October 31, 2003, the Fund's portfolio was invested as follows:
Europe (70.7%), Asia (20.1%), Canada/Mexico (2.7%), cash and other assets (6.5%)./3/ To ensure that all of our assets are invested in equities, each day we invest existing cash assets in a basket of individual foreign market futures contracts.

     Performance. For the 12 months that ended October 31, 2003, the Fund produced a total return of 31.04%./4/
     Some individual names that did well for us included Phillips (2.23% of the portfolio's net assets), the Dutch conglomerate that's a world leader consumer durables and electronics; and ABN Amro (0.85%) and Credit Suisse (1.38%), two Swiss-based financial companies. We also benefited from owning the stocks of two temporary-employment companies, Vedior (0.73%) and Adecco (0.75%). As European economies have taken off in recent months, agencies providing contract workers have gained popularity.
     We begin our new fiscal year overweighted in Spain, Hong Kong, Ireland and the Netherlands. On the other end of the spectrum, we are underweighted in Germany and, most significantly, Japan. And we remain positive on the outlook for foreign stocks, believing that international markets in general offer better valuation opportunities than the U.S.


/1/ International investing involves increased risk and volatility.
/2/ The Morgan Stanley Europe, Australasia and Far East (EAFE) Index is an unmanaged index generally representative of the aggregate performance of international stock markets. It is not possible to invest directly in an index. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment-management and fund-accounting fees.
/3/ The composition of the Fund's holdings is subject to change.

/4/ NAV total return for the period(s) ended October 31, 2003. With the maximum sales charge of 5.00%, the Fund's return(s) for the period was 24.53%. Past performance is no indication of future performance. The total return set forth may reflect the voluntary waiver of a portion of the Fund's fees for certain periods since the inception date. Without waiver of fees, total return would have been lower. The Fund commenced operations on January 20, 1997 as the INTRUST Funds Trust International Multi-Manager Stock Fund. The performance also reflects reinvestment of all dividends and capital-gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.

                     INTERNATIONAL MULTI-MANAGER STOCK FUND

                                         1/97    10/97    10/98    10/99    10/00    10/01   10/02     10/03
                                       ---------------------------------------------------------------------
International  Multi-Manager Stock
Fund*                                   9,500   10,421   10,799   12,916   13,199   11,556   9,841    12,898
                                       ---------------------------------------------------------------------
Morgan Stanley Capital International
Europe, Australasia and Far East
MSCI (EAFE)(R) Index (1)               10,000   10,585   11,638   14,358   13,976   10,527   9,166    11,693
                                       ---------------------------------------------------------------------

The chart above represents a comparison of a hypothetical $10,000 investment in the Service Class from 1/20/97 to 10/31/03 versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Return as of 10/31/03 /2/
Inception Date             1/20/97
Since Inception               7.89%
Since Inception               7.44%/+/
1 Year                       31.04%
1 Year                       24.53%/+/
5 Year                        3.61%
5 Year                        2.55%/+/

/1/ The Morgan Stanley Capital International indices measure performance for a diverse range of developed country global stock markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. The foundation for the various MSCI indices is a database of approximately 1,500 companies listed on the stock exchanges for the 24 countries for which there are MSCI national indices. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.
/2/ For the period(s) ended October 31, 2003. Past performance is no indication of future performance. The total return set forth reflects the voluntary waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The performance also reflects reinvestment of all dividends and capital gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.
/+/ Reflects maximum 5.00% sales charge.

American Independence Funds Trust Kansas Tax-Exempt Bond Fund

The American Independence Funds Trust Kansas Tax-Exempt Bond Fund is managed by Galliard Capital Management, Inc., sub-advisor to the Fund.

     Objectives. We seek to preserve capital while providing the highest-available income that is free from both Federal and Kansas state income taxes. One hundred percent of the income produced by our portfolio also is exempt from the alternative minimum tax (AMT)./1/
     Strategy. Nearly our entire portfolio is comprised of municipal bonds issued by government entities in the state of Kansas. A small percentage of our holdings can be in various non-Kansas securities, which by their special tax treatment are exempt from Federal and Kansas income taxes. We keep the portfolio's average maturity between seven and 12 years.
     During the period, the Federal Reserve (the "Fed") continued its efforts to lower short-term interest rates and pump fresh liquidity into the economy. In November 2002, and then again in June 2003, the Fed cut the Fed Funds rate, taking the benchmark rate down to 45-year lows. While lower rates depress bond yields, they generally are good for bond prices, which normally rise in value as rates fall.
     The Kansas Tax-Exempt Bond Fund benefited from the Fed's decisions, though municipal bonds usually don't react to interest-rate activity as rapidly or as sharply as do taxable bonds. Nevertheless, our emphasis on quality - we were careful not to take too many risks in an uncertain environment for fixed-income securities - did dampen our total return, relative to our Lehman Brothers benchmark index./2/
     As of October 31, 2003, approximately 100.1% of the portfolio was comprised of Kansas bonds, with 0.2% invested in debt obligations issued in Guam and 1.6 % in cash equivalents.
     The securities within the Kansas Tax-Exempt Bond Fund maintained an average credit quality of AA+, while the portfolio had an average maturity of 7.5 years./3/
     Performance. For the 12 months that ended October 31, 2003, the Fund's Class A shares produced a total return of 3.98%./4/
     Looking out to the next six to twelve months, we should note that the state of Kansas and its localities, like so many municipalities in the U.S., are facing budget constraints. At the same time, there is little new issuance in Kansas municipal bonds; there was a great deal of refunding in 2001 and 2002, which served to diminish the need for new issuance. However, we are comfortable with the creditworthiness of the securities we own, and we believe our quality bias will serve us well in the next fiscal year.
     As the economy continues to improve, we expect to be buying bonds with longer maturities, though we will always exercise great selectivity.

/1/ The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
/2/ The Lehman Brothers 7-Year General Obligations Index is an unmanaged index generally representative of intermediate-term municipal bonds. It is not possible to invest directly in an index. The index does not reflect the deductions of expenses associated with a mutual fund, such as investment-management and fund-accounting fees.
/3/ The composition of the Fund's holdings is subject to change.
/4/ NAV total return for the period(s) ended October 31, 2003. With the maximum sales charge of 4.00%, the Fund's Class A return for the period was (0.22)%. Past performance is no indication of future performance. The total return set forth may reflect the voluntary waiver of a portion of the Fund's fees for certain periods since the inception date. Without waiver of fees, total return would have been lower. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.
On May 17, 1997, the Kansas Tax-Exempt Income Portfolio (or the SEI Portfolio) or the SEI Tax-Exempt Trust was reorganized into the INTRUST Funds Trust Kansas Tax-Exempt Bond Fund, using substantially the same investment objectives, policies and methodologies of the SEI Portfolio. The quoted performance of the Fund includes performance of the SEI Portfolio for periods dating back to December 10, 1990, and prior to commencement of operations. The performance also reflects reinvestment of all dividends and capital-gains distributions.

                         KANSAS TAX-EXEMPT BOND FUND/1/

                                  10/94    10/95    10/96    10/97    10/98    10/99    10/00    10/01    10/02    10/03
                                 ---------------------------------------------------------------------------------------
Kansas Tax-Exempt Bond Fund*      9,625   10,661   11,146   11,930   12,767   12,446   13,329   14,605   15,310   15,962
                                 ---------------------------------------------------------------------------------------
Lehman Brothers 7-Year General
Obligation Index (2)             10,000   11,235   11,758   12,631   13,565   13,565   14,491   15,920   16,917   17,890
                                 ---------------------------------------------------------------------------------------

The chart above represents a comparison of a hypothetical $10,000 investment in the Class A from 10/31/94 to 10/31/03 versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Return as of 10/31/03 /3/
Inception Date/3/          12/10/90
                                           Instituitional
                            Class A            Class
Since Inception                5.21%                 5.95%
Since Inception                4.87%/+/               N/A
1 Year                         3.98%                 4.24%
1 Year                         -0.22%/+ /             N/A
5 Year                         3.91%                 4.57%
5 Year                         3.08%/+/               N/A
10 Year                        4.31%                 5.03%
10 Year                        3.88%/+/               N/A

/1/ Regional funds may be subject to additional risk, since the issues they invest in are located in one geographical location.
/2/ The Lehman Brothers 7-Year General Obligation Index is an unmanaged index generally representative of intermediate-term municipal bonds. The index does not reflect the deductions of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.
/3/ For the period(s) ended October 31, 2003. Past performance is no indication of future performance. The total return set forth reflects the voluntary waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.
On May 17, 1997, the Kansas Tax-Exempt Income Portfolio (the "SEI Portfolio") or the SEI Tax-Exempt Trust was reorganized into the INTRUST Funds Trust Kansas Tax-Exempt Bond Fund, using substantially the same investment objectives, policies and methodologies of the SEI Portfolio. The quoted performance of the Fund includes performance of the SEI Portfolio from December 10, 1990 to May 16, 1997. The performance also reflects reinvestment of all dividends and capital gains distributions.
*  Reflects maximum 4.00% sales charge.

AMERICAN INDEPENDENCE FUNDS TRUST
Money Market Fund
--------------------------------------------------------------------------------
Statement of Assets amd Liabilities
--------------------------------------------------------------------------------
                                                                October 31, 2003

Assets:
Investments, at amortized cost                                    $   70,354,931
Repurchase agreements, at cost                                           977,053
Interest and dividends receivable                                         56,224
Receivable from advisor                                                    4,110
Prepaid expenses and other assets                                          6,137
                                                                  --------------
Total Assets                                                          71,398,455
                                                                  --------------
Liabilities:
Dividends payable                                 $       34,688
Accrued expenses and other payables:
   Investment advisory fees                                9,366
   Administration fees                                     1,581
   Service organization fees                               4,995
   Custodian fees                                          1,249
   Other payables                                         27,179
                                                  --------------
Total Liabilities                                                         79,058
                                                                  --------------
Net Assets consist of:
Capital                                                           $   71,300,571
Accumulated net investment income                                         18,826
                                                                  --------------
Net Assets                                                        $   71,319,397
                                                                  ==============
Service Shares:
   Net Assets                                                     $   71,319,397
                                                                  ==============
   Outstanding Units of Beneficial
    Interest (Shares)                                                 71,259,750
                                                                  ==============
   Net asset value, offering and redemption
    price per share                                               $         1.00
                                                                  ==============

                       See Notes to Financial Statements
                                       19

AMERICAN INDEPENDENCE FUNDS TRUST
Money Market Fund
--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------
                                                    Year ended October 31, 2003

Investment Income:
   Interest income                                               $      962,200
   Dividend income                                                       12,914
                                                                 --------------
Total Investment Income                                                 975,114
                                                                 --------------
Expenses:
   Investment advisory fees                      $      181,336
   Administration fees                                  145,068
   12b-1 fees                                           181,333
   Service organization fees                            181,333
   Accounting fees                                       33,964
   Custodian fees                                        14,505
   Transfer agent fees                                    6,051
   Other fees                                            82,317
                                                 --------------
Total expenses before fee reductions                                    825,907
   Expenses voluntarily reduced/ reimbursed
    by the Investment Advisor                                          (115,495)
   Expenses voluntarily reduced by the Distributor                     (181,333)
   Expenses voluntarily reduced by the
   Service Organization                                                (123,306)
                                                                 --------------
   Net Expenses                                                         405,773
                                                                 --------------
Net Investment Income                                                   569,341
                                                                 --------------
Realized Gains from Investments:
Net realized gains from investment transactions                           1,137
                                                                 --------------
Change in Net Assets Resulting from Operations                   $      570,478
                                                                 ==============

                        See Notes to Financial Statements
                                       20

AMERICAN INDEPENDENCE FUNDS TRUST
Money Market Fund
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
                                                   Year ended      Year ended
                                                   October 31,     October 31,
                                                      2003            2002
                                                 --------------  --------------
From Investment Activities:
Operations:
   Net investment income                         $      569,341  $    1,118,474
   Net realized gains from investment
    transactions                                          1,137           1,780
                                                 --------------  --------------
Change in net assets from operations                    570,478       1,120,254
                                                 --------------  --------------
Distributions to Shareholders:
   From net investment income                          (569,341)     (1,123,504)
                                                 --------------  --------------
Change in net assets from
 shareholder distributions                             (569,341)     (1,123,504)
                                                 --------------  --------------
Capital Share Transactions:
   Proceeds from shares issued                       90,669,789     102,732,173
   Dividends reinvested                                   1,234           2,128
   Cost of shares redeemed                          (91,375,164)   (104,007,025)
                                                 --------------  --------------
Change in net assets from capital
 share transactions                                    (704,141)     (1,272,724)
                                                 --------------  --------------
Change in net assets                                   (703,004)     (1,275,974)
Net Assets:
   Beginning of period                               72,022,401      73,298,375
                                                 --------------  --------------
   End of period*                                $   71,319,397  $   72,022,401
                                                 ==============  ==============
Share Transactions:
   Issued                                            90,669,789     102,732,173
   Reinvested                                             1,234           2,128
   Redeemed                                         (91,375,164)   (104,007,025)
                                                 --------------  --------------
Change in Shares                                       (704,141)     (1,272,724)
                                                 ==============   =============

----------
* Includes accumulated net investment income of $ 18,826 and $ 17,689 respectively.
All capital share transactions have been processed at a net asset value of $ 1.00 per share.

                       See Notes to Financial Statements
                                       21

AMERICAN INDEPENDENCE FUNDS TRUST
UltraShort Bond Fund
--------------------------------------------------------------------------------
Statements of Assets and Liabilities
--------------------------------------------------------------------------------
                                                                October 31, 2003

Assets:
Investments, at value (cost $ 59,378,893 )                        $  59,863,656
Investment in affiliates, at value
 (cost $ 1,864,350 )                                                  1,864,350
                                                                  -------------
   Total Investments                                                 61,728,006
                                                                  -------------
Interest and dividends receivable                                       283,869
Receivable for investments sold                                             551
Receivable from advisor                                                   2,651
Prepaid expenses and other assets                                         2,734
                                                                  -------------
Total Assets                                                         62,017,811
                                                                  -------------
Liabilities:
Dividends payable                                 $      99,984
Payable for investments purchased                       488,872
Accrued expenses and other payables:
   Investment advisory fees                               9,881
   Administration fees                                    1,347
   Service organization fees                              4,157
   Custodian fees                                         1,040
   Other payables                                        20,399
                                                  -------------
Total Liabilities                                                       625,680
                                                                  -------------
Net Assets consist of:
Capital                                                           $  60,800,863
Distributions in excess of net investment
 income                                                                  (9,314)
Accumulated net realized gains from investment
 transactions                                                           115,819
Unrealized appreciation from investments                                484,763
                                                                  -------------
Net Assets                                                        $  61,392,131
                                                                  =============
Service Shares:
   Net Assets                                                     $  61,392,131
                                                                  =============
   Outstanding Units of Beneficial Interest
    (Shares)                                                          6,037,362
                                                                  =============
      Net asset value, redemption price per
       share                                                      $       10.17
                                                                  =============
Maximum Sales Charge - Service Shares                                      3.75%
                                                                  -------------
Maximum Offering Price (100%/(100%- Maximum
 Sales Charge) of net asset value adjusted to
 the nearest cent) per share - Service Shares                     $       10.57
                                                                  =============

                       See Notes to Financial Statements
                                       22

AMERICAN INDEPENDENCE FUNDS TRUST
UltraShort Bond Fund
--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------
                                                     Year ended October 31, 2003

Investment Income:
   Interest income                                                $   1,477,060
   Dividend income from affiliates                                       36,337
                                                                  -------------
Total Investment Income                                               1,513,397
                                                                  -------------
Expenses:
   Investment advisory fees                       $     217,483
   Administration fees                                  108,742
   12b-1 fees                                           135,926
   Service organization fees                            135,926
   Accounting fees                                       49,779
   Custodian fees                                        10,873
   Transfer agent fees                                    5,364
   Other fees                                            57,300
                                                  -------------
Total expenses before fee reductions                                    721,393
   Expenses voluntarily reduced/ reimbursed by
    the Investment Advisor                                             (139,568)
   Expenses voluntarily reduced by the
    Distributor                                                        (135,926)
   Expenses voluntarily reduced by the Service
    Organization                                                        (92,489)
                                                                  -------------
   Net Expenses                                                         353,410
                                                                  -------------
Net Investment Income                                                 1,159,987
                                                                  -------------
Realized/Unrealized Gains (Losses) from
 Investments:
Net realized gains from investment transactions                         272,186
Change in unrealized appreciation/depreciation
 from investments                                                      (208,980)
                                                                  -------------
Net realized/unrealized gains from investments                           63,206
                                                                  -------------
Change in Net Assets Resulting from Operations                    $   1,223,193
                                                                  =============

                       See Notes to Financial Statements
                                       23

AMERICAN INDEPENDENCE FUNDS TRUST
UltraShort Bond Fund
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
                                                    Year ended     Year ended
                                                   October 31,     October 31,
                                                      2003            2002
                                                  -------------   -------------
From Investment Activities:
Operations:
   Net investment income                          $   1,159,987   $   1,754,605
   Net realized gains/ losses from investment
    transactions                                        272,186         (28,235)
   Change in unrealized appreciation/
    depreciation from investments                      (208,980)       (782,995)
                                                  -------------   -------------
Change in net assets from operations                  1,223,193         943,375
                                                  -------------   -------------
Distributions to Shareholders:
   From net investment income                        (1,275,514)     (1,779,391)
   From net realized gains from investment
    transactions                                             --        (215,785)
                                                  -------------   -------------
Change in net assets from shareholder
 distributions                                       (1,275,514)     (1,995,176)
                                                  -------------   -------------
Capital Share Transactions:
   Proceeds from shares issued                       25,181,601      11,415,293
   Dividends reinvested                                 452,252         629,168
   Cost of shares redeemed                          (12,768,741)    (10,037,578)
                                                  -------------   -------------
Change in net assets from capital share
 transactions                                        12,865,112       2,006,883
                                                  -------------   -------------
Change in net assets                                 12,812,791         955,082
Net Assets:
   Beginning of period                               48,579,340      47,624,258
                                                  -------------   -------------
   End of period*                                 $  61,392,131   $  48,579,340
                                                  =============   =============
Share Transactions:
   Issued                                             2,470,496       1,120,438
   Reinvested                                            44,410          61,613
   Redeemed                                          (1,253,912)       (984,534)
                                                  -------------   -------------
Change in Shares                                      1,260,994         197,517
                                                  =============   =============
----------
* Includes accumulated (dividends in excess of) net investment income of $ (9,314) and $ 4,865, respectively.

                       See Notes to Financial Statements
                                       24

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
                                                                October 31, 2003
Assets:
Investments, at value (cost $ 49,179,119)                        $   50,988,288
Investments in affiliates, at value
 (cost $ 1,611,062)                                                   1,611,062
                                                                 --------------
   Total Investments                                                 52,599,350
                                                                 --------------
Interest and dividends receivable                                       546,309
Receivable for investments sold                                         161,537
Receivable from investment advisor                                        2,341
Prepaid expenses and other assets                                         3,272
                                                                 --------------
Total Assets                                                         53,312,809
                                                                 --------------
Liabilities:
Dividends payable                                $      171,100
Payable for investments purchased                     1,177,925
Accrued expenses and other payables:
   Investment advisory fees                              12,766
   Administration fees                                    1,141
   Service organization fees                              3,516
   Custodian fees                                           880
   Other payables                                        18,821
                                                 --------------
Total Liabilities                                                     1,386,149
                                                                 --------------
Net Assets consist of:
Capital                                                          $   49,582,252
Distributions in excess of net investment
 income                                                                    (453)
Accumulated net realized gains from investment
 transactions                                                           535,692
Unrealized appreciation from investments                              1,809,169
                                                                 --------------
Net Assets                                                       $   51,926,660
                                                                 ==============
Service Shares:
   Net Assets                                                    $   51,926,660
                                                                 ==============
   Outstanding Units of Beneficial Interest
    (Shares)                                                          4,859,274
                                                                 ==============
   Net asset value, redemption price per share                   $        10.69
                                                                 ==============
   Maximum Sales Charge - Service Shares                                   3.75%
                                                                 --------------
   Maximum  Offering  Price  (100%/(100%-
    Maximum Sales Charge) of net asset value
    adjusted to the nearest cent) per share -
    Service Shares                                               $        11.11
                                                                 ==============

                        See Notes to Financial Statments
                                       25

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund
--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------
                                                     Year ended October 31, 2003
Investment Income:
   Interest income                                               $    2,310,701
   Dividend income from affiliates                                        9,774
                                                                 --------------
Total Investment Income                                               2,320,475
                                                                 --------------
Expenses:
   Investment advisory fees                      $      194,881
   Administration fees                                   97,441
   12b-1 fees                                           121,801
   Service organization fees                            121,801
   Accounting fees                                       49,334
   Custodian fees                                         9,743
   Transfer agent fees                                    5,222
   Other fees                                            52,636
                                                 --------------
Total expenses before fee reductions                                    652,859
   Expenses voluntarily reduced/ reimbursed by
    the Investment Advisor                                              (77,941)
   Expenses voluntarily reduced by the
    Distributor                                                        (121,801)
   Expenses voluntarily reduced by the Service
    Organization                                                        (82,843)
                                                                 --------------
   Net Expenses                                                         370,274
                                                                 --------------
Net Investment Income                                                 1,950,201
                                                                 --------------
Realized/Unrealized Gains (Losses) from
 Investments:
Net realized gains from investment transactions                         597,228
Change in unrealized appreciation/depreciation
 from investments                                                      (452,415)
                                                                 --------------
Net realized/unrealized losses from investments                         144,813
                                                                 --------------
Change in Net Assets Resulting from Operations                   $    2,095,014
                                                                 ==============

                        See Notes to Financial Statments
                                       26

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
                                                   Year ended      Year ended
                                                  October 31,     October 31,
                                                      2003            2002
                                                 --------------  --------------
From Investment Activities:
Operations:
   Net investment income                         $    1,950,201  $    2,409,747
   Net realized gains from investment
    transactions                                        597,228         559,784
   Change in unrealized appreciation/
    depreciation from investments                      (452,415)        125,657
                                                 --------------  --------------
Change in net assets from operations                  2,095,014       3,095,188
                                                 --------------  --------------
Distributions to Shareholders:
   From net investment income                        (2,103,902)     (2,304,361)
   From net realized gains on investment
    transactions                                       (144,181)             --
                                                 --------------  --------------
Change in net assets from shareholder
 distributions                                       (2,248,083)     (2,304,361)
                                                 --------------  --------------
Capital Share Transactions:
   Proceeds from shares issued                       13,377,183      10,224,656
   Dividends reinvested                                 970,534         747,461
   Cost of shares redeemed                          (10,274,389)     (9,203,488)
                                                 --------------  --------------
Change in net assets from capital share
 transactions                                         4,073,328       1,768,629
                                                 --------------  --------------
Change in net assets                                  3,920,259       2,559,456

Net Assets:
   Beginning of period                               48,006,401      45,446,945
                                                 --------------  --------------
   End of period*                                $   51,926,660  $   48,006,401
                                                 ==============  ==============
Share Transactions:
   Issued                                             1,242,281         977,372
   Reinvested                                            90,196          71,403
   Redeemed                                            (955,532)       (879,984)
                                                 --------------  --------------
Change in Shares                                        376,945         168,791
                                                 ==============  ==============

-----------
* Includes accumulated (dividends in excess of) net investment income of $ (453) and $ 91,710, respectively.

                        See Notes to Financial Statments
                                       27

AMERICAN INDEPENDENCE FUNDS TRUST
Stock Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
                                                                October 31, 2003
Assets:
Investments, at value (cost $ 66,849,947)                        $   74,230,233
Investment in affiliates, at value
 (cost $ 2,062,038)                                                   2,062,038
                                                                 --------------
   Total Investments                                                 76,292,271
                                                                 --------------
Dividends receivable                                                    130,672
Receivable from investment advisor                                        3,144
Prepaid expenses and other assets                                         3,205
                                                                 --------------
Total Assets                                                         76,429,292
                                                                 --------------
Liabilities:
   Investment advisory fees                      $       55,704
   Administration fees                                    1,665
   Service organization fees                              5,118
   Custodian fees                                         1,280
   Other payables                                        29,239
                                                 --------------
Total Liabilities                                                        93,006
                                                                 --------------
Net Assets consist of:
Capital                                                          $   76,176,588
Accumulated net investment income                                     1,081,508
Accumulated net realized losses from investment
 transactions                                                        (8,302,096)
Unrealized appreciation from investments                              7,380,286
                                                                 --------------
Net Assets                                                       $   76,336,286
                                                                 ==============
Service Shares:
   Net Assets                                                    $   76,336,286
                                                                 ==============
   Outstanding Units of Beneficial Interest
    (Shares)                                                          6,996,762
                                                                 ==============
   Net asset value, redemption price per share                   $        10.91
                                                                 ==============
   Maximum Sales Charge - Service Shares                                   5.00%
                                                                 --------------
   Maximum  Offering  Price  (100%/(100%-
    Maximum Sales Charge) of net asset value
    adjusted to the nearest cent) per share -
    Service Shares                                               $        11.48
                                                                 ==============

                        See Notes to Financial Statments
                                       28

AMERICAN INDEPENDENCE FUNDS TRUST
Stock Fund
--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------
                                                     Year ended October 31, 2003
Investment Income:
   Dividend income                                                $   2,183,996
   Dividend income from affiliates                                        9,506
                                                                  -------------
Total Investment Income                                               2,193,502
                                                                  -------------
Expenses:
   Investment advisory fees                       $     694,821
   Administration fees                                  138,965
   12b-1 fees                                           173,705
   Service organization fees                            173,705
   Accounting fees                                       35,274
   Custodian fees                                        13,895
   Transfer agent fees                                    7,081
   Other fees                                            74,046
                                                  -------------
Total expenses before fee reductions                                  1,311,492
   Expenses voluntarily reduced/ reimbursed by
    the Investment Advisor                                             (123,364)
   Expenses voluntarily reduced by the
    Distributor                                                        (173,705)
   Expenses voluntarily reduced by the Service
    Organization                                                       (118,105)
                                                                  -------------
   Net Expenses                                                         896,318
                                                                  -------------
Net Investment Income                                                 1,297,184
                                                                  -------------
Realized/Unrealized Gains (Losses) from
 Investments:
Net realized losses from investment
 transactions                                                          (128,434)
Change in unrealized appreciation/depreciation
 from investments                                                    12,929,826
                                                                  -------------
Net realized/unrealized gains from investments                       12,801,392
                                                                  -------------
Change in Net Assets Resulting from Operations                    $  14,098,576
                                                                  =============

                       See Notes to Financial Statements
                                       29

AMERICAN INDEPENDENCE FUNDS TRUST
Stock Fund
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
                                                   Year ended      Year ended
                                                   October 31,     October 31,
                                                      2003            2002
                                                  -------------   -------------
From Investment Activities:
Operations:
   Net investment income                          $   1,297,184   $   1,235,561
   Net realized losses from investment
    transactions                                       (128,434)     (3,548,319)
   Change in unrealized appreciation/
    depreciation from investments                    12,929,826      (7,670,377)
                                                  -------------   -------------
Change in net assets from operations                 14,098,576      (9,983,135)
                                                  -------------   -------------
Distributions to Shareholders:
   From net investment income                        (1,249,994)     (1,030,963)
                                                  -------------   -------------
Change in net assets from shareholder
 distributions                                       (1,249,994)     (1,030,963)
                                                  -------------   -------------
Capital Share Transactions:
   Proceeds from shares issued                       12,333,686      15,387,223
   Dividends reinvested                                 700,807         537,703
   Cost of shares redeemed                         ((16,004,074)   ((11,916,503)
                                                  -------------   -------------
Change in net assets from capital share
 transactions                                        (2,969,581)      4,008,423
                                                  -------------   -------------
Change in net assets                                  9,879,001      (7,005,675)
Net Assets:
   Beginning of period                               66,457,285      73,462,960
                                                  -------------   -------------
   End of period*                                 $  76,336,286   $  66,457,285
                                                  =============   =============
Share Transactions:
   Issued                                             1,261,009       1,478,269
   Reinvested                                            76,591          48,355
   Redeemed                                          (1,644,180)     (1,127,333)
                                                  -------------   -------------
Change in Shares                                       (306,580)        399,291
                                                  =============   =============

----------
* Includes accumulated net investment income of $ 1,081,508 and $ 1,034,318, respectively.

                       See Notes to Financial Statements
                                       30

AMERICAN INDEPENDENCE FUNDS TRUST
International Multi-Manager Stock Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
                                                                October 31, 2003

Assets:
Investment in International Equity Portfolio,
 at value                                                         $  65,786,729
Prepaid expenses and other assets                                         3,245
                                                                  -------------
Total Assets                                                         65,789,974
                                                                  -------------
Liabilities:
   Investment advisory fees                       $      19,209
   Administration fees                                    1,074
   Service organization fees                              4,384
   Other payables                                        21,709
                                                  -------------
Total Liabilities                                                        46,376
                                                                  -------------
Net Assets consist of:
Capital                                                           $  68,353,926
Accumulated net investment income                                       764,503
Accumulated net realized losses from investment
 transactions                                                        (7,214,541)
Unrealized appreciation from investments                              3,839,710
                                                                  -------------
Net Assets                                                        $  65,743,598
                                                                  =============
Service Shares:
   Net Assets                                                     $  65,743,598
                                                                  =============
   Outstanding Units of Beneficial Interest
    (Shares)                                                          6,204,907
                                                                  =============
   Net asset value, redemption price per share                    $       10.60
                                                                  =============
   Maximum Sales Charge - Service Shares                                   5.00%
                                                                  -------------
   Maximum  Offering  Price(100%/(100%-
    Maximum Sales Charge) of net asset value
    adjusted to the nearest cent) per share -
    Service Shares                                                $       11.16
                                                                  =============

                        See Notes to Financial Statements
                                       31

AMERICAN INDEPENDENCE FUNDS TRUST
International Multi-Manager Stock Fund
--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------
                                                     Year ended October 31, 2003
Investment Income allocated from
International Equity Portfolio:
   Income from International Equity Portfolio                     $   1,750,717
   Foreign tax withholding                                             (244,651)
   Expenses from International Equity Portfolio                        (260,251)
                                                                  -------------
Net Investment Income allocated from
International Equity Portfolio:                                       1,245,815
                                                                  -------------
Expenses:
   Investment advisory fees                       $     212,408
   Administration fees                                   79,653
   12b-1 fees                                           132,755
   Service organization fees                            132,755
   Accounting fees                                       30,000
   Transfer agent fees                                    6,154
   Other fees                                            55,612
                                                  -------------
Total expenses before fee reductions                                    649,337
   Expenses voluntarily reduced by the
    Investment Advisor                                                  (26,552)
   Expenses voluntarily reduced by the
    Distributor                                                        (132,755)
   Expenses voluntarily reduced by the Service
    Organization                                                        (90,295)
                                                                  -------------
   Net Expenses                                                         399,735
                                                                  -------------
Net Investment Income                                                   846,080
                                                                  -------------
Realized/Unrealized Gains/ (Losses) from
 Investments allocated from International
 Equity Portfolio:
Net realized losses from investment
 transactions                                                          (818,520)
Change in unrealized appreciation/depreciation
 from investments                                                    15,278,863
                                                                  -------------
Net realized/unrealized gains from investments                       14,460,343
                                                                  -------------
Change in Net Assets Resulting from Operations                    $  15,306,423
                                                                  =============

                        See Notes to Financial Statements
                                       32

AMERICAN INDEPENDENCE FUNDS TRUST
International Multi-Manager Stock Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                                   Year ended      Year ended
                                                   October 31,     October 31,
                                                      2003            2002
                                                  -------------   -------------
From Investment Activities:
Operations:
Net investment income                             $     846,080   $     556,632
   Net realized losses from investment
    transactions                                       (818,520)     (3,878,034)
   Change in unrealized appreciation/
    depreciation from investments                    15,278,863      (1,986,454)
                                                  -------------   -------------
Change in net assets from operations                 15,306,423      (5,307,856)
                                                  -------------   -------------
Distributions to Shareholders:
   From net investment income                          (819,512)       (325,334)
                                                  -------------   -------------
Change in net assets from shareholder
 distributions                                         (819,512)       (325,334)
                                                  -------------   -------------
Capital Share Transactions:
   Proceeds from shares issued                       15,563,139      15,606,983
   Dividends reinvested                                 385,545         167,948
   Cost of shares redeemed                          (11,249,835)    (11,626,627)
                                                  -------------   -------------
Change in net assets from capital share
 transactions                                         4,698,849       4,148,304
                                                  -------------   -------------
Change in net assets                                 19,185,760      (1,484,886)
Net Assets:
   Beginning of period                               46,557,838      48,042,724
                                                  -------------   -------------
   End of period*                                 $  65,743,598   $  46,557,838
                                                  =============   =============
Share Transactions:
   Issued                                             1,776,112       1,676,607
   Reinvested                                            47,716          17,716
   Redeemed                                          (1,275,555)     (1,236,621)
                                                  -------------   -------------
Change in Shares                                        548,273         457,702
                                                  =============   =============

----------
* Includes accumulated net investment income of $ 764,503 and $ 447,201, respectively.

                       See Notes to Financial Statements
                                       33

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
                                                                   October 31,
                                                                      2003
Assets:
Investments, at value (cost $ 152,023,236 )                      $  159,436,808
Interest and dividends receivable                                     1,737,827
Receivable from investment advisor                                       21,562
Prepaid expenses and other assets                                         4,633
                                                                 --------------
Total Assets                                                        161,200,830
                                                                 --------------
Liabilities:
Dividends payable                                $      484,144
Payable for investments purchased                     4,150,419
Accrued expenses and other payables:
   Investment advisory fees                              39,727
   Administration fees                                    3,430
   Service organization fees                             10,878
   Custodian fees                                         2,648
   Other payables                                        63,577
                                                 --------------
Total Liabilities                                                     4,754,823
                                                                 --------------
Net Assets consist of:
Capital                                                             151,061,575
Accumulated net investment income                                        94,015
Accumulated net realized losses from investment
 transactions                                                        (2,123,155)
Unrealized appreciation from investments                              7,413,572
                                                                 --------------
Net Assets                                                       $  156,446,007
                                                                 ==============
Institutional Class Shares:
   Net Assets                                                    $  155,198,125
                                                                 ==============
   Outstanding Units of Beneficial Interest
    (Shares)                                                         14,129,107
                                                                 ==============
   Net asset value, offering and redemption
    price per share                                              $        10.98
                                                                 ==============
Class A Shares:
   Net Assets                                                    $    1,247,882
                                                                 ==============
   Outstanding Units of Beneficial Interest
    (Shares)                                                            113,700
                                                                 ==============
   Net asset value, redemption price
    per share                                                    $        10.98
                                                                 ==============
Maximum Sales Charge - Class A Shares                                      4.00%
                                                                 --------------
   Maximum Offering Price (100%/(100%-
    Maximum Sales Charge) of net asset value
    adjusted to the nearest cent)                                $        11.44
                                                                 ==============

                        See Notes to Financial Statements
                                       34

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------
                                                    Year ended October 31, 2003

Investment Income:
   Interest income                                               $    6,598,963
   Dividend income                                                       24,105
                                                                 --------------
Total Investment Income                                               6,623,068
                                                                 --------------
Expenses:
   Investment advisory fees                      $      451,038
   Administration fees                                  300,698
   12b-1 Class A                                          5,127
   Service organization Institutional Class             374,159
   Service organization Class A                           1,709
   Accounting fees                                       58,859
   Custodian fees                                        30,067
   Transfer agent fees                                   40,568
   Other fees                                           152,254
                                                 --------------
Total expenses before fee reductions                                  1,414,479
   Expenses voluntarily reimbursed by the
    Investment Advisor                                                 (251,681)
   Expenses voluntarily reduced by the
    Distributor                                                          (2,735)
   Expenses voluntarily reduced by the Service
    Organization                                                       (255,589)
                                                                 --------------
   Net Expenses                                                         904,474
                                                                 --------------
Net Investment Income                                                 5,718,594
                                                                 --------------
Realized/Unrealized Gains/ (Losses) from
 Investments:
Net realized losses from investment
 transactions                                                          (122,950)
Change in unrealized appreciation/depreciation
 from investments                                                       714,581
                                                                 --------------
Net realized/unrealized gains from investments                          591,631
                                                                 --------------
Change in Net Assets Resulting from Operations                   $    6,310,225
                                                                 ==============

                        See Notes to Financial Statements
                                       35

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
                                                   Year ended      Year ended
                                                   October 31,     October 31,
                                                      2003            2002
                                                 --------------  --------------
From Investment Activities:
Operations:
   Net investment income                         $    5,718,594  $    5,898,406
   Net realized losses from investment
    transactions                                       (122,950)         (3,045)
   Change in unrealized appreciation/
    depreciation from investments                       714,581         959,429
                                                 --------------  --------------
Change in net assets from operations                  6,310,225       6,854,790
                                                 --------------  --------------
Distributions to Institutional Class
 Shareholders:
   From net investment income                        (5,683,613)     (5,807,713)
Distributions to Class A Shareholders:
   From net investment income                           (23,561)         (1,833)
                                                 --------------  --------------
Change in net assets from capital share
 transactions                                        (5,707,174)     (5,809,546)
                                                 --------------  --------------
Capital Transactions:
   Proceeds from shares issued                       27,637,092      36,671,753
   Dividends reinvested                                 975,890         790,368
   Cost of shares redeemed                          (23,848,860)    (30,276,946)
                                                 --------------  --------------
Change in net assets from capital transactions        4,764,122       7,185,175
                                                 --------------  --------------
Change in net assets                                  5,367,173       8,230,419
Net Assets:
   Beginning of period                              151,078,834     142,848,415
                                                 --------------  --------------
   End of period*                                $  156,446,007  $  151,078,834
                                                 ==============  ==============
Share Transactions:
   Issued                                             2,507,641       3,397,741
   Reinvested                                            88,622          73,252
   Redeemed                                          (2,164,091)     (2,813,350)
                                                 --------------  --------------
Change in Shares                                        432,172         657,643
                                                 ==============  ==============
----------
* Includes accumulated net investment income of $ 94,015 and $ 82,595, respectively.

                        See Notes to Financial Statements
                                       36

AMERICAN INDEPENDENCE FUNDS TRUST
Money Market Fund
Schedule of Portfolio Investments, continued
October 31, 2003
                                                     Principal      Amortized
                                                       Amount          Cost
                                                   -------------   ------------
Repurchase Agreements (1.4%)
US Treasuries (1.4%)
J.P. Morgan Securities, Inc., 1.06%, 11/3/03,
 (Purchased on 10/31/03, proceeds at maturity
 $977,139, collaterlized by J.P. Morgan Bank,
 fair value $998,292)                              $     977,053   $    977,053
                                                                   ------------
Total Repurchase Agreements                                             977,053
                                                                   ------------
Bank Notes * (17.5%)
Banking (17.5%)
First Union National Bank, 1.32%, 12/3/03              3,500,000      3,504,597
First USA Bank, 1.30%, 11/10/03                        3,000,000      3,001,683
National City Bank of Indiana, 1.09%, 12/9/03          3,000,000      2,999,968
Southtrust Bank NA, 1.21%, 11/24/03                    3,000,000      3,002,043
                                                                   ------------
Total Bank Notes                                                     12,508,291
                                                                   ------------
Commercial Paper **(40.4%)
Asset Backed Securities (27.9%)
Govco Inc., 1.08%, 12/2/03 (b) (c)                     2,000,000      1,998,140
K2 USA LLC, 1.08%, 11/17/03 (b)                        2,000,000      1,999,040
Moat Funding LLC, 1.16%, 11/17/03 (b) (c)              3,500,000      3,498,211
Scaldis Capital LLC, 1.13%, 3/26/04 (b) (c)            3,000,000      2,986,373
Sheffield Receivables, 1.07%, 12/17/03 (b) (c)         3,000,000      2,995,898
Sigma Finance Inc., 1.13%, 3/15/04 (b)                 3,500,000      3,485,169
Yorktown Capital, 1.07%, 12/19/03 (c)                  3,000,000      2,995,720
                                                                   ------------
                                                                     19,958,551
                                                                   ------------
Banking (4.9%)
Fountain Square, 1.08%, 11/17/03 (b) (c)               3,500,000      3,498,320
                                                                   ------------
Foreign Banks (7.6%)
Danske Corp., 1.05%, 11/12/03                          2,620,000      2,619,159
Tulip Funding Corp, 1.07%, 12/24/03 (b) (c)            2,787,000      2,782,610
                                                                   ------------
                                                                      5,401,769
                                                                   ------------
Total Commercial Paper                                               28,858,640
                                                                   ------------
Corporate Bonds (9.8%)
Banking (4.9%)
Credit Suisse First Boston, 1.16%*, 1/12/04            3,500,000      3,500,368
                                                                   ------------
Financial Services (4.9%)
SLM Corp., 1.42%*, 12/16/03                            3,490,000      3,496,292
                                                                   ------------
Total Corporate Bonds                                                 6,996,660
                                                                   ------------
Medium Term/Senior Notes **(21.1%)
Financial Services (14.1%)
General Electric Capital Corp., 1.27%, 1/22/04         3,000,000      3,002,090
Merrill Lynch & Co., 1.50%, 1/7/04                     3,500,000      3,505,057
Salmon Smith Barney Holdings, 1.46%, 11/24/03          2,000,000      2,004,124
Salmon Smith Barney Holdings, 1.26%, 12/17/03          1,500,000      1,501,486
                                                                   ------------
                                                                     10,012,757
                                                                   ------------

AMERICAN INDEPENDENCE FUNDS TRUST
Money Market Fund
Schedule of Portfolio Investments, continued
October 31, 2003
                                                     Principal      Amortized
                                                       Amount          Cost
                                                   -------------   ------------
Medium Term/Senior Notes, continued
Motor Vehicles (7.0%)
American Honda Finance, 1.33%, 11/17/03 (b)        $   1,000,000   $  1,000,691
American Honda Finance, 1.30%, 1/8/04 (b)              2,000,000      2,001,586
Toyota Motor Credit Corp., 1.08%, 12/19/03             2,000,000      1,999,937
                                                                   ------------
                                                                      5,002,214
                                                                   ------------
Total Medium Term/Senior Notes                                       15,014,971
                                                                   ------------
U.S. Government Agency Obligations (9.8%)
Fannie Mae (2.8%)
1.11%, 12/16/03                                        2,000,000      1,997,275
                                                                   ------------
Freddie Mac (7.0%)
1.14%, 3/15/04                                         5,000,000      4,979,094
                                                                   ------------
Total U.S. Government Agency Obligations                              6,976,369
                                                                   ------------
Total Investments (Amortized Cost $71,331,984)
 (a) - 100.0%                                                        71,331,984
Liabilities in excess of other assets - 0.0%                            (12,587)
                                                                   ------------
NET ASSETS - 100.0%                                                $ 71,319,397
                                                                   ============
----------
(a) Cost for federal income tax and financial reporting purposes are the same.
(b) Represents a restricted security purchased under Rule 144A which is exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid by procedures approved by the board of trustees.
(c) Represents section 4(2) commercial paper which is exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid by procedures approved by the board of trustees.
* Variable rate securities. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 2003. Maturity date reflects next rate change date.
** Discount securities. The rate represents the effective yield on date of purchase.

                        See Notes to Financial Statements
                                       38

AMERICAN INDEPENDENCE FUNDS TRUST
UltraShort Bond Fund

Schedule of Portfolio Investments, continued
October 31,2003

                                                     Principal
                                                   Amount/Shares       Value
                                                   -------------   ------------
Asset Backed Securities  (29.5%)
Asset Backed Securities Corp., Series
 2001-HE2, Class A1, 1.38%*, 11/15/03              $     252,316   $    252,363
Brazos Student Loan Finance Corp.,
 Series 1995-A, Class A3, 1.58%*, 11/1/03                455,000        454,948
Capital Auto Receivables Asset Trust,
 Series 2001-1, Class A5, 1.20%*, 11/15/03             1,000,000      1,000,583
Chase Funding Loan Aquisition Trust,
 Series 2001-FF1, Class A2, 1.36%*, 11/25/03             368,978        369,261
Chase Funding Mortgage Loan
 Asset-Backed Certificates, Series 2001-3,
 Class 2A1, 1.37%*, 11/25/03                              45,829         45,868
Chesapeake Funding LLC, Series
 2002-1, Class A1, 1.32%*, 11/7/03                     1,000,000      1,000,819
Citibank Credit Card Issuance Trust,
 Series 2001-B1, Class B1, 1.65%*, 1/15/04             1,000,000      1,008,988
Countrywide Asset-Backed Certificates,
 Series 2003-BC1, Class A1, 1.52%*, 11/25/03             628,655        629,591
Countrywide Asset-Backed Certificates,
 Series 2003-SD1, Class A1, 1.81%*, 11/25/03 (b)         334,408        335,766
Countrywide Asset-Backed Certificates,
 Series 2003-SD3, Class A1, 1.54%*, 11/25/03 (b)         300,000        303,000
Countrywide Home Equity Loan Trust,
 Series 2001-A, Class A, 1.36%*, 11/15/03                312,207        312,028
Education Loans, Inc., Series 1998-1,
 Class J, 1.32%*, 12/1/03                                303,978        303,763
Fannie Mae Grantor Trust, Series
 2003-T4, Class 1A, 1.23%*, 11/26/03                     464,808        465,098
Fannie Mae Whole Loan, Series 2001-
 W1, Class AV1, 1.24%*, 11/25/03                         442,066        446,486
Fleet Home Equity Loan Trust, Series
 2003-1, Class A, 1.37%*, 11/20/03                       401,280        401,201
Freddie Mac Structured Pass Through Securities,
 Series T-29, Class A2, 1.25%*, 11/15/03               1,372,066      1,373,008
Freddie Mac Structured Pass Through Securities,
 Series T-31, Class A7, 1.25%*, 11/25/03                 410,388        411,784
Freddie Mac Structured Pass Through Securities,
 Series T-32, Class A1, 1.25%*, 11/25/03               1,602,255      1,602,744
GMAC Mortgage Corp. Loan Trust,
 Series 2001-HE3, Class A2, 1.40%*, 11/25/03             357,973        357,203
Honda Auto Receivables Owner Trust,
 Series 2003-2, Class A4, 2.16%, 10/21/08                500,000        492,140
Household Home Equity Loan Trust,
 Series 2002-2, Class A, 1.42%*, 11/20/03                461,663        461,836
IMC Home Equity Loan Trust, Series
 1998-3, Class A6, 6.40%, 4/20/26                         75,393         75,687
MSDWCC Heloc Trust, Series 2003-1,
 Class A, 1.39%*, 11/25/03                               472,622        472,134
Nellie Mae, Inc., Series 1996-1, Class
 A2, 1.38%*, 11/15/03                                    341,803        341,953
Option One Mortgage Loan Trust, Series
 2003-1, Class A2, 1.54%*, 11/25/03                      416,938        418,275

AMERICAN INDEPENDENCE FUNDS TRUST
UltraShort Bond Fund

Schedule of Portfolio Investments, continued
October 31,2003

                                                     Principal
                                                   Amount/Shares       Value
                                                   -------------   ------------
Asset Backed Securities, continued
Pass Through Amortizing Credit Card
 Trust, Series 2002-1A, Class A1FL,
 1.87%*, 11/17/03 (b)                              $     146,361   $    146,271
Principal Residential Mortgage, Series
 2001-1, Class A2, 1.41%*, 11/20/03, (b)                 500,000        500,847
Residential Asset Securities Corp.,
 Series 2000-KS4, Class AII, 1.35%*, 11/25/03            272,174        271,833
Residential Funding Mortgage Securities,
 Series 2003-HS3, Class A2B, 1.41%*, 11/25/03            622,400        622,400
Rffc 03-RP1 A, 1.61%*, 11/25/03                          399,291        399,541
Salomon Brothers Mortgage Securities VII,
 Series 1999-AQ1, Class A, 1.44%*, 11/25/03              201,012        200,515
Toyota Auto Receivables Owner Trust,
 Series 2003-B, Class A3, 1.15%*, 11/15/03             1,000,000      1,000,437
Union Financial Services Taxable Student,
 Series 1998-A, Class B5, 1.38%*, 11/5/03                300,000        300,296
USAA Auto Owner Trust, Series
 2003-1, Class A4, 2.04%, 2/16/10                        400,000        394,280
USAA Auto Owner Trust, Series
 2001-1, Class A4, 5.08%, 3/15/06                        500,000        508,760
Wachovia Asset Securitization, Inc.,
 Series 2003-HE2, Class AII1, 1.38%*, 11/25/03           400,000        400,094
                                                                   ------------
Total Asset Backed Securities                                        18,081,801
                                                                   ============
Collateralized Mortgage Obligations  (15.8%)
Bank of America Mortgage Securities,
 Series 2002-G, Class 2A1, 6.68%*, 11/20/03               86,592         88,153
CS First Boston Mortgage Securities
 Corp., Series 2003-AR2, Class 2A1,
 4.92%*, 11/25/03                                        324,885        328,396
CS First Boston Mortgage Securities
 Corp., Series 2002-AR17, Class 2A1,
 5.36%*, 11/19/03                                        193,337        197,047
Fannie Mae Whole Loan, 5.30%, 5/25/42                    600,000        623,168
Fifth Third Home Equity Loan Trust,
 Series 2003-1, Class A, 1.37%*, 11/20/03                586,877        586,877
Freddie Mac, Series 1694, Class A,
 6.50%, 9/15/23                                          639,662        674,927
Freddie Mac, Series T-22, Class A7,
 1.27%*, 11/25/03                                        659,116        663,478
Freddie Mac Structured Pass Through Securities,
 Series T-54, Class 4A, 5.12%*, 11/1/03                  436,308        459,820
Mall of America Capital Co., LLC,
 Series 2000-1, Class A, 1.42%*, 11/12/03 (b)            600,000        601,295
Merrill Lynch Mortgage Investors, Inc.,
 4.21%*, 11/25/03                                        360,948        363,746
Merrill Lynch Mortgage Investors, Inc.,
 Series 1994-D, Class A, 4.66%*, 11/1/03                  20,692         20,596
MLCC Mortgage Investors, Inc., Series
 2003-B, Class A1, 1.46%*, 11/25/03                      564,818        565,325

AMERICAN INDEPENDENCE FUNDS TRUST
UltraShort Bond Fund

Schedule of Portfolio Investments, continued
October 31,2003

                                                     Principal
                                                   Amount/Shares       Value
                                                   -------------   ------------
Collateralized Mortgage Obligations, continued
MLCC Mortgage Investors, Inc., Series
 1999-A, Class A, 1.50%*, 11/15/03                 $     424,317   $    424,781
MLCC Mortgage Investors, Inc., Series
 1995-B, Class A, 1.52%*, 11/15/03                     1,249,129      1,251,569
Nationslink Funding Corp., Series
 1999-SL, Class A4, 6.65%*, 11/1/03                      500,000        533,328
Sequoia Mortgage Trust, Series 7, Class A,
 1.46%*, 11/20/03                                        601,406        602,856
Small Business Administration, Series
 2000-10C, Class 1, 7.88%, 5/1/10                        208,218        227,084
Small Business Administration, Series
 1996-P10C, Class 1, 7.35%*, 11/1/03                     995,136      1,080,863
Structured Asset Securities Corp.,
 3.83%, 3/25/33                                          391,250        389,122
                                                                   ------------
Total Collateralized Mortgage Obligations                             9,682,431
                                                                   ============
Corporate Bonds  (15.0%)
Aerospace/Defense  (0.6%)
General Dynamics Corp., 1.36%*, 12/1/03                  225,000        225,259
Raytheon Co., 5.70%, 11/1/03                             150,000        150,000
                                                                   ------------
                                                                        375,259
                                                                   ------------
Automotive  (0.3%)
Daimler Chrysler NA Holdings, 1.94%*, 12/29/03           200,000        199,753
                                                                   ------------
Banking  (2.5%)
Associated Bank Green Bay, 1.25%*, 1/12/04               250,000        250,284
Bank One Corp., 6.88%, 8/1/06                            150,000        166,667
First American Corp., 7.25%, 5/1/06                      125,000        139,707
Old Kent Bank, 7.75%, 8/15/10                            200,000        217,193
Old National Bank, 1.46%*, 1/30/04                       350,000        350,436
PNC Bank N.A., 7.875%, 4/15/05                           245,000        265,475
State Street Capital Trust II, 1.63%*, 11/17/03          150,000        150,279
                                                                   ------------
                                                                      1,540,041
                                                                   ------------
Chemicals  (0.3%)
Cabot Corp., 6.56%, 12/12/05                             200,000        213,452
                                                                   ------------
Data Processing Services  (0.2%)
Oracle Corp., 6.72%, 2/15/04                             150,000        152,261
                                                                   ------------
Financial Services  (2.6%)
Citigroup, Inc., 5.75%, 5/10/06                          200,000        215,401
Ford Motor Credit Co., 1.35%*, 1/28/04                   375,000        367,510
General Electric Capital Corp., 1.29%*, 12/15/03         205,000        205,345
Merrill Lynch & Co., 1.53%*, 11/24/03                    225,000        226,409
Morgan Stanley Dean Witter, 6.10%, 4/15/06               200,000        216,876
Structured Asset Repackaging Trust,
 1.44%*, 11/28/03 (b)                                    300,000        300,033
                                                                   ------------
                                                                      1,531,574
                                                                   ------------
Food/Beverage Products  (0.8%)
General Mills, Inc., 8.11%, 11/18/04                     125,000        132,875
Heinz Co., 6.56%*, 11/15/03 (b)                          150,000        150,184
Kraft Foods, Inc., 1.33%*, 11/26/03                      200,000        199,705
                                                                    -----------
                                                                        482,764
                                                                    -----------

AMERICAN INDEPENDENCE FUNDS TRUST
UltraShort Bond Fund

Schedule of Portfolio Investments, continued
October 31,2003

                                                     Principal
                                                   Amount/Shares       Value
                                                   -------------   ------------
Corporate Bonds, continued
Footwear  (0.3%)
Reebok International, Ltd., 6.75%, 9/15/05         $     200,000   $    214,587
                                                                   ------------
Forestry  (0.3%)
Weyerhaeuser Co., 5.50%, 3/15/05                         200,000        208,452
                                                                   ------------
Insurance  (0.7%)
Allstate Financial Global
 Fund, 1.36%*, 11/3/03 (b)                               250,000        250,953
Progressive Corp., 6.60%, 1/15/04                        150,000        151,536
                                                                   ------------
                                                                        402,489
                                                                   ------------
Metals & Mining  (0.5%)
Alcoa, Inc., 1.43%*, 12/6/03                             170,000        170,449
Noranda, Inc., 8.13%, 6/15/04                            150,000        155,720
                                                                   ------------
                                                                        326,169
                                                                   ------------
Oil & Gas Exploration Products & Services (1.4%)
Columbia Energy Group, 6.80%, 11/28/05                   175,000        190,414
Halliburton Co., 2.66%*, 1/17/04                         165,000        165,017
Transocean, Inc., 6.75%, 4/15/05                         200,000        212,431
Union Pacific Resources, 6.50%, 5/15/05                  275,000        293,280
                                                                   ------------
                                                                        861,142
                                                                   ------------
Oil & Gas Transmission  (0.4%)
Duke Energy Field Services Corp.,
 7.50%, 8/16/05                                          200,000        217,452
                                                                   ------------
Pharmaceuticals  (0.4%)
Bristol-Myers Squibb Co., 4.75%, 10/1/06                 225,000        237,439
                                                                   ------------
Photography  (0.3%)
Eastman Kodak Co., 1.69%*, 11/8/03                       185,000        183,140
                                                                   ------------
Printing  (0.4%)
Quebecor World, Inc., 6.50%, 8/1/27                      250,000        256,952
                                                                   ------------
Railroads  (0.3%)
Norfolk Southern Corp., 7.88%, 2/15/04                   155,000        157,773
                                                                   ------------
Retail - Food  (0.7%)
Fred Meyer, Inc., 7.38%, 3/1/05                          175,000        186,980
Safeway, Inc., 1.63%*, 2/2/04                            250,000        250,000
                                                                   ------------
                                                                        436,980
                                                                   ------------
Schools  (0.6%)
Loyola University of Chicago, 7.35%, 8/24/04             325,000        339,388
                                                                   ------------
Special Purpose Entity  (1.1%)
Monumental Global Funding, 6.05%, 1/19/06 (b)            150,000        162,619
Principal Life Global, 1.37%*, 11/3/03 (b)               250,000        251,016
Protective Life, 5.50%, 5/14/04 (b)                      250,000        255,396
                                                                   ------------
                                                                        669,031
                                                                   ------------
Telephone  (0.3%)
Sprint Capital Corp., 5.88%, 5/1/04                      200,000        203,397
                                                                   ------------
Total Corporate Bonds                                                 9,209,495
                                                                   ============

AMERICAN INDEPENDENCE FUNDS TRUST
UltraShort Bond Fund

Schedule of Portfolio Investments, continued
October 31,2003

                                                     Principal
                                                   Amount/Shares       Value
                                                   -------------   ------------
Medium Term/Senior Notes  (3.4%)
Banking  (2.0%)
Bank of America Corp., Series H,
 1.38%*, 11/26/03                                  $     300,000   $    301,022
Key Corp Bank, Series F, 1.39%*, 11/28/03                250,000        250,472
Mercantile Bancorp, 7.05%, 6/15/04                       400,000        413,985
Washington Mutual Bank, 1.51%*, 1/26/04                  260,000        261,645
                                                                   ------------
                                                                      1,227,124
                                                                   ------------
Financial Services  (1.4%)
American Honda Finance, 1.32%*, 1/12/04                  150,000        150,172
General Motors Acceptance Corp.,
 2.41%*, 1/20/04                                         230,000        229,966
Golden Funding Corp., 1.62%*, 11/3/03 (b)                250,000        250,395
John Hancock Global Funding II,
 1.33%*, 12/12/03, (b)                                   250,000        250,479
                                                                   ------------
                                                                        881,012
                                                                   ------------
Total Medium Term/Senior Notes                                        2,108,136
                                                                   ============
Taxable Municipal Bonds  (5.7%)
California  (0.6%)
San Francisco, Affordable Housing,
 Series D, GO, 5.50%, 6/15/05, OID                       350,000        365,001
                                                                   ------------
Connecticut  (0.8%)
East Hartford, GO, 7.10%, 1/15/05                        100,000        105,924
State, Series A, GO, 6.50%, 12/1/03                      375,000        376,425
                                                                   ------------
                                                                        482,349
                                                                   ------------
Illinois  (0.7%)
Chicago, GO, 7.30%, 1/1/04, FGIC                         400,000        403,744
                                                                   ------------
Maine  (0.4%)
State, GO, 6.95%, 7/1/04                                 225,000        233,190
                                                                   ------------
Missouri  (0.7%)
State, Series N, 1.23%*, 11/5/03                         400,000        400,000
                                                                   ------------
New Jersey  (0.5%)
Hudson County, GO, 6.09%, 9/1/05, FSA                    295,000        308,092
                                                                   ------------
South Carolina  (0.8%)
State, Series A-2, 1.08%*, 11/10/03                      550,000        550,000
                                                                   ------------
Washington  (0.8%)
State, 1.20%*, 12/19/03                                  500,000        500,000
                                                                   ------------
Wisconsin  (0.4%)
Beaver Dam, 5.50%, 9/1/04                                220,000        226,444
                                                                   ------------
Total Taxable Municipal Bonds                                         3,468,820
                                                                   ============

AMERICAN INDEPENDENCE FUNDS TRUST
UltraShort Bond Fund

Schedule of Portfolio Investments, continued
October 31, 2003
                                                     Principal
                                                   Amount/Shares      Value
                                                   -------------   ------------
U.S. Government Agencies (19.4%)
Fannie Mae (4.7%)
2.78%*, 11/25/03                                   $      65,781   $     66,790
3.64%, 7/1/07                                            987,778        994,257
4.52%*, 11/25/03                                         968,389        997,031
4.56%*, 11/25/03                                         589,005        602,703
6.50%, 12/1/15                                           157,248        165,671
8.50%, 8/1/30                                             44,687         48,160
                                                                   ------------
                                                                      2,874,612
                                                                   ------------
Federal Farm Credit Bank (9.8%)
1.05%*, 11/20/03                                       6,000,000      6,002,256
                                                                   ------------
Federal Home Loan Bank (4.9%)
1.06%*, 12/15/03                                       3,000,000      2,999,460
                                                                   ------------
Total U.S. Government Agencies                                       11,876,328
                                                                   ------------
U.S. Government Agency Pass-Through
 Securities (1.3%)
Fannie Mae  (1.0%)
6.20%, 6/1/06, Pool # 383652                             512,701        545,319
6.34%*, 11/1/03, Pool # 365421                           123,935        128,613
                                                                   ------------
                                                                        673,932
                                                                   ------------
Freddie Mac  (0.1%)
3.94%*, 11/1/03, Pool # 846367                            37,327         38,571
                                                                   ------------
Small Business Administration (0.2%)
4.48%*, 11/1/03, Pool # 503664                            30,057         31,745
4.62%*, 11/1/03, Pool # 503653                            32,364         33,872
5.23%*, 11/1/03, Pool # 502966                            26,695         28,517
                                                                   ------------
                                                                         94,134
                                                                   ------------
Total U.S. Government Agency
 Pass-Through Securities                                                806,637
                                                                   ------------
U.S. Treasury Obligations (7.5%)
U.S. Treasury Notes (7.5%)
3.00%, 2/15/08                                         1,517,000      1,518,305
3.63%, 1/15/08                                         2,450,000      3,111,703
                                                                   ------------
Total U.S. Treasury Obligations                                       4,630,008
                                                                   ------------
Investment Companies (3.0%)
American AAdvantage U.S. Government
 Money Market Fund (c)                                 1,864,350      1,864,350
                                                                   ------------
Total Investment Companies                                            1,864,350
                                                                   ------------
Total Investments (Cost $61,243,243)(a) - 100.6%                     61,728,006
Liabilities in excess of other assets - (0.6)%                         (335,875)
                                                                   ------------
NET ASSETS - 100.0%                                                $ 61,392,131
                                                                   ============

AMERICAN INDEPENDENCE FUNDS TRUST
UltraShort Bond Fund

Schedule of Portfolio Investments, continued
October 31, 2003

* Variable rate securities. This rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 2003. Maturity date reflects next rate change date.
(a) Represents cost for federal tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation                         $ 537,617
Unrealized depreciation                           (52,854)
                                                ---------
Net unrealized appreciation                     $ 484,763
                                                =========

(b) Represents a restricted security purchase under Rule 144A which is exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid by procedures approved by the board of trustees.
(c) Affiliate.
AMBAC - Insured by AMBAC Indemnity Corp.
FGIC - Insured by Financial Guaranty Insurance Corp.
FSA - Insured by Financial Security Assurance Inc.
GO - General Obligation
LLC - Limited Liability Corp.
OID - Original Issue Discount

                        See notes to financial statements
                                       45

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund

Schedule of Portfolio Investments, continued
October 31, 2003
                                                     Principal
                                                   Amount/Shares      Value
                                                   -------------   ------------
Asset Backed Securities (7.8%)
Brazos Student Loan Finance Corp.,
 Series 1995-A, Class A3, 1.58%*, 11/3/03          $     460,000   $    459,947
Chase Credit Card Master Trust, Series
 2003-4, Class B, 1.77%*, 11/15/03                       250,000        250,000
Citibank Credit Card Issuance Trust,
 Series 2001-B1, Class B1, 1.65%*, 1/15/04               250,000        252,247
Countrywide Asset-Backed Certificates,
 Series 2000-1, Class MV1, 1.59%*, 11/25/03              400,000        400,017
Green Tree Financial Corp., Series
 1997-7, Class A8, 6.86%, 7/15/29                        358,272        370,194
Honda Auto Receivables Owner Trust,
 Series 2003-2, Class A4, 2.16%, 10/21/08                400,000        393,712
MSDWCC Heloc Trust, Series 2003-1,
 Class A, 1.39%*, 11/25/03                               472,622        472,134
Rffc 03-RP1 A, 1.61%*, 11/28/03                          399,291        399,541
Union Financial Services Taxable
 Student, Series 1998-A, Class B5, 1.17%*,
 11/12/03                                                300,000        300,296
USAA Auto Owner Trust, Series
  2001-1, Class A4, 5.08%, 3/15/06                       350,000        356,132
Wachovia Asset Securitization, Inc.,
 Series 2003-HE2, Class AII1, 1.38%*, 11/25/03           400,000        400,094
                                                                   ------------
Total Asset Backed Securities                                         4,054,314
                                                                   ------------
Collateralized Mortgage Obligations (4.8%)
American Housing Trust, Series VI,
 Class 1-I, 9.15%, 5/25/20                               195,306        195,959
Asset Securitization Corp., Series
 1997-D4, Class A1C, 7.42%, 4/14/29                      750,000        789,179
Merrill Lynch Mortgage Investors, Inc.,
 Series 1997-C1, Class A3, 7.12%, 6/18/29                900,493        980,361
Nationslink Funding Corp., Series
 1999-SL, Class A4, 6.65%*, 11/10/03                     500,000        533,328
                                                                   ------------
Total Collateralized Mortgage Obligations                             2,498,827
                                                                   ------------
Corporate Bonds (33.4%)
Aerospace/Defense (0.6%)
General Dynamics Corporation, 4.50%, 8/15/10             165,000        167,511
Raytheon Co., 6.15%, 11/1/08                             150,000        161,809
                                                                   ------------
                                                                        329,320
                                                                   ------------
Agricultural Operations (0.3%)
Cargill, Inc., 6.38%, 6/1/12, (b)                        125,000        137,087
                                                                   ------------
Air Courier Services (0.3%)
Fedex Corp., 7.52%, 1/15/18                              133,450        152,549
                                                                   ------------
Automotive (0.4%)
Daimler Chrysler, 7.75%, 1/18/11                         200,000        221,404
                                                                   ------------
Banking (9.2%)
AmSouth Bancorp, 6.13%, 3/1/09                           225,000        246,742

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund

Schedule of Portfolio Investments, continued
October 31, 2003
                                                     Principal
                                                   Amount/Shares      Value
                                                   -------------   ------------
Corporate Bonds, continued
Banking, continued
Associated Banc Corp., 6.75%, 8/15/11              $     200,000   $    220,920
Bank of America Corp., 7.40%, 1/15/11                    300,000        350,659
Bank One Corp., 10.00%, 8/15/10                          230,000        299,362
BB&T Corp., 6.50%, 8/1/11                                125,000        139,550
BB&T Corp., 7.25%, 6/15/07                               125,000        142,156
Chase Capital VI, 1.74%*, 11/3/03                        350,000        320,454
Citigroup, Inc., 6.50%, 1/18/11                          165,000        185,969
City National Bank, Series AI, 6.75%, 9/1/11             250,000        278,164
First Union National Bank, 7.80%, 8/18/10                300,000        359,282
Firstar Bank N.A., 7.13%, 12/1/09                        150,000        174,840
Lincoln National Corp., 7.25%, 5/15/05                   200,000        216,418
Manufacturers & Traders Trust Co., 8.00%, 10/1/10        150,000        179,652
Marshall & Ilsley Bank, 6.38%, 9/1/11                    200,000        221,111
National City Bank, 6.20%, 12/15/11                      150,000        162,705
National City Bank of Kentucky, 6.30%,
 2/15/11, OID                                             75,000         82,700
National Commerce Capital, 2.14%*, 1/2/04                150,000        137,683
Old Kent Bank, 7.75%, 8/15/10                            200,000        217,193
Old National Bank, 1.46%*, 1/30/04                       175,000        175,218
PNC Bank N.A., 7.88%, 4/15/05                            250,000        270,893
U.S. Bank NA Minnesota, 6.38%, 8/1/11                    150,000        166,921
Washington Mutual Bank, Series II, 6.88%,
 6/15/11                                                 250,000        280,867
                                                                   ------------
                                                                      4,829,459
                                                                   ------------
Broadcasting/Cable (0.3%)
Cox Enterprises, Inc., 8.00%, 2/15/07 (b)                125,000        142,242
                                                                   ------------
Chemicals (0.3%)
Eastman Chemical, 7.00%, 4/15/12                         165,000        180,658
                                                                   ------------
Commercial Services (0.3%)
Nielsen Media, 7.60%, 6/15/09                            150,000        169,847
                                                                   ------------
Consumer Goods & Services  (0.5%)
Dial Corp., 7.00%, 8/15/06                               100,000        110,638
Rubbermaid, Inc., 6.60%, 11/15/06                        125,000        138,341
                                                                   ------------
                                                                        248,979
                                                                   ------------
Data Processing (0.3%)
Fiserv, Inc., 4.00%, 4/15/08                             140,000        139,293
                                                                   ------------
Electric - Generation (0.2%)
Niagara Mohawk Power, Series F, 7.63%, 10/1/05            94,512        103,360
                                                                   ------------
Electric Utility (1.1%)
Utilicorp, 6.88%, 10/1/04, AMBAC                         550,000        568,000
                                                                   ------------
Electrical & Electronic (0.9%)
General Electric Co., 5.00%, 2/1/13                      170,000        171,391
Philips Electronics, 7.75%, 4/15/04, NV                  300,000        307,361
                                                                   ------------
                                                                        478,752
                                                                   ------------

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund

Schedule of Portfolio Investments, continued
October 31, 2003
                                                     Principal
                                                   Amount/Shares       Value
                                                   -------------   ------------
Corporate Bonds, continued
Financial Services (4.1%)
Allstate Financial Global Funding, 6.50%,
 6/14/11, GIC, (b)                                 $     300,000   $    336,001
Equifax, Inc., 4.95%, 11/1/07                            125,000        129,687
Ford Motor Credit Co., 7.38%, 10/28/09                   230,000        238,191
General Motors Acceptance Corp., 5.85%, 1/14/09          140,000        144,195
Goldman Sachs Group, Inc., 6.88%, 1/15/11                225,000        254,828
JP Morgan Chase & Co., 6.75%, 2/1/11                     220,000        247,283
Merrill Lynch & Co., 1.53%*, 11/24/03                    225,000        226,409
Morgan Stanley Dean Witter, 6.75%, 4/15/11               250,000        281,344
Prudential Insurance, 7.65%, 7/1/07, (b)                 250,000        281,027
                                                                   ------------
                                                                      2,138,965
                                                                   ------------
Food/Beverage Products (1.8%)
Conagra, Inc., 7.88%, 9/15/10                            125,000        150,055
General Mills, Inc., 8.11%, 11/18/04                     125,000        132,875
IBP, Inc., 6.13%, 2/1/06                                 185,000        194,772
Kraft Foods, Inc., 6.25%, 6/1/12                         150,000        161,905
Unilever NV, 6.15%, 1/15/06                              150,000        161,640
Whitman Corp., 6.38%, 5/1/09                             125,000        139,207
                                                                   ------------
                                                                        940,454
                                                                   ------------
Forestry (0.3%)
Weyerhaeuser Co., 6.75%, 3/15/12                         160,000        173,484
                                                                   ------------
Hotels & Motels (0.3%)
Marriott International, 6.88%, 11/15/05                  125,000        135,489
                                                                   ------------
Industrial Goods & Services  (0.7%)
Aramark Corp., 6.75%, 8/1/04                             200,000        206,419
Praxair, Inc., 6.50%, 3/1/08                             125,000        139,373
                                                                   ------------
                                                                        345,792
                                                                   ------------
Insurance (0.3%)
Berkley Corp., 5.13%, 9/30/10                            150,000        151,353
                                                                   ------------
Internet Services (0.4%)
Thomson Corp., 6.20%, 1/5/12                             175,000        191,737
                                                                   ------------
Life Insurance (2.5%)
John Hancock Global Funding II, 7.90%,
 7/2/10,(b)                                              200,000        237,645
New York Life Global Fdg, 5.38%, 9/15/13, (b)            240,000        246,544
Protective Life U.S. Funding, 5.88%, 8/15/06,(b)         150,000        163,445
Reliastar Financial Corp., 8.00%, 10/30/06               300,000        340,290
Safeco Corp., 4.88%, 2/1/10                              150,000        153,769
Unitrin, Inc., 5.75%, 7/1/07                             150,000        157,617
                                                                   ------------
                                                                      1,299,310
                                                                   ------------
Linen Supply and Related Items (0.3%)
Cintas Corp., 6.00%, 6/1/12                              125,000        135,481
                                                                   ------------
Metals & Mining (0.3%)
Alcoa, Inc., 7.38%, 8/1/10                               150,000        175,119
                                                                   ------------
Minerals (0.3%)
Phelps Dodge Corp., 6.63%, 10/15/05                      150,000        159,023
                                                                   ------------

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund
Schedule of Portfolio Investments, continued
October 31, 2003
                                                     Principal
                                                   Amount/Shares      Value
                                                   -------------   ------------
Corporate Bonds, continued
Multimedia (1.0%)
Time Warner, Inc., 8.11%, 8/15/06                  $     250,000   $    281,805
Viacom, Inc., 7.70%, 7/30/10                             200,000        237,569
                                                                   ------------
                                                                        519,374
                                                                   ------------
Oil & Gas Exploration Products & Services (1.5%)
Conoco, Inc., 6.35%, 4/15/09                             200,000        222,944
Halliburton Co., 2.66%*, 1/17/04                         140,000        140,015
Marathon Oil Corp., 6.13%, 3/15/12                       140,000        151,629
Transocean, Inc., 6.63%, 4/15/11                          75,000         83,144
Union Oil Company of California, 9.40%, 2/15/11          150,000        185,423
                                                                   ------------
                                                                        783,155
                                                                   ------------
Oil & Gas Transmission (0.3%)
Duke Energy Field Services Corp., 7.88%, 8/16/10         145,000        169,698
                                                                   ------------
Paper & Related Products (0.3%)
International Paper Co., 6.75%, 9/1/11                   125,000        138,272
                                                                   ------------
Pharmaceuticals (0.6%)
American Home Products, 6.70%, 3/15/11                   135,000        151,941
Bristol-Myers Squibb Co., 5.75%, 10/1/11                 160,000        171,408
                                                                   ------------
                                                                        323,349
                                                                   ------------
Printing (0.3%)
Quebecor World, Inc., 4.88%, 11/15/08                    150,000        149,819
                                                                   ------------
Real estate (0.3%)
JDN Realty Corp., 6.95%, 8/1/07                          150,000        164,583
                                                                   ------------
Restaurants (0.3%)
McDonald's Corp., 8.88%, 4/1/11                          125,000        154,662
                                                                   ------------
Retail - Food (0.3%)
Safeway, Inc., 1.63%*, 2/2/04                            150,000        150,000
                                                                   ------------
Schools (0.6%)
Harvard University, 8.13%, 4/15/07                       250,000        292,073
                                                                   ------------
Special Purpose Entity (1.4%)
Blue Cross Blue Shield, 8.25%, 11/15/11, (b)             150,000        172,289
Monumental Global Funding, 6.05%, 1/19/06, (b)           200,000        216,825
Pall Corp., 6.00%, 8/1/12, (b)                           150,000        154,871
Principal Life Global, 6.25%, 2/15/12, (b)               150,000        162,947
                                                                   ------------
                                                                        706,932
                                                                   ------------
Storage / Warehousing (0.2%)
Shurgard Storage Centers Inc., 5.88%, 3/15/13            125,000        127,811
                                                                   ------------
Telephone (0.3%)
Sprint Capital Corp., 6.00%, 1/15/07                     140,000        148,490
                                                                   ------------
Total Corporate Bonds                                                17,375,375
                                                                   ------------

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund
Schedule of Portfolio Investments, continued
October 31, 2003
                                                     Principal
                                                   Amount/Shares      Value
                                                   -------------   ------------
Medium Term/Senior Notes (1.4%)
Financial Services (0.3%)
General Motors Acceptance Corp., 2.41%*, 1/20/04   $      50,000   $     49,993
Nationwide Financial Services, 5.90%, 7/1/12             125,000        130,128
                                                                   ------------
                                                                        180,121
                                                                   ------------
Schools (0.5%)
Stanford University, 6.16%, 4/30/11                      225,000        247,947
                                                                   ------------
Semiconductors (0.6%)
Applied Materials, Inc., 6.70%, 9/6/05                   300,000        323,859
                                                                   ------------
Total Medium Term/Senior Notes                                          751,927
                                                                   ------------
Taxable Municipal Bonds (9.6%)
Arkansas (0.9%)
State, Water-Waste Disposal, Series A,
GO, 6.00%, 7/1/08, OID                                   435,000        476,625
                                                                   ------------
llinois (1.0%)
Chicago, Series D, GO, 4.72%, 1/1/12                     200,000        198,918
Loyola University, Series C, 4.80%, 7/1/13               150,000        143,859
State, Pension, GO, 3.55%, 6/1/11                        170,000        162,253
                                                                   ------------
                                                                        505,030
                                                                   ------------
Iowa (0.2%)
Des Moines, Hotel & Motel, GO, 5.85%,
 12/1/11, OID                                            115,000        125,895
                                                                   ------------
Maine (0.6%)
State, GO, 3.25%, 6/15/10                                300,000        287,709
                                                                   ------------
Minnesota (2.4%)
St. Paul, GO, 6.05%, 2/1/07                            1,195,000      1,295,858
                                                                   ------------
Missouri (0.8%)
State, Series N, 1.23%*, 11/5/03                         400,000        400,000
                                                                   ------------
Oregon (0.5%)
State, Alternative Energy Project, Series F,
 GO, 5.25%, 10/1/09, OID                                 225,000        241,490
                                                                   ------------
Tennessee (0.4%)
State, Series B, GO, 6.00%, 2/1/09                       175,000        192,686
                                                                   ------------
Texas (0.3%)
State, Water Financial Assistance, GO, 3.50%,
 8/1/11                                                  175,000        165,195
                                                                   ------------
Washington (0.8%)
State, 1.20%*, 12/19/03                                  400,000        400,000
                                                                   ------------
West Virginia (1.7%)
State, Infrastructure, Series C, GO, 7.25%,
 11/1/08                                                 800,000        918,480
                                                                   ------------
Total Taxable Municipal Bonds                                         5,008,968
                                                                   ------------

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund
Schedule of Portfolio Investments, continued
October 31, 2003
                                                     Principal
                                                   Amount/Shares       Value
                                                   -------------   ------------
U.S. Government Agencies (18.2%)
Fannie Mae (14.9%)
3.25%, 8/15/08                                     $     165,000   $    163,151
4.21%*, 11/1/03                                          999,621      1,018,917
4.50%, 9/25/18                                           750,000        751,263
5.25%, 1/15/09                                         1,000,000      1,073,704
5.50%, 7/25/12                                           615,057        620,956
5.50%, 4/25/17                                         2,500,000      2,572,061
5.50%, 8/25/17                                           500,000        512,838
6.00%, 4/25/10                                           998,106      1,015,632
                                                                   ------------
                                                                      7,728,522
                                                                   ------------
Federal Home Loan Bank (3.3%)
2.75%, 3/14/08                                           225,000        219,875
2.88%, 9/15/06                                         1,470,000      1,479,046
                                                                   ------------
                                                                      1,698,921
                                                                   ------------
Total U.S. Government Agencies                                        9,427,443
                                                                   ------------
U.S. Government Agency Pass-Through Securities
 (4.4%)
Fannie Mae (4.3%)
6.18%, 8/1/08, Pool # 380581                             934,983      1,021,094
6.40%*, 11/3/03, Pool # 365421                           256,472        266,152
7.13%, 6/1/04, Pool # 375168                             932,296        938,773
                                                                   ------------
                                                                      2,226,019
                                                                   ------------
Freddie Mac (0.1%)
3.72%*, 11/1/03, Pool # 846367                            37,327         38,571
                                                                   ------------
Total U.S. Government Agency Pass-Through
 Securities                                                           2,264,590
                                                                   ------------
U.S. Government Bond (5.1%)
Housing and Urban Development (5.1%)
Housing Urban Development, 7.22%, 8/1/07               2,316,000      2,659,498
                                                                   ------------
Total U.S. Government Bond                                            2,659,498
                                                                   ------------
U.S. Treasury Obligations (13.4%)
U.S. Treasury Notes (13.4%)
3.50%, 1/15/11                                           892,220      1,066,648
3.88%, 1/15/09                                            77,000         98,071
4.38%, 8/15/12                                           475,000        482,348
4.75%, 11/15/08                                        2,325,000      2,485,209
5.00%, 2/15/11                                           675,000        722,804
5.63%, 5/15/08                                         1,050,000      1,162,588
7.25%, 5/15/16                                           750,000        929,678
                                                                   ------------
Total U.S. Treasury Obligations                                       6,947,346
                                                                   ------------
Investment Companies (3.1%)
American AAdvantage U.S. Government                    1,611,062      1,611,062
                                                                   ------------
 Money Market Fund (c)
Total Investment Companies                                            1,611,062
                                                                   ------------
Total Investments (Cost $50,790,181) (a) -
 101.2%                                                              52,599,350
Liabilities in excess of other assets - (1.2)%                         (672,690)
                                                                   ------------
NET ASSETS - 100.0%                                                $ 51,926,660
                                                                   ============

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund
Schedule of Portfolio Investments
October 31, 2003


* Variable rate securities. This rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 2003. The maturity date is the next rate change date.
(a) Represents cost for federal income tax and financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows:

Unrealized appreciation           $  1,983,669
Unrealized depreciation               (174,500)
                                  ------------
Net unrealized appreciation       $  1,809,169
                                  ============

(b) Represents a restricted security purchased under Rule 144A which is exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid by procedures approved by the board of trustees.

(c) Affiliate.
AMBAC - Insured by AMBAC Idemnity Corp.
GIC- Guaranteed Investment Contract
GO - General Obligation
MBIA - Insured by Municipal Bond Insurance Association
NV - Naamloze Vennootschap (Dutch Corp.)
OID- Original Issue Discount


                        See notes to financial statements
                                       52

AMERICAN INDEPENDENCE FUNDS TRUST
Stock Fund
Schedule of Portfolio Investments, continued
October 31, 2003
                                                      Shares           Value
                                                   -------------   ------------
Common Stocks (97.2%)
Aerospace/Defense Equipment (2.7%)
Boeing Co.                                                52,700   $  2,028,423
                                                                   ------------
Banking (13.3%)
Bank of America Corp.                                     28,600      2,165,878
HSBC Holdings PLC - ADR                                   16,050      1,204,874
PNC Financial Services Group                              40,911      2,191,602
Washington Mutual, Inc.                                   53,400      2,336,250
Wells Fargo & Co.                                         41,800      2,354,176
                                                                   ------------
                                                                     10,252,780
                                                                   ------------
Chemicals (4.4%)
Dow Chemical Co.                                          73,100      2,755,139
Millenium Chemicals, Inc.                                 57,000        571,140
                                                                   ------------
                                                                      3,326,279
                                                                   ------------
Commercial Services & Supplies (4.2%)
Cendant Corp. (b)                                        117,600      2,402,568
Waste Management, Inc.                                    30,600        793,152
                                                                   ------------
                                                                      3,195,720
                                                                   ------------
Cruise Lines (2.0%)
Carnival Corp.                                            43,200      1,508,112
                                                                   ------------
Diversified Financials (3.0%)
J.P. Morgan Chase & Co.                                   62,900      2,258,110
                                                                   ------------
Electric Utility  (11.5%)
American Electric Power Co., Inc.                         78,500      2,212,915
CenterPoint Energy, Inc.                                  97,900        960,399
Duke Energy Corp.                                         80,800      1,466,520
Entergy Corp.                                             35,400      1,908,060
Public Service Enterprise Group, Inc.                     39,900      1,630,713
Southern Co.                                              23,200        691,360
                                                                   ------------
                                                                      8,869,967
                                                                   ------------
Electrical & Electronic (2.1%)
Emerson Electric Co.                                      28,800      1,634,400
                                                                   ------------
Financial Services (4.4%)
Citigroup, Inc.                                           55,033      2,608,564
SLM Corp.                                                 18,300        716,628
                                                                   ------------
                                                                      3,325,192
                                                                   ------------
Food Products & Services (3.6%)
ConAgra Foods, Inc.                                       82,400      1,964,416
Dean Foods Co. (b)                                        24,700        747,175
                                                                   ------------
                                                                      2,711,591
                                                                   ------------
Industrial Conglomerates (2.4%)
Tyco International, Ltd.                                  89,400      1,866,672
                                                                   ------------
Insurance (7.4%)
Allstate Corp.                                            59,400      2,346,300
MGIC Investment Corp.                                     32,100      1,647,051
XL Capital Ltd.                                           23,400      1,626,300
                                                                   ------------
                                                                      5,619,651
                                                                   ------------
Machinery (1.8%)
ITT Industries, Inc.                                      20,700      1,407,393
                                                                   ------------

AMERICAN INDEPENDENCE FUNDS TRUST
Stock Fund

Schedule of Portfolio Investments, continued
October 31, 2003
                                                      Shares          Value
                                                   -------------   ------------
Common Stocks, continued
Medical Products (2.2%)
Baxter International, Inc.                                63,600   $  1,690,488
                                                                   ------------
Medical-Hospital Services (2.2%)
Tenet Healthcare Corp. (b)                               121,200      1,672,560
                                                                   ------------
Multi-Utilities (0.7%)
Reliant Resources, Inc. (b)                              105,766        523,542
                                                                   ------------
Oil & Gas Exploration Products & Services (10.8%)
BP Amoco PLC ADR                                          49,300      2,089,334
ChevronTexaco Corp.                                        9,800        728,140
ConocoPhillips                                            42,023      2,401,615
Occidental Petroleum Corp.                                86,500      3,049,990
                                                                   ------------
                                                                      8,269,079
                                                                   ------------
Pharmaceuticals (4.7%)
Bristol-Myers Squibb Co.                                  86,600      2,197,042
Schering-Plough Corp.                                     91,900      1,403,313
                                                                   ------------
                                                                      3,600,355
                                                                   ------------
Real Estate Investment Trust (2.0%)
Equity Office Properties Trust                            53,200      1,490,132
                                                                   ------------
Telecommunications (1.8%)
Verizon Communications                                    40,892      1,373,971
                                                                   ------------
Tobacco (10.0%)
Altria Group, Inc.                                        60,000      2,790,000
Imperial Tobacco Group PLC ADR                            75,000      2,492,250
UST, Inc.                                                 68,300      2,323,566
                                                                   ------------
                                                                      7,605,816
                                                                   ------------
Total Common Stocks                                                  74,230,233
                                                                   ------------
Investment Companies (2.7%)
American AAdvantage U.S. Government                    2,062,038      2,062,038
                                                                   ------------
   Money Market Fund (c)
Total Investment Companies                                            2,062,038
                                                                   ------------
Total Investments (Cost $68,911,985) (a) - 99.9%                     76,292,271
Other assets in excess of liabilities - 0.1%                             44,015
                                                                   ------------
NET ASSETS - 100.0%                                                $ 76,336,286
                                                                   ============
----------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $ 354,880. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation               $ 13,288,995
Unrealized depreciation                 (5,908,709)
                                      ------------
Net unrealized appreciation           $  7,380,286
                                      ============
(b) Represents non-income producing securities.
(c) Affilate.

ADR-American Depositary Receipt

                        See notes to financial statements
                                       54

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund

Schedule of Portfolio Investments, continued
October 31, 2003
                                                     Principal
                                                   Amount/Shares      Value
                                                   -------------   ------------
Municipal Bonds (100.3%)
Guam (0.2%)
Guam Government, Series A, 5.90%,
 9/1/05, Callable 3/1/04 @ 100, OID                $     250,000   $    251,058
                                                                   ------------
Kansas (100.1%)
Anthony, Electric Revenue, 5.30%,
 12/1/17, Callable 12/1/05 @ 100                       1,215,000      1,243,650
Augusta, Electric System Revenue,
 2.75%, 8/1/06, AMBAC                                    135,000        138,667
Augusta, Electric System Revenue,
 3.00%, 8/1/07, AMBAC                                    285,000        293,342
Augusta, Electric System Revenue,
 3.30%, 8/1/08, AMBAC                                    295,000        304,307
Barton County, School District #428,
 Great Bend, GO, Series A, 5.30%, 9/1/15,
 Callalble 9/1/06 @ 100, FGIC                          1,390,000      1,529,306
Bourbon County, School District #234,
 GO, Series B, 5.63%, 9/1/11, Callable
 9/1/06 @ 100, FSA                                       285,000        316,108
Brown County, Horton School District
 #430, GO, 5.38%, 9/1/13, Callable 9/1/06
 @ 100, FSA                                              500,000        551,140
Burlington, Environmental Improvement
 Revenue, 0.95%*, 11/7/03                              1,000,000      1,000,000
Burlington, Environmental Improvement
 Revenue, 4.75%, 10/1/17                                 925,000        984,922
Butler & Sedgwick County, School
 District # 385, GO, 5.15%, 9/1/11, OID, FSA             100,000        110,490
Butler & Sedgwick County, School
 District #385, GO, 5.60%, 9/1/12, FSA                 1,775,000      2,034,647
Butler County, School District #402,
 GO, 5.25%, 10/1/12, Callable 4/1/04 @ 100, FSA          500,000        507,730
Cherokee County, 6.25%, 12/1/23,
 Callable 6/1/08 @ 100, COP                            1,000,000      1,029,850
Chisholm Creek, Water & Sewer Revenue, 5.25%,
 9/1/14, Callable 9/1/12  @ 100, MBIA                    710,000        784,507
Coffey County, GO, 4.65%, 9/1/05                         690,000        728,909
Coffeyville, Community College, COP,
 5.88%, 10/1/14, Callable 10/1/04 @ 100, OID             250,000        258,233
Coffeyville, Water & Sewer Revenue,
 4.60%, 10/1/04, Callable 11/28/03 @ 100, AMBAC          465,000        466,869
Coffeyville, Water & Sewer Revenue,
 4.70%, 10/1/05, Callable 11/28/03 @ 100, AMBAC          490,000        496,610
Cowley County, School District #465, GO, 5.25%,
 10/1/15, Callable 10/1/13 @ 100, MBIA                 1,310,000      1,441,157

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund

Schedule of Portfolio Investments, continued
October 31, 2003

                                                     Principal
                                                   Amount/Shares      Value
                                                   -------------   ------------
Municipal Bonds, continued
Cowley County, School District #470,
 GO, 5.45%, 12/1/12, Pre-refunded 12/1/06
 @ 100, FGIC                                       $     500,000   $    556,685
Cowley County, School District #470,
 GO, 5.50%, 12/1/16, Pre-refunded 12/1/06 @
 100, FGIC, OID                                        1,000,000      1,114,860
Dodge City, Pollution Control Revenue,
 6.63%, 5/1/05 (b)                                       700,000        718,137
Dodge City, School District # 443, GO,
 4.00%, 3/1/08, FGIC                                   1,000,000      1,063,620
Dodge City, School District #443, GO,
 4.80%, 3/1/08, Callable 3/1/04 @ 100, FSA               360,000        364,406
Dodge City, School District #443, GO,
 5.00%, 3/1/14, Callable 3/1/04 @ 100, FSA               250,000        253,220
Dodge City, School District #443, GO,
 4.70%, 9/1/15, Callable 9/1/08 @ 100, FSA               975,000      1,003,821
Douglas County, School District #497,
 GO, 5.00%, 9/1/07                                     1,000,000      1,104,010
El Dorado, Water Utility System
 Revenue, 4.65%, 10/1/05                                 350,000        369,138
El Dorado, Water Utility System
 Revenue, 4.70%, 10/1/06, Callable
 10/1/05 @ 100                                           275,000        288,494
El Dorado, Water Utility System
 Revenue, 4.75%, 10/1/07, Callable
 10/1/05 @ 100                                           200,000        208,584
Ellsworth County, School District #328,
 GO, 5.25%, 9/1/15, Callable 9/1/06 @ 100, FSA           500,000        549,425
Finney County, GO, 5.00%, 12/1/10,
 Callable 12/1/07 @ 100, MBIA                            500,000        546,870
Franklin County, GO, Series B, 4.75%,
 9/1/05, Callable 12/15/03 @ 100                         330,000        333,340
Franklin County, School District #290,
 GO, 5.25%, 9/1/14, Callable 9/1/06 @ 100, FSA           500,000        525,495
Franklin County, School District #290,
 GO, 5.30%, 9/1/16, Callable 9/1/06 @ 100, FSA           335,000        351,328
Garden City, GO, Series B, 5.45%,
 11/1/04, Callable 11/1/03 @ 100, MBIA                   250,000        250,000
Gray County, School District #102, GO,
 5.00%, 9/1/15, Callable 9/1/08 @ 100                    800,000        840,176
Gray County, School District #102, GO,
 6.80%, 9/1/15, Callable 9/1/05 @ 100                    250,000        266,985
Great Bend, Water System Revenue,
 Series A, 5.15%, 9/1/19, Callable 9/1/08
 @ 100, OID                                            1,000,000      1,034,470
Harvey County, School District #373,
 GO, 5.55%, 9/1/13, Callable 9/1/05 @ 100, FSA           500,000        537,945

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund

Schedule of Portfolio Investments, continued
October 31, 2003

                                                     Principal
                                                   Amount/Shares      Value
                                                   -------------   ------------
Municipal Bonds, continued
Harvey County, School District #373,
 GO, 4.80%, 9/1/18, Callable 9/1/08 @
 100, FSA, OID                                     $   2,000,000   $  2,039,640
Jackson County,  School District # 337,
 COP, 3.70%, 10/15/08, Callable 4/15/08 @ 100          1,220,000      1,243,912
Jefferson County, School District #340,
 GO, 6.00%, 9/1/06, Pre-refunded 9/1/04
 @ 100, FSA                                              300,000        312,297
Jefferson County, School District #340,
 GO, 6.10%, 9/1/07, Pre-refunded 9/1/04
 @ 100, FSA                                              320,000        333,379
Jefferson County, School District #340,
 GO, 6.20%, 9/1/08, Pre-refunded 9/1/04
 @ 100, FSA                                              330,000        344,068
Johnson County, Park and Recreation
 Foundation, Revenue, 5.38%, 9/1/16,
 Callable 9/1/11 @ 100                                 1,000,000      1,085,370
Johnson County, Park and Recreation
 Foundation, Revenue, Series A, 3.00%,
 3/1/04, Callable 12/15/03 @ 100, LOC                  1,000,000      1,005,630
Johnson County, School District #232,
 GO, 5.40%, 9/1/14, Callable 9/1/07 @ 100, MBIA        1,050,000      1,128,908
Johnson County, School District #233,
 GO, 5.00%, 9/1/14, Callable 9/1/09 @ 100, FGIC        1,000,000      1,067,850
Johnson County, School District #512,
 GO, Series A, 4.60%, 10/1/08                          1,135,000      1,244,051
Johnson County, School District #512,
 GO, Series B, 5.25%, 10/1/17, Callable
 10/1/06 @ 100                                           500,000        528,350
Johnson County, Water District #001,
 Revenue, 2.63%, 12/1/08                               1,500,000      1,514,850
Johnson County, Water District #001,
 Revenue, 5.13%, 12/1/08, Callable
 12/1/03 @ 100                                           250,000        250,760
Johnson County, Water District #001,
 Revenue, 4.95%, 12/1/13                                 200,000        213,342
Johnson County, Water District #001,
 Revenue, Series B, 5.25%, 12/1/05                     1,115,000      1,204,267
Junction City, Water & Sewer, GO,
 4.80%, 9/1/16, Callable 9/1/08 @ 100, MBIA, OID       1,620,000      1,667,045
Kansas City, GO, 5.45%, 4/1/17,
 Callable 10/1/06 @ 100, FGIC                            340,000        371,331
Kansas City, GO, Series B, 5.38%,
 9/1/10, Callable 9/1/05 @ 100, MBIA                   1,500,000      1,597,065
Kingman County, School District # 331,
 GO, 7.00%, 10/1/05, FGIC                                100,000        110,592

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund

Schedule of Portfolio Investments, continued
October 31, 2003

                                                     Principal
                                                   Amount/Shares      Value
                                                   -------------   ------------
Municipal Bonds, continued
Kingman County, School District #331,
 GO, 5.80%, 10/1/16, Callable 10/1/10 @
 100, FGIC, OID                                    $   1,545,000   $  1,810,864
Labette County, Single Family
 Mortgage Revenue, 7.65%, 12/1/11,
 Callable 6/1/08 @ 103, GNMA                              30,000         30,146
Lawrence Kansas Hospital Revenue,
 5.38%, 7/1/16, Callable 7/1/13 @ 100                  1,000,000      1,016,660
Lawrence Kansas Hospital Revenue,
 6.00%, 7/1/19, Callable 7/1/09 @ 100                  1,000,000      1,115,640
Lawrence, Sales Tax, GO, Series V,
 5.50%, 9/1/12, Callable 9/1/04 @ 100                    500,000        516,185
Lawrence, Water & Sewer System
 Revenue, 5.70%, 11/1/11, Callable 11/1/05 @ 100         395,000        416,381
Lawrence, Water & Sewer System
 Revenue, 5.25%, 11/1/15, Callable 11/1/06 @ 100         505,000        532,957
Lawrence, Water & Sewer System
 Revenue, 5.20%, 11/1/16, Callable 11/1/06 @ 100         250,000        262,032
Leavenworth County, School District
 #453, GO, 4.80%, 9/1/12, Callable 9/1/07
 @ 100, FGIC, OID                                        460,000        481,197
Leavenworth County, School District
 #469, GO, 4.60%, 9/1/05, FSA                            340,000        359,819
Leawood, GO, 5.25%, 9/1/16, Callable
 9/1/09 @ 100                                            340,000        367,673
Leawood, GO, Series A, 5.25%, 9/1/09,
 Callable 9/1/06 @ 100                                   250,000        270,533
Leawood, GO, Series A, 5.35%, 9/1/10,
 Callable 9/1/06 @ 100                                   250,000        273,368
Leawood, GO, Series A, 5.40%, 9/1/11,
 Callable 9/1/06 @ 100                                   375,000        407,543
Leawood, GO, Series B, 5.00%, 9/1/10,
 Callable 9/1/06 @ 100                                   400,000        432,416
Manhattan, GO, 5.40%, 11/1/16,
 Pre-refunded 11/1/04 @ 100                              405,000        420,366
McPherson County, School District
 #400, GO, 5.20%, 12/1/10, Callable
 12/1/05 @ 100, FGIC                                     250,000        269,760
McPherson County, School District
 #400, GO, 5.25%, 12/1/12, Callable
 12/1/05 @ 100, FGIC                                     250,000        270,015
McPherson, Series A, GO, 3.70%,
 11/1/04, Callable 12/11/03 @ 100                      1,000,000      1,012,840
Meade, Industrial Revenue, 6.50%, 10/1/06              1,000,000      1,135,500
Miami County, School District #367,
 GO, Series A, 5.85%, 9/1/13,
 Pre-refunded 9/1/04 @ 100, AMBAC                        550,000        571,873

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments, continued
October 31, 2003
                                                     Principal
                                                   Amount/Shares      Value
                                                   -------------   ------------
Municipal Bonds, continued
Miami County, School District #367, GO,
 Series A, 5.00%, 9/1/16, Callable 9/1/08 @
 100, FGIC, OID                                    $     900,000   $    954,153
Newton, Wastewater Treatment System Revenue,
 4.90%, 3/1/12, Callable 3/1/07 @ 100                    700,000        720,699
Olathe, Health Facility Revenue, Series A,
 5.20%, 9/1/17, Callable 9/1/05 @ 100, AMBAC           1,000,000      1,025,790
Olathe, Multifamily Housing Revenue, 5.50%,
 6/1/04, FNMA                                             70,000         71,366
Pottawatomie County, School District #322, GO,
 4.95%, 10/1/12, Callable 10/1/04 @ 100                  700,000        708,512
Pratt, Electric System Revenue, 6.60%,
 11/1/07, AMBAC                                          250,000        288,170
Pratt, Electric System Revenue, 4.95%,
 11/1/10, Callable 11/1/05 @ 101, AMBAC                  635,000        666,356
Pratt, Electric System Revenue, 5.00%,
 11/1/11, Callable 11/1/05 @ 101, AMBAC                  415,000        444,834
Rice County, Union School District #444, GO,
 5.08%, 9/1/14, Callable 9/1/07 @ 100                    755,000        794,532
Riley County, School District #383, GO, 5.00%,
 11/1/14, Callable 11/1/11 @100 MBIA                   1,000,000      1,075,760
Salina, Water & Sewer Revenue, 2.90%,
 9/1/07, FSA                                             350,000        359,188
Saline County, School District #305, GO,
 4.75%, 9/1/14, Callable 9/1/08 @100, FSA, OID         2,025,000      2,100,066
Saline County, School District #305, GO,
 5.50%, 9/1/17, Callable 9/1/11 @ 100, FSA             1,000,000      1,104,250
Sedgwick & Shawnee Counties, Single Family
 Revenue, Series A-2, 6.70%, 6/1/29                      775,000        822,368
Sedgwick & Shawnee Counties, Single Family
 Revenue, Series B-1, 8.05%, 5/1/14, GNMA                 75,000         75,861
Sedgwick County, Family Mortgage, Series A-2,
 6.50%, 12/1/16, Callable 12/1/07 @ 105, GNMA            270,000        282,010
Sedgwick County, School District #259, GO,
 4.00%, 10/1/08                                        1,000,000      1,067,580
Sedgwick County, School District #260, GO,
 5.50%, 10/1/13, Callable 10/1/09 @ 100, FGIC          1,595,000      1,780,754
Sedgwick County, School District #260, GO,
 5.50%, 10/1/14, Callable 10/1/09 @ 100,
 FGIC, OID                                             1,675,000      1,860,573

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments, continued
October 31, 2003
                                                     Principal
                                                   Amount/Shares       Value
                                                   -------------   ------------
Municipal Bonds, continued
Sedgwick County, School District #261, GO,
 4.75%, 11/1/17, Callable 11/1/09 @ 100,
 FSA, OID                                          $   1,525,000   $  1,567,090
Sedgwick County, School District #265, GO,
 4.30%, 10/1/07, FSA                                   1,000,000      1,078,940
Sedgwick County, School District #266, GO,
 3.00%, 9/1/08, FSA                                    1,100,000      1,120,427
Sedgwick County, School District #266, GO,
 5.25%, 9/1/13, FGIC, OID                                650,000        653,250
Sedgwick County, Series A, GO, 2.88%, 8/1/05           1,500,000      1,539,420
Sedgwick County, Series A, GO, 4.50%, 8/1/17,
 Callable 8/1/08 @ 100, OID                            1,000,000      1,018,350
Seward County, School District #480, GO,
 5.00%, 9/1/14, Pre-refunded 9/1/06 @ 100,
 FSA, OID                                              1,640,000      1,790,847
Seward County, School District #483,
 Kismet-Plains, GO, 5.20%, 10/1/12, Callable
 10/1/06 @ 100                                           600,000        637,656
Shawnee County, COP, 4.50%, 12/1/08                      515,000        553,203
Shawnee County, Health Care Revenue, 5.15%,              500,000        534,445
 8/15/10, Callable 8/15/05 @ 100, FSA
Shawnee County, School District #345, GO,
 4.75%, 9/1/11, Callable 9/1/04 @ 101.5, MBIA          1,590,000      1,632,214
Shawnee County, School District #345, GO,
 5.75%, 9/1/11, Pre-refunded 9/1/04 @ 100,
 MBIA, OID                                               250,000        259,738
Shawnee County, School District #501, GO,
 4.35%, 2/1/06, OID                                    1,515,000      1,603,824
Shawnee County, School District #501, GO,
 4.38%, 2/1/07, Callable 2/1/06 @ 100, OID             1,425,000      1,497,105
State, Department of Transportation Highway
 Revenue, Series A, 4.00%, 9/1/08                      1,000,000      1,069,290
State, Department of Transportation, Highway
 Revenue, Series C-1, 1.00%*, 11/6/03                  2,000,000      2,000,000
State, Department of Transportation, Highway
 Revenue, Series C-2, 1.00%*, 11/6/03                  4,000,000      4,000,000
State, Department of Transportation, Highway
 Revenue, 5.50%, 9/1/14                                1,000,000      1,142,650
State, Department of Transportation, Highway
 Revenue, Series C-1, 1.03%*, 11/5/03                  1,000,000      1,000,000
State, Development Finance Authority
 Educational, 4.80%, 10/1/08, Callable 10/1/04
 @ 100, AMBAC                                            345,000        352,273
State, Development Finance Authority
 Educational, 5.00%, 10/1/12, Callable 10/1/04
 @ 100, AMBAC                                            500,000        516,090

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments, continued
October 31, 2003
                                                     Principal
                                                   Amount/Shares      Value
                                                   -------------   ------------
Municipal Bonds, continued
State, Development Finance Authority Revenue,
 4.20%, 6/1/07, FSA, OID                           $   1,000,000   $  1,070,830
State, Development Finance Authority Revenue,
 5.00%, 8/1/11, Callable 8/1/09 @ 100, MBIA              500,000        547,845
State, Development Finance Authority Revenue,
 5.00%, 10/1/13, Callable 10/1/12 @ 100, AMBAC           500,000        545,515
State, Development Finance Authority Revenue,
 5.50%, 5/1/14, Callable 5/1/07 @ 100                  1,000,000      1,102,100
State, Development Finance Authority Revenue,
 5.50%, 8/1/15, Callable 8/1/11 @ 100, MBIA            1,500,000      1,660,200
State, Development Finance Authority Revenue,
 5.00%, 4/1/19, Callable 4/1/09 @ 100,
 AMBAC, OID                                            1,000,000      1,031,670
State, Development Finance Authority Revenue,
 5.35%, 5/20/23, Callable 5/20/13 @ 105, GNMA          1,000,000      1,036,960
State, Development Finance Authority Revenue,
 Series J, 5.40%, 4/1/10, Callable 4/1/05
 @ 100                                                   500,000        522,440
State, Development Finance Authority Revenue,
 Water Pollution Control, 5.00%, 11/1/19,
 Callable 11/1/11 @ 100                                2,000,000      2,088,559
State, Development Finance Authority, Health
 Facilities Revenue, Series K, 5.75%,
 11/15/12, Callable 11/15/11 @ 100, MBIA               1,000,000      1,125,940
State, Development Finance Authority, Health
 Facilities Revenue, Hays Medical Center,
 Inc., 5.50%, 11/15/17, Callable 11/15/07
 @ 100, MBIA                                             500,000        537,995
State, Development Finance Authority, Health
 Facilities Revenue, Hays Medical Center,
 Inc., Series B, 5.38%, 11/15/10, Callable
 11/15/07 @ 100, OID                                     500,000        556,560
State, Development Finance Authority, Health
 Facilities Revenue, St. Lukes, 5.38%,
 11/15/16, Callable 11/15/06 @ 102, MBIA, OID            500,000        536,310
State, Development Finance Authority, Health
 Facilities Revenue, Stormont Health Care,
 Series M, 1.05%*, 11/5/03, MBIA                       1,000,000      1,000,000
State, Development Finance Authority, Health
 Facilities Revenue, Stormont
 Health Care, 5.40%, 11/15/05, MBIA                      475,000        513,651

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments, continued
October 31, 2003
                                                     Principal
                                                   Amount/Shares      Value
                                                   -------------   ------------
Municipal Bonds, continued
State, Development Finance Authority, Health
 Facilities Revenue, Stormont Health Care,
 5.75%, 11/15/10, Callable 11/15/06 @ 100,
 MBIA                                              $     500,000   $    560,300
State, Development Finance Authority, Health
 Facilities Revenue, Stormont Health Care,
 5.80%, 11/15/16, Callable 11/15/06 @ 100,
 MBIA                                                  1,000,000      1,089,230
State, Development Finance Authority, Health
 Facilities Revenue, Susan B. Allen Hospital,
 4.00%, 12/15/09                                         490,000        512,917
State, Development Finance Authority, Lease
 Revenue, 1.15%*, 11/3/03                              1,100,000      1,100,000
State, Development Finance Authority, Public
 Water Supply Revenue, 4.15%, 4/1/06, OID              1,000,000      1,057,250
State, Development Finance Authority, Water
 Pollution Control Revenue, 5.00%, 11/1/07               500,000        555,610
State, Development Finance Authority, Water
 Pollution Control Revenue, 5.25%, 11/1/10               650,000        737,705
State, Development Finance Authority, Water
 Pollution Control Revenue, 5.25%, 5/1/11,
 Callable 11/1/08 @ 100                                1,000,000      1,104,230
State, Development Finance Authority, Water
 Pollution Control Revenue, 5.80%, 11/1/15,
 Callable 11/1/10 @ 100, OID                             150,000        171,338
State, Development Finance Authority, Water
 Supply, 4.40%, 4/1/06, AMBAC                          1,000,000      1,063,850
State, Independent College Finance Authority
 Educational Facilities Revenue, 6.00%,
 10/1/21, Callable 10/1/06 @ 100                       1,500,000      1,529,055
State, Turnpike Authority Revenue, 5.50%,
 9/1/06, AMBAC                                         1,915,000      2,112,972
Sumner County, School District #357, Belle
 Plaine, GO, 5.55%, 9/1/13, Callable 12/15/03
 @ 100, AMBAC, OID                                        95,000         95,535
Topeka & Shawnee County, Public Library
 District, GO, 4.00%, 9/1/08, AMBAC                    1,145,000      1,217,891
University Kansas Hospital Authority, 6.00%,
 9/1/16, Callable 9/1/12 @ 100                         1,120,000      1,202,006
University of Kansas Hospital Authority,
 5.50%, 9/1/11                                           300,000        320,256
University of Kansas Hospital Authority,
 5.25%, 9/1/13, Callable 9/1/12 @ 100                    450,000        468,864
University of Kansas Hospital Authority,
 5.50%, 9/1/15, Callable 9/1/09 @ 100, AMBAC           1,645,000      1,811,161
Washburn University of Topeka, Revenue, 5.30%,
 7/1/06, AMBAC                                           435,000        475,124

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments, continued
October 31, 2003
                                                     Principal
                                                   Amount/Shares      Value
                                                   -------------   ------------
Municipal Bonds, continued
Washburn University of Topeka, Revenue, 5.35%,
 7/1/07, AMBAC                                     $     460,000   $    510,954
Washburn University of Topeka, Revenue, 5.45%,
 7/1/08, AMBAC                                           485,000        545,523
Wellington, Water & Sewer Revenue, 5.15%,
 5/1/18, Callable 5/1/08 @ 100, AMBAC                  1,000,000      1,049,340
Wichita, GO, Series 746, 5.30%, 9/1/12,
 Callable 9/1/04 @ 101, OID                              750,000        779,520
Wichita, GO, Series 748, 4.70%, 9/1/12,
 Callable 9/1/04 @ 101, OID                              315,000        321,832
Wichita, Hospital Facilities Revenue,
 Series III, 5.00%, 11/15/13, Callable
 11/15/11 @ 101, OID                                     295,000        308,449
Wichita, Hospital Facilities Revenue,
 Series III, 5.25%, 11/15/15, Callable
 11/15/11 @ 101                                          335,000        347,586
Wichita, Hospital Facilities Revenue,
 Series III, 5.50%, 11/15/17, Callable
 11/15/11 @ 101, OID                                     500,000        525,265
Wichita, Hospital Improvements Series XI,
 Revenue, 5.00%, 11/15/04                              1,215,000      1,261,631
Wichita, Hospital Improvements Series XI,
 Revenue, 5.40%, 11/15/08, OID                         2,085,000      2,269,981
Wichita, Hospital Improvements Series XI,
 Revenue, 6.75%, 11/15/19, Callable 11/15/09
 @ 101                                                 2,000,000      2,256,840
Wichita, Hospital Revenue, 6.00%, 7/1/04,
 Callable 12/22/03 @ 100, OID                            164,000        169,254
Wichita, Hospital Revenue, 6.75%, 11/15/14,
 Callable 11/15/09 @ 101                               1,000,000      1,128,420
Wichita, Hospital Revenue, 6.25%, 11/15/19,
 Callable 11/15/11 @ 101                                 750,000        823,928
Wichita, Hospital Revenue, 6.38%, 11/15/19,
 Callable 11/15/09 @ 101, OID                            600,000        642,834
Wichita, Multifamily Housing Revenue, 5.90%,
 12/1/16, Callable 12/1/05 @ 102                         660,000        672,612
Wichita, Water & Sewer Revenue, 4.75%,
 10/1/08, Callable 10/1/04 @ 101, FGIC                   405,000        417,502
Wichita, Water & Sewer Revenue, 4.88%,
 10/1/09, Callable 10/1/04 @ 101, FGIC                   900,000        935,919
Wichita, Water & Sewer Revenue, 4.70%,
 10/1/12, Callable 10/1/05 @ 101, FGIC, OID            2,000,000      2,068,160
Wyandotte County, Government Utility System
 Revenue, 5.00%, 9/1/05, AMBAC                           950,000      1,012,187
Wyandotte County, Government Utility System
 Revenue, 6.00%, 5/1/15, Callable 5/1/11
 @ 100, MBIA                                           1,975,000      2,293,923

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments, continued
October 31, 2003
                                                     Principal
                                                   Amount/Shares      Value
                                                   -------------   ------------
Municipal Bonds, continued
Wyandotte County, Government Utility System
 Revenue, 4.75%, 9/1/18, Callable 3/1/09 @
 101, MBIA, OID                                    $   2,000,000   $  2,045,640
Wyandotte County, School District #500, GO,
 5.25%, 9/1/12, Callable 9/1/11 @ 100, FSA             1,805,000      2,000,229
Wyandotte County, School District #500, GO,
 5.25%, 9/1/15, Callable 9/1/13 @ 102, FSA             1,000,000      1,122,540
Wyandotte County, Unified Government,
 Series A, GO, 3.00%, 8/1/08, MBIA                     1,075,000      1,094,608
Wyandotte County, University, GO, 4.30%,
 9/1/05, AMBAC                                         1,500,000      1,579,365
                                                                   ------------
Total Municipal Bonds                                               156,753,473
                                                                   ------------
Investment Companies (1.6%)                                         157,004,531
                                                                   ------------
Federated Tax-Exempt Money Market Fund                 2,432,277      2,432,277
                                                                   ------------
Total Investment Companies                                            2,432,277
                                                                   ------------
Total Investments (Cost $152,023,236) (a) - 101.9%                  159,436,808
Liabilities in excess of other assets - (1.9)%                       (2,990,801)
                                                                   ------------
NET ASSETS - 100.0%                                                $156,446,007
                                                                   ============
------------
* Variable rate securities. This rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 2003. Maturity date reflects rate change date.
(a) Represents cost for federal tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation            $  7,543,819
Unrealized depreciation                (130,247)
                                   ------------
Net unrealized appreciation        $  7,413,572
                                   ============

(b) Represents a restricted security purchased under Rule 144A which is exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid by procedures approved by the board of trustees.

AMBAC - Insured by AMBAC Indemnity Corp.
FGIC - Insured by Financial Guaranty Insurance Corp.
FNMA - Federal National Mortgage Association
FSA - Insured by Financial Security Assurance Inc.
GNMA - Government National Mortgage Assoc.
GO - General Obligation
LOC - Letter of Credit
MBIA - Insured by Municipal Bond Insurance Assoc.
OID - Original Issue Discount
COP- Certificate of Participation

                        See Notes to Financial Statements
                                       64

American Independence Funds Trust
Notes to Financial Statements
October 31, 2003

--------------------------------------------------------------------------------

1. Organization:

The American Independence Funds Trust (the "Trust") was established as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company. The Trust currently offers eleven series, including the NestEgg Funds. The accompanying financial statements and financial highlights are those of the Money Market Fund, UltraShort Bond Fund, Intermediate Bond Fund, Stock Fund, International Multi-Manager Stock Fund, and Kansas Tax-Exempt Bond Fund (individually a "Fund", collectively the "Funds"). The Trust is authorized to offer two classes: Premium and Service Class (except for the Kansas Tax-Exempt Bond Fund which are Institutional and Class A). Currently, the Premium Class is not actively marketed. The Class A Shares, may be subject to higher 12b-1 distribution fees.

The International Multi-Manager Stock Fund seeks to achieve its objective by investing all of its investable assets in the International Equity Portfolio, a series of the AMR Investment Services Trust (the "Portfolio"), an open-end investment company that has the same investment objectives as the Fund. The percentage of the Portfolio owned by the Fund as of October 31, 2003 was approximately 5.12%. The financial statements of the Portfolio, including its schedule of investments, are included elsewhere in this report and should be read in conjunction with the International Multi-Manager Stock Fund's financial statements.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Investment Valuation

Securities of the Money Market Fund are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. Equity securities held by a Fund are valued at the last reported sales price on the securities exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by a Fund generally are valued based on mean prices. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which approximates fair value. Investments in investment companies are valued at their net asset values as reported by such companies. The differences between cost and fair values of such investments are reflected as unrealized appreciation or depreciation. Securities for which market quotations are not readily available are valued at fair value by the investment advisor (or the sub-advisor) in accordance with guidelines approved by the Trust's Board of Trustees. Securities may be valued by independent pricing services, approved by the Trust's Board of Trustees, which use prices provided by market makers or estimates of fair value obtained from yield data relating to instruments or securities with similar characteristics. The International Multi-Manager Stock Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in the accompanying notes to the financial statements for the Portfolio included elsewhere in this report.

Securities Purchased on a When-issued Basis

Each Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund and no interest accrues to the Fund during the period between purchase and settlement. The Fund establishes a

                                    Continued
                                       65

American Independence Funds Trust
Notes to Financial Statements
October 31, 2003
--------------------------------------------------------------------------------

segregated account in which it maintains cash and marketable securities equal in value to commitments for when-issued securities. The Funds held no such securities as of October 31, 2003.

Repurchase Agreements

The Funds may enter into repurchase agreements with any bank or broker-dealer which, in the opinion of the Board of Trustees, presents a minimal risk of bankruptcy. Under a repurchase agreement a Fund acquires securities and obtains a simultaneous commitment from the seller to repurchase the securities at a specified time and at an agreed upon yield. The agreements will be fully collateralized and the values of the collateral, including accrued interest, marked-to-market daily. If the seller should default on its obligation to repurchase the securities, a Fund may experience a loss of income and a decrease in the value of any collateral, problems in exercising its rights to the underlying securities and costs and time delays in connection with the disposition of securities.

Investment Transactions and Related Income

The Funds, other than the International Multi-Manager Stock Fund, record security transactions on a trade date basis. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or the accretion of discounts. Dividend income is recorded on the ex-dividend date.

The International Multi-Manager Stock Fund records its share of the investment income, expenses, and unrealized and realized gains and losses of the Portfolio on a daily basis. The income, expenses, and gains and losses are allocated daily to investors in the Portfolio based upon their investments in the Portfolio. Such investments are adjusted based on daily market values.

Expenses

Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses which are attributable to more than one Fund of the Trust are allocated among the respective funds based on relative daily net assets or another appropriate basis. Expenses directly attributable to a class of shares are charged directly to that class. In addition to accruing its own expenses, the International Multi-Manager Stock Fund records its proportionate share of the expenses of the Portfolio on a daily basis.

Distributions to Shareholders

Distributions from net investment income for the Money Market Fund, UltraShort Bond Fund, Intermediate Bond Fund and the Kansas Tax-Exempt Bond Fund are declared daily and paid monthly. Distributions from net investment income for the Stock Fund and the International Multi-Manager Stock Fund are declared and paid annually. Distributions from net realized capital gains, if any, are distributed at least annually.

Distributions from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are primarily due to differing treatments for mortgage-backed securities, expiring capital loss carryforwards and deferrals of certain losses.

These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns and distributions) such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.
Federal Income Taxes

                                    Continued
                                       66

American Independence Funds Trust
Notes to Financial Statements
October 31, 2003
--------------------------------------------------------------------------------

The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

3. Related Party Transactions:

The Trust and INTRUST Financial Services, Inc. (the "Advisor") are parties to an investment advisory agreement under which the Advisor is entitled to receive an annual fee, computed daily and paid monthly, equal to the following percentages of the Funds' average daily net assets: 0.25% of the Money Market Fund; 0.40% of the UltraShort Bond Fund and the Intermediate Bond Fund; 1.00% of the Stock Fund; 0.40% of the International Multi-Manager Stock Fund; and 0.30% of the Kansas Tax-Exempt Bond Fund. The investment advisory agreement for the International Multi-Manager Stock Fund also provides for an investment advisory fee of 1.25% of the average daily net assets of the Fund if the Fund does not invest all of its assets in the Portfolio or another investment company.

The Advisor is party to sub-investment advisory agreements under which the sub-advisors are entitled to receive a fee from the Advisor. The individual sub-advisors are listed as follows:

     AMR Investment Services, Inc. - The Money Market Fund, the Stock Fund and the International Multi-Manager Stock Fund. AMR has retained Barrow, Hanley, Mewhinney & Strauss, Inc. to provide portfolio investment management and related recordkeeping services for the Stock Fund. AMR apportions responsibility to Templeton Investment Counsel, Inc., Causeway Capital, and Lazard Asset Management for the portfolio investment management of the International Multi-Manager Stock Fund.

     Galliard Capital Management, Inc. - The UltraShort Bond Fund, the Intermediate Bond Fund and the Kansas Tax-Exempt Bond Fund.

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), and BISYS Fund Services, Inc. ("BISYS Inc.") are subsidiaries of The BISYS Group, Inc. Certain officers of the Funds are associated with BISYS, which is an Ohio Limited Partnership. Such officers are paid no fees directly by the Funds for serving as officers of the Funds.

The Trust and BISYS (the "Administrator") are parties to an administration agreement under which the Administrator provides services for a fee that is computed daily and paid monthly at an annual rate of 0.20% of each Fund's average daily net assets, except for the International Multi-Manager Stock Fund which pays at an annual rate of 0.15%.

The Trust and BISYS (the "Distributor") are parties to a distribution agreement under which shares of the Funds are sold on a continuous basis. Each class is subject to a distribution plan (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. As provided under the Plans, the Trust will pay the Distributor up to an annual rate of 0.25% of the average daily net assets of the Service Class of each Fund, and 0.75% of the average daily net assets of the Institutional Shares of each fund and Class A shares of the Kansas Tax-Exempt Bond Fund.

BISYS Inc. serves the Funds as Transfer Agent and Fund Accountant. Under the terms of the Transfer Agent and Fund Accounting agreements, BISYS Inc., receives from each fund a minimum annual fee, plus out of pocket charges.

Other financial organizations ("Service Organizations"), including affiliates of the Advisor, also may provide administrative services for the Funds, such as maintaining shareholder accounts and records. The Funds may pay fees to Service Organizations in amounts up to an annual rate of 0.25% of the average daily net assets of the Funds' shares owned by shareholders with whom the Service Organizations have a servicing relationship.

                                    Continued
                                       67

American Independence Funds Trust
Notes to Financial Statements
October 31, 2003
--------------------------------------------------------------------------------

Fees may be voluntarily reduced to ensure the Funds maintain the following expense ratios: Money Market Fund, 0.58 %; UltraShort Bond Fund, 0.65 %; Intermediate Bond Fund, 0.76 %; Stock Fund, 1.29 %; International Multi-Manager Stock Fund, 1.29 %; and Kansas Tax-Exempt Bond Fund, 0.95 % for Class A and 0.60% for Institutional Class.

4. Shares of Beneficial Interest:

The Trust has an unlimited number of shares of beneficial interest, with a par value of $0.001, which may, without shareholder approval, be divided into an unlimited number of series of such shares and any series may be classified or reclassified into one or more classes. Currently, shares of the Trust are authorized to be offered through eleven series and two classes: Premium and Service Class (except for the Kansas Tax-Exempt Bond Fund which are Institutional and Class A). Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series.

5. Securities Transactions:

The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities) during the year ended October 31, 2003 were as follows:

                                            Purchases          Sales
                                         --------------   --------------
UltraShort Bond Fund                     $   58,503,984   $   35,361,413
Intermediate Bond Fund                       33,577,927       28,394,765
Stock Fund                                   20,037,566       22,354,401
Kansas Tax-Exempt Bond Fund                  28,040,017       17,688,880
International Multi-Manager Stock Fund 433,694,000 418,534,000 (represents that of the
 International Equity Portfolio.)

6. Concentration of Credit Risk:

The Money Market Fund's policy of concentrating in the banking industry (more than 25% of its total assets) could increase the Fund's exposure to economic or regulatory developments relating to or affecting banks. Banks are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge. The financial condition of banks is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. In addition, general economic conditions may affect the financial condition of banks.

The Kansas Tax-Exempt Bond Fund invests in debt instruments of municipal issuers, primarily Kansas. The issuers' ability to meet their obligations may be affected by economic developments in Kansas or a region of the state. The Fund invests in securities, which include revenue bonds, tax-exempt commercial paper, tax and revenue anticipation notes, and general obligation bonds. At October 31, 2003, the Fund had the following concentrations by industry sector (as a percentage of total investments):

General Obligation                     34%
Hospitals                              13%
Housing                                 2%
Industrial Revenue                      3%
Miscellaneous                          14%
Money Market Instruments                9%
Refunded Bonds                         10%
Transportation                          3%
Utilities                              12%
                                      ---
                                      100%
                                      ===

                                    Continued
                                       68

American Independence Funds Trust
Notes to Financial Statements
October 31, 2003
--------------------------------------------------------------------------------

7. Capital Share Transactions:

                                            Money Market Fund             UltraShort Bond Fund              Intermediate Bond
                                     ----------------------------------------------------------------------------------------------
                                       Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                       October 31,     October 31,     October 31,     October 31,     October 31,     October 31,
                                          2003            2002            2003            2002            2003            2002
                                     --------------  --------------  --------------  --------------  --------------  --------------
Capital Transactions:
Institutional Shares:
   Proceeds from shares issued       $   90,669,789  $  102,732,173  $   25,181,601  $   11,415,293  $   13,377,183  $   10,224,656
   Dividends reinvested                       1,234           2,128         452,252         629,168         970,534         747,461
   Cost of shares redeemed              (91,375,164)   (104,007,025)    (12,768,741)    (10,037,578)    (10,274,389)     (9,203,488)
                                     --------------  --------------  --------------  --------------  --------------  --------------
Institutional Share transactions     $     (704,141) $   (1,272,724) $   12,865,112  $    2,006,883  $    4,073,328  $    1,768,629
                                     --------------  --------------  --------------  --------------  --------------  --------------
Class A Shares:
   Proceeds from shares issued       $           --  $           --  $           --  $           --  $           --  $           --
   Dividends reinvested                          --              --              --              --              --              --
   Cost of shares redeemed                       --              --              --              --              --              --
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Class A Share Transactions        $           --  $           --  $           --  $           --  $           --  $           --
                                     --------------  --------------  --------------  --------------  --------------  --------------
Net increase (decrease)
 from capital transactions           $     (704,141) $   (1,272,724) $   12,865,112  $    2,006,883  $    4,073,328  $    1,768,629
                                     ==============  ==============  ==============  ==============  ==============  ==============
Share Transactions:
Institutional Shares:
   Issued                                90,669,789     102,732,173       2,470,496       1,120,438       1,242,281         977,372
   Reinvested                                 1,234           2,128          44,410          61,613          90,196          71,403
   Redeemed                             (91,375,164)   (104,007,025)     (1,253,912)       (984,534)       (955,532)       (879,984)
                                     --------------  --------------  --------------  --------------  --------------  --------------
Change in Institutional  Shares            (704,141)     (1,272,724)      1,260,994         197,517         376,945         168,791
                                     --------------  --------------  --------------  --------------  --------------  --------------
Class A Shares:
   Issued                                        --              --              --              --              --              --
   Reinvested                                    --              --              --              --              --              --
   Redeemed                                      --              --              --              --              --              --
                                     --------------  --------------  --------------  --------------  --------------  --------------
      Change in Class A Shares                   --              --              --              --              --              --
                                     --------------  --------------  --------------  --------------  --------------  --------------
Net increase (decrease)
 from share transactions                   (704,141)     (1,272,724)      1,260,994         197,517         376,945         168,791
                                     ==============  ==============  ==============  ==============  ==============  ==============

                                    Continued
                                       69

American Independence Funds Trust
Notes to Financial Statements
October 31, 2003
--------------------------------------------------------------------------------

Capital Share Transaction, continued

                                            Stock Fund            International Multi-Manager   Kansas Tax-Exempt Bond Fund
                                   ----------------------------------------------------------------------------------------
                                     Year Ended     Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                    October 31,    October 31,    October 31,    October 31,    October 31,    October 31,
                                       2003           2002           2003           2002           2003           2002
                                   -------------  -------------  -------------  -------------  -------------  -------------
Capital Transactions:
Institutional Shares:
Proceeds from shares issued        $  12,333,686  $  15,387,223  $  15,563,139  $  15,606,983  $  26,896,941  $  36,114,568
   Dividends reinvested                  700,807        537,703        385,545        167,948        962,511        790,080
   Cost of shares redeemed           (16,004,074)   (11,916,503)   (11,249,835)   (11,626,627)   (23,787,268)   (30,276,946)
                                   -------------  -------------  -------------  -------------  -------------  -------------
Institutional Share Transactions   $  (2,969,581) $   4,008,423  $   4,698,849  $   4,148,304  $   4,072,184  $   6,627,702
                                   -------------  -------------  -------------  -------------  -------------  -------------
Class A Shares:
   Proceeds from shares issued     $          --  $          --  $          --  $          --  $     740,151  $     557,185 (a)
   Dividends reinvested                       --             --             --             --         13,379            288 (a)
   Cost of shares redeemed                    --             --             --             --        (61,592)            --
                                   -------------  -------------  -------------  -------------  -------------  -------------
Class A Share Transactions         $          --  $          --  $          --  $          --  $     691,938  $     557,473
                                   -------------  -------------  -------------  -------------  -------------  -------------
Net increase (decrease)
 from capital transactions         $  (2,969,581) $   4,008,423  $   4,698,849  $   4,148,304  $   4,764,122  $   7,185,175
                                   =============  =============  =============  =============  =============  =============
Share Transactions:
Institutional Shares:
   Issued                              1,261,009      1,478,269      1,776,112      1,676,607      2,440,219      3,347,143
   Reinvested                             76,591         48,355         47,716         17,716         87,406         73,226
   Redeemed                           (1,644,180)    (1,127,333)    (1,275,555)    (1,236,621)    (2,158,529)    (2,813,350)
                                   -------------  -------------  -------------  -------------  -------------  -------------
   Change in Institutional Shares       (306,580)       399,291        548,273        457,702        369,096        607,019
                                   -------------  -------------  -------------  -------------  -------------  -------------
Class A Shares:
   Issued                                     --             --             --             --         67,422         50,598 (a)
   Reinvested                                 --             --             --             --          1,216             26 (a)
   Redeemed                                   --             --             --             --         (5,562)            --
                                   -------------  -------------  -------------  -------------  -------------  -------------
   Change in Class A Shares                   --             --             --             --         63,076         50,624
                                   -------------  -------------  -------------  -------------  -------------  -------------
Net increase (decrease)
 from share transactions                (306,580)       399,291        548,273        457,702        432,172        657,643
                                   =============  =============  =============  =============  =============  =============

<F1>
     (a) Commencement of operations for Class A was 8/6/02.

8. Federal Income Tax Information:

                                    Continued
                                       70

American Independence Funds Trust
Notes to Financial Statements
October 31, 2003
--------------------------------------------------------------------------------

At October 31, 2003, the following Funds had a net capital loss carryforward which is available to offset future net capital gains, if any:

                                             Amount        Expires
                                          ------------    ---------
Stock Fund                                $  4,218,107      2008
Stock Fund                                   3,562,180      2010
Stock Fund                                     166,929      2011
International Multi-Manager Stock Fund       1,673,635      2009
International Multi-Manager Stock Fund       3,913,974      2010
International Multi-Manager Stock Fund       1,113,784      2011
Kansas Tax-Exempt Bond Fund                    617,546      2008
Kansas Tax-Exempt Bond Fund                  1,379,613      2009
Kansas Tax-Exempt Bond Fund                      2,495      2011

It is the intent of the Funds to use these carryforwards to offset future capital gains. It is unlikely that capital gain distributions will be declared until the carryforwards are used or expire.

The tax character of dividends paid to shareholders during the fiscal year ended October 31, 2003 was as follows:

                                Dividends paid from
                             --------------------------
                                             Net Long        Total                                     Total
                               Ordinary    Term Capital     Taxable     Tax Exempt    Tax Return     Dividends
                                Income         Gains       Dividends     Dividends    of Capital       Paid
Money Market Fund            $    613,687  $         --  $    613,687  $         --  $         --  $    613,687
UltraShort Bond Fund            1,312,819            --     1,312,819            --            --     1,312,819
Intermediate Bond Fund          2,136,778       144,183     2,280,961            --            --     2,280,961
Stock Fund                      1,249,994            --     1,249,994            --            --     1,249,994
International Multi-Manager
Stock Fund                        819,517            --       819,517            --            --       819,517

The tax character of dividends paid to shareholders during the fiscal year ended October 31, 2002 was as follows:

                                Dividends paid from
                             --------------------------
                                             Net Long        Total                                     Total
                               Ordinary    Term Capital     Taxable     Tax Exempt    Tax Return     Dividends
                                Income         Gains       Dividends     Dividends    of Capital       Paid
Money Market Fund            $  1,214,143  $         --  $  1,214,143  $         --  $         --  $  1,214,143
UltraShort Bond Fund            1,828,331       212,281     2,040,612            --            --     2,040,612
Intermediate Bond Fund          2,299,658            --     2,299,658            --            --     2,299,658
Stock Fund                      1,030,963            --     1,030,963            --            --     1,030,963
International Multi-Manager
Stock Fund                        325,334            --       325,334            --            --       325,334

                                    Continued
                                       71

American Independence Funds Trust
Notes to Financial Statements
October 31, 2003
--------------------------------------------------------------------------------

As of October 31, 2003 the components of accumulated earnings on a tax basis was as follows:

                                                                                                                           Total
                      Undistributed  Undistributed  Undistributed                          Accumulated     Unrealized   Accumulated
                        Tax Exempt     Ordinary       Long-Term    Accumulated  Dividends  Capital and   Appreciation/   Earnings/
                          Income        Income      Capital Gains    Earnings    Payable   Other Losses   Depreciation   (Deficit)
                      -------------------------------------------------------------------------------------------------------------
Money Market Fund     $          --  $      53,514  $          --  $    53,514  $ (34,688) $         --  $          --  $    18,826
UltraShort Bond Fund             --         94,186        112,302      206,488    (99,984)           --        484,763      591,267
Intermediate Bond
Fund                             --        446,755        259,583      706,338   (171,100)           --      1,809,169    2,344,407
Stock Fund                       --      1,081,508             --    1,081,508         --    (7,947,216)     7,025,406      159,698
International Multi-
Manager Stock Fund               --      1,070,305             --    1,070,305         --    (6,701,393)     3,038,549   (2,592,539)

9.  Other Federal Income Tax Information (unaudited) :
For the taxable year ended October 31, 2003, 100% of the income dividends paid by the Stock Fund qualify for the dividends received deduction available to corporations.

During the taxable year ended August 31, 2003, the Kansas Tax-Exempt Bond Fund declared tax-exempt income distributions in the amount of $5,706,476.

                                    Continued
                                       72

AMERICAN INDEPENDENCE FUNDS TRUST
Money Market Fund
--------------------------------------------------------------------------------
Financial Higlights
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout the period indicated.

                                          Year ended         Year ended         Year ended         Year ended         Year ended
                                       October 31, 2003   October 31, 2002   October 31, 2001   October 31, 2000   October 31, 1999
                                       ----------------   ----------------   ----------------   ----------------   ----------------
Net Asset Value, Beginning of Period   $           1.00   $           1.00   $           1.00   $           1.00   $           1.00
                                       ----------------   ----------------   ----------------   ----------------   ----------------
Investment Activities
   Net investment income                          0.008              0.015              0.045              0.058              0.046
                                       ----------------   ----------------   ----------------   ----------------   ----------------
   Total from Investment Activities               0.008              0.015              0.045              0.058              0.046
                                       ----------------   ----------------   ----------------   ----------------   ----------------
Distributions
   Net investment income                         (0.008)            (0.015)            (0.045)            (0.058)            (0.046)
                                       ----------------   ----------------   ----------------   ----------------   ----------------
   Total Distributions                           (0.008)            (0.015)            (0.045)            (0.058)            (0.046)
                                       ----------------   ----------------   ----------------   ----------------   ----------------
Change in net asset value                            --                 --                 --                 --                 --
                                       ----------------   ----------------   ----------------   ----------------   ----------------
Net Asset Value, End of Period         $           1.00   $           1.00   $           1.00   $           1.00   $           1.00
                                       ================   ================   ================   ================   ================
Total Return (excludes sales charge)               0.79%              1.55%              4.63%              5.95%              4.70%
Ratios/Supplemental Data:
Net Assets at end of year (000)        $         71,319   $         72,022   $         73,298   $         73,727   $         97,364
Ratio of expenses to average net
 assets                                            0.56%              0.58%              0.59%              0.60%              0.59%
Ratio of net investment income to
 average net assets                                0.78%              1.53%              4.65%              5.76%              4.61%
Ratio of expenses to average net
 assets*                                           1.14%              1.12%              1.12%              1.13%              1.13%

<F1>
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                        See Notes to Financial Statements
                                       73

AMERICAN INDEPENDENCE FUNDS TRUST
UltraShort Bond Fund
--------------------------------------------------------------------------------
Financial Higlights
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout the period indicated.

                                          Year ended         Year ended         Year ended         Year ended         Year ended
                                       October 31, 2003   October 31, 2002   October 31, 2001   October 31, 2000   October 31, 1999
                                       ----------------   ----------------   ----------------   ----------------   ----------------
Net Asset Value, Beginning of Period   $          10.17   $          10.40   $           9.96   $           9.90   $          10.20
                                       ----------------   ----------------   ----------------   ----------------   ----------------
Investment Activities
   Net investment income                           0.22               0.38               0.53               0.56               0.53
   Net realized and unrealized gains
    (losses) from investment                       0.02              (0.18)              0.44               0.06              (0.30)
                                       ----------------   ----------------   ----------------   ----------------   ----------------
   Total from Investment Activities                0.24               0.20               0.97               0.62               0.23
                                       ----------------   ----------------   ----------------   ----------------   ----------------
Distributions
   Net investment income                          (0.24)             (0.38)             (0.53)             (0.56)             (0.53)
   Net realized gains from
    investment transactions                          --              (0.05)                --                 --(a)              --
                                       ----------------   ----------------   ----------------   ----------------   ----------------
   Total Distributions                            (0.24)             (0.43)             (0.53)             (0.56)             (0.53)
                                       ----------------   ----------------   ----------------   ----------------   ----------------
   Change in net asset value                         --              (0.23)              0.44               0.06              (0.30)
                                       ----------------   ----------------   ----------------   ----------------   ----------------
Net Asset Value, End of Period         $          10.17   $          10.17   $          10.40   $           9.96   $           9.90
                                       ================   ================   ================   ================   ================
Total Return (excludes sales charge)               2.41%              2.02%             10.02%              6.47%              2.35%
Ratios/Supplemental Data:
Net Assets at end of year (000)        $         61,392   $         48,579   $         47,624   $         51,984   $         61,302
Ratio of expenses to average net
 assets                                            0.65%              0.65%              0.65%              0.64%              0.65%
Ratio of net investment income to
 average net assets                                2.13%              3.71%              5.26%              5.64%              5.31%
Ratio of expenses to average net
 assets*                                           1.33%              1.33%              1.28%              1.29%              1.30%
Portfolio turnover rate                           72.06%             66.57%             65.87%             57.96%             58.94%

<F1>
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
<F2>
(a) Distribution per share was less than $0.005

                        See Notes to Financial Statements
                                       74

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund
--------------------------------------------------------------------------------
Financial Higlights
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout the period indicated.

                                          Year ended         Year ended         Year ended         Year ended         Year ended
                                       October 31, 2003   October 31, 2002   October 31, 2001   October 31, 2000   October 31, 1999
                                       ----------------   ----------------   ----------------   ----------------   ----------------
Net Asset Value, Beginning of Period   $          10.71   $          10.54   $           9.82   $           9.86   $          10.43
                                       ----------------   ----------------   ----------------   ----------------   ----------------
Investment Activities
   Net investment income                           0.43               0.55               0.56               0.58               0.57
   Net realized and unrealized gains
    (losses) from investments                      0.05               0.15               0.72              (0.04)             (0.56)
                                       ----------------   ----------------   ----------------   ----------------   ----------------
   Total from Investment Activities                0.48               0.70               1.28               0.54               0.01
                                       ----------------   ----------------   ----------------   ----------------   ----------------
Distributions
   Net investment income                          (0.47)             (0.53)             (0.56)             (0.58)             (0.58)
   Net realized gains                             (0.03)                --                 --                 --                 --
                                       ----------------   ----------------   ----------------   ----------------   ----------------
   Total Distributions                            (0.50)             (0.53)             (0.56)             (0.58)             (0.58)
                                       ----------------   ----------------   ----------------   ----------------   ----------------
Change in net asset value                         (0.02)              0.17               0.72              (0.04)             (0.57)
                                       -----------------------------------   ----------------   ----------------   ----------------
Net Asset Value, End of Period         $          10.69   $          10.71   $          10.54   $           9.82   $           9.86
                                       ================   ================   ================   ================   ================
Total Return (excludes sales charge)               4.53%              6.87%             13.35%              5.75%              0.11%
Ratios/Supplemental Data:
   Net Assets at end of year (000)     $         51,927   $         48,006   $         45,447   $         46,092   $         56,091
   Ratio of expenses to average net
    assets                                         0.76%              0.76%              0.76%              0.76%              0.76%
   Ratio of net investment income to
    average net assets                             4.00%              5.29%              5.49%              6.01%              5.69%
   Ratio of expenses to average net
    assets*                                        1.34%              1.33%              1.29%              1.31%              1.31%
   Portfolio turnover rate                        59.41%            135.72%             93.61%             37.86%             46.98%

<F1>
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                        See Notes to Financial Statements
                                       75

AMERICAN INDEPENDENCE FUNDS TRUST
Stock Fund
--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout the period indicated.

                                         Year ended         Year ended         Year ended         Year ended         Year ended
                                      October 31, 2003   October 31, 2002   October 31, 2001   October 31, 2000   October 31, 1999
                                      ----------------   ----------------   ----------------   ----------------   ----------------
Net Asset Value, Beginning of Period  $           9.10   $          10.64   $          11.09   $          10.33   $          12.07
                                      ----------------   ----------------   ----------------   ----------------   ----------------
Investment Activities
   Net investment income                          0.18               0.17               0.15               0.18               0.11
   Net realized and unrealized gains
    (losses) from investments         $           1.80              (1.56)             (0.42)              1.09              (0.03)
                                      ----------------   ----------------   ----------------   ----------------   ----------------
   Total from Investment Activities   $           1.98              (1.39)             (0.27)              1.27               0.08
                                      ----------------   ----------------   ----------------   ----------------   ----------------
Distributions
   Net investment income                         (0.17)             (0.15)             (0.18)             (0.11)             (0.09)
   Net realized gains from
    investment transactions                         --                 --                 --              (0.40)             (1.73)
                                      ----------------   ----------------   ----------------   ----------------   ----------------
   Total Distributions                           (0.17)             (0.15)             (0.18)             (0.51)             (1.82)
                                      ----------------   ----------------   ----------------   ----------------   ----------------
Change in net asset value             $           1.81              (1.54)             (0.45)              0.76              (1.74)
                                      ----------------   ----------------   ----------------   ----------------   ----------------
Net Asset Value, End of Period        $          10.91   $           9.10   $          10.64   $          11.09   $          10.33
                                      ================   ================   ================   ================   ================
Total Return (excludes sales charge)             22.14%            (13.32%)            (2.45%)            13.39%              0.56%
Ratios/Supplemental Data:
Net Assets at end of year (000)       $         76,336   $         66,457   $         73,463   $         83,791   $        103,380
Ratio of expenses to average net
 assets                                           1.29%              1.29%              1.29%              1.26%              1.29%
Ratio of net investment income to
 average net assets                               1.87%              1.65%              1.27%              1.76%              0.89%
Ratio of expenses to average
 net assets*                                      1.89%              1.87%              1.86%              1.83%              1.84%
Portfolio turnover rate                          29.31%             30.01%             34.00%             87.85%            112.35%

<F1>
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                       See Notes to Financial Statements
                                       76

AMERICAN INDEPENDENCE FUNDS TRUST
International Multi-Manager Stock Fund
--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout the period indicated.

                                         Year ended         Year ended         Year ended         Year ended         Year ended
                                      October 31, 2003   October 31, 2002   October 31, 2001   October 31, 2000   October 31, 1999
                                      ----------------   ----------------   ----------------   ----------------   ----------------
Net Asset Value, Beginning of Period  $           8.23   $           9.24   $          12.70   $          13.15   $          11.14
                                      ----------------   ----------------   ----------------   ----------------   ----------------
Investment Activities
   Net investment income                          0.14               0.10               0.12               0.16               0.21
   Net realized and unrealized gains
    (losses) from investments                     2.37              (1.05)             (1.97)              0.17               1.95
                                      ----------------   ----------------   ----------------   ----------------   ----------------
   Total from Investment Activities               2.51              (0.95)             (1.85)              0.33               2.16
                                      ----------------   ----------------   ----------------   ----------------   ----------------
Distributions
   Net investment income                         (0.14)             (0.06)             (0.08)             (0.18)             (0.15)
   Net realized gains from
    investment transactions                         --                 --              (1.53)             (0.60)                --
                                      ----------------   ----------------   ----------------   ----------------   ----------------
Total Distributions                              (0.14)             (0.06)             (1.61)             (0.78)             (0.15)
                                      ----------------   ----------------   ----------------   ----------------   ----------------
Change in net asset value                         2.37              (1.01)             (3.46)             (0.45)              2.01
                                      ----------------   ----------------   ----------------   ----------------   ----------------
Net Asset Value, End of Period        $          10.60   $           8.23   $           9.24   $          12.70   $          13.15
                                      ================   ================   ================   ================   ================
Total Return (excludes sales charge)             31.04%            (10.34%)           (16.83%)             2.16%             19.61%
Ratios/Supplemental Data:
Net Assets at end of year (000)       $         65,744   $         46,558   $         48,043   $         60,169   $         63,441
Ratio of expenses to average net
 assets/\                                         1.24%              1.21%              1.22%              1.15%              1.09%
Ratio of net investment income to
 average net assets/\                             1.59%              1.09%              1.09%              1.17%              1.57%
Ratio of expenses to average net
 assets*/\                                        1.71%              1.68%              1.69%              1.63%              1.57%
Portfolio turnover rate (a)                      44.00%             43.00%             36.00%             45.05%             62.67%

<F1>
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
<F2>
/\  These ratios include expenses charged from the International Equity
    Portfolio.
<F3>
(a) Portfolio turnover rate represents that of the International Equity
    Portfolio.

                       See Notes to Financial Statements
                                       77

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
--------------------------------------------------------------------------------
Financial Highlights, Institutional Class Shares
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout the period indicated.

                                         Year ended         Year ended         Year ended         Year ended         Year ended
                                      October 31, 2003   October 31, 2002   October 31, 2001   October 31, 2000   October 31, 1999
                                      ----------------   ----------------   ----------------   ----------------   ----------------
Net Asset Value, Beginning of Period  $          10.94   $          10.86   $          10.35   $          10.12   $          10.90
Investment Activities
   Net investment income                          0.42               0.44               0.46               0.47               0.47
   Net realized and unrealized gains
    (losses) from investments         $           0.04               0.07               0.51               0.23              (0.73)
                                      ----------------   ----------------   ----------------   ----------------   ----------------
   Total from Investment Activities               0.46               0.51               0.97               0.70              (0.26)
                                      ----------------   ----------------   ----------------   ----------------   ----------------
Distributions
   Net investment income                         (0.42)             (0.43)             (0.46)             (0.47)             (0.47)
   Net realized gains from
    investment transactions                         --                 --                 --                 --              (0.05)
                                      ----------------   ----------------   ----------------   ----------------   ----------------
   Total Distributions                           (0.42)             (0.43)             (0.46)             (0.47)             (0.52)
                                      ----------------   ----------------   ----------------   ----------------   ----------------
Change in net asset value                         0.04               0.08               0.51               0.23              (0.78)
                                      ----------------   ----------------   ----------------   ----------------   ----------------
Net Asset Value, End of Period        $          10.98   $          10.94   $          10.86   $          10.35   $          10.12
                                      ================   ================   ================   ================   ================
Total Return (excludes sales charge)              4.24%              4.84%              9.58%              7.10%             (2.51%)
Ratios/Supplemental Data:
Net Assets at end of year (000)       $        155,198   $        150,525   $        142,848   $        140,633   $        145,607
Ratio of expenses to average net
 assets                                           0.60%              0.60%              0.60%              0.60%              0.54%
Ratio of net investment income to
 average net assets                               3.81%              4.05%              4.34%              4.62%              4.44%
Ratio of expenses to average net
 assets*                                          0.94%              1.00%              1.15%              1.12%              1.14%
Portfolio Turnover Rate                          12.07%             13.63%              9.62%              5.88%             21.26%

<F1>
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                       See Notes to Financial Statements
                                       78

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
--------------------------------------------------------------------------------
Financial Highlights Class A Shares
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout the period indicated.

                                         Year ended        Period ended
                                      October 31, 2003   October 31, 2002 (a)
                                      ----------------   ----------------

Net Asset Value, Beginning of Period  $          10.93   $          10.83
Investment Activities
   Net investment income                          0.38               0.09
   Net realized and unrealized gains
    (losses) from investments                     0.05               0.10
                                      ----------------   ----------------
   Total from Investment Activities               0.43               0.19
                                      ----------------   ----------------
Distributions
   Net investment income                         (0.38)             (0.09)
                                      ----------------   ----------------
   Total Distributions                           (0.38)             (0.09)
                                      ----------------   ----------------
Change in net asset value                         0.05               0.10
                                      ----------------   ----------------
Net Asset Value, End of Period        $          10.98   $          10.93
                                      ================   ================
Total Return (excludes sales charge)              3.98%              4.16% (b)
Ratios/Supplemental Data:
Net Assets at end of year (000)       $          1,248   $            553
Ratio of expenses to average net
 assets                                           0.95%              0.95% (c)
Ratio of net investment income to
 average net assets                               3.45%              3.45% (c)
Ratio of expenses to average net
 assets*                                          1.69%              0.97% (c)
Portfolio Turnover Rate                          12.07%             13.63% (b)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Commencement of operations for Class A was 8/6/02.
(b) Not annualized.
(c) Annualized.

                       See Notes to Financial Statements
                                       79

[Letterhead of KPMG]

     191 West Nationwide Boulevard                        Telephone 614 249 2300
     Suite 500                                            Fax 614 249 2348
     Columbus, OH 43215-2568


                          Independent Auditors' Report

To the Shareholders and Board of Trustees of the American Independence Funds Trust:

We have audited the accompanying statements of assets and liabilities of the American Independence Fund Trust - Money Market Fund, UltraShort Bond Fund, Intermediate Bond Fund, Stock Fund, International Multi-Manager Stock Fund, and Kansas Tax-Exempt Bond Fund (collectively, "the Funds"), including the schedules of Portfolio investments, as of October 31,2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds as of October 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP

Columbus, Ohio
December 23,2003

Management of Trustees (unaudited)

---------------------------------------------------------------------------------------------------------------------------------
                              Position, Term of Office
                                 and Length of Time
Name, Date of Birth                  Served with                   Principal Occupation(s) During Past 5 Years and Other
and Address                           the Trust                                 Directorships Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES                     Term
                              ----------------------------
                                Lifetime of Trust until
                                removal, resignation or
                                      retirement
Phillip J. Owings             Trustee since 8/29/00          President and Division Manager Sungard Wealth Management Services,
8200 Thorn Drive, Suite 125                                  LLC, (2001-present); formerly, Executive Vice President of INTRUST
Wichita, Kansas 67226                                        Bank, (1996-2001).
---------------------------------------------------------------------------------------------------------------------------------
Rodney D. Pitts               Trustee since 9/24/01          Senior Vice President of INTRUST Bank N.A.; formerly Vice President
105 North Main Street                                        of Nationsbank, N.A.
Wichita, Kansas 67202
---------------------------------------------------------------------------------------------------------------------------------
Troy Jordan                   Trustee since 9/24/01          Senior Vice President of INTRUST Bank N.A.
105 North Main Street
Wichita, Kansas 67202
---------------------------------------------------------------------------------------------------------------------------------
Ronald L. Baldwin             Trustee since 8/29/00          Director INTRUST Financial Services, Inc.; President and Chief
105 North Main Street                                        Operating Officer of INTRUST Bank N.A.
Wichita, Kansas 67202
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES                 Term
                              ----------------------------
                               Lifetime of Trust until
                               removal, resignation or
                                     retirement
---------------------------------------------------------------------------------------------------------------------------------
Terry L. Carter               Trustee since 11/25/96         Senior Vice President of QuickTrip Corporation
1235 East 26/th/ Street
Tulsa, Oklahoma 74114
---------------------------------------------------------------------------------------------------------------------------------
Thomas F. Kice                Trustee since 11/25/96         President of Kice Industries, Inc.
1150 Woodridge Dr.
Wichita, Kansas 67206
---------------------------------------------------------------------------------------------------------------------------------
George Mileusnic              Trustee since 11/25/96         Chief Financial Officer of Caribou Coffee (2001-present). Chief
9422 Cross Creek                                             Financial Officer of Dean & Deluca (2000-2001). Executive Vice
Wichita, Kansas 67206                                        President of The Coleman Company (9/89-9/98).
---------------------------------------------------------------------------------------------------------------------------------
John J. Pileggi               Trustee since 11/25/96         Chairman of the Board of Trustees. President and Chief Executive
Two Hopkins Plaza                                            Officer, Mercantile Capital Advisors Inc. Formerly, President and
PO Box 2257, 10/th/ Floor                                    Chief Executive Officer, PLUSFunds.com (2000-2002). Formerly,
Baltimore, Maryland 21203                                    President and CEO of ING Mutual Fund Management Co. LLC (1998-2000).
                                                             Formerly, Director of Furman Selz LLC (1994- 1998).
---------------------------------------------------------------------------------------------------------------------------------
Peter Ochs                    Trustee since 9/24/01          Manager of Ochs & Associates, Inc.
319 South Oak Street
Wichita, Kansas 67213
---------------------------------------------------------------------------------------------------------------------------------

Management of Trustees, continued (unaudited)

---------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
                                         Term
                              ----------------------------
                                Lifetime of Trust until
                                removal, resignation or
                                      retirement*

George Stevens                President since 12/19/02       Vice President, BISYS Funds Services Ohio, Inc. since 1998; Client
                                                             Services Manager, BISYS Fund Services Ohio, Inc. (1996-1998).

Trent Statczar                Treasurer since 4/29/02        Director, Financial Services, BISYS Fund Services (2000-present).
                                                             Employed by BISYS (1993- present).

Curtis Barnes                 Secretary since 12/6/02        Vice President, BISYS Fund Services, Inc., 1995-present.

Karen Blair                   Vice President since 12/6/02   Director, Client Services, BISYS Fund Services, Inc., 1997-present.

Tom Gangel                    Vice President since 8/22/02   President, INTRUST Financial Services, Inc.
---------------------------------------------------------------------------------------------------------------------------------

     The Trust has an Audit Committee, consisting of Messrs. Carter, Kice, Mileusnic, Pileggi, and Ochs. Each of the members of the committee are not "interested persons" of the Trust as defined by the 1940 Act. As set forth in its charter, the primary duties of the Trust's Audit Committee are: 1) to recommend to the Board auditors to be retained for the next fiscal year, 2) to meet with the Trust's independent auditors as necessary, 3) to consider the effect upon each Fund of any changes in accounting principles or practices proposed by the Manager or the auditors, 4) to review the fees charged by the auditors for audit and non-audit services, 5) to investigate improprieties or suspected improprieties in Fund operations, 6) to review the findings of SEC examinations and consult with INTRUST on appropriate responses, and 7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.
     The Trust also has a Nominating Committee that is comprised of the non-interested Trustees. The Nominating Committee's primary responsibility is to nominate Trustee candidates when there is a vacancy on the Board.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Trustees
AMR Investment Services International Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the AMR Investment Services International Equity Portfolio (the "Portfolio"), as of October 31, 2003, and the related statement of operations for the year then ended, statements of changes in net assets for the two years then ended and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of October 31, 2003, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AMR Investment Services International Equity Portfolio at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for the two years then ended and the financial highlights for each of the five years then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
December 19, 2003

     The Institutional Class of the International Equity Fund returned 31.6% for the twelve months ended October 31, 2003. The Fund outperformed the MSCI EAFE Index return of 27.0% and the Lipper International Funds Index return of 26.5%.

     The turnaround that began in October of 2002 continued throughout the twelve-month period ended October 31, 2003, helping to drive the strong returns of the Fund. All twenty-one developed countries in the MSCI EAFE Index ("Index") produced a return in excess of 10%.

     The Fund outperformed the Index over the past fiscal year due to strong stock selection, while country allocation was slightly negative. In the Netherlands, significant positions in Philips Electronics (up 53.9%), Vedior (up 142.6%) and ABN AMRO (up 51.4%) contributed nearly 2% in relative performance as compared to the Index. In Switzerland, the Fund added value by owning Credit Suisse (up 85.0%) and Adecco (up 97.9% during the period it was held by the Fund), while UK holdings, Reuters and Hanson (both up nearly 60%), also contributed to the Fund's outperformance. Country allocation detracted value as the Fund had a nearly double-digit underweighting in Japan versus the Index, while the Japanese market gained over 33% during the period.

     Sector performance resembled country performance for the period as each sector produced returns in excess of 10%. Although most of the value added was achieved through stock selection, sector allocation was also positive. Stock selection was particularly strong in the Energy, Consumer Discretionary, Financial and Information Technology sectors. Within the Energy sector, Petrochina gained over 90%, while Repsol and Norsk Hydro (along with Consumer Discretionary stocks Philips Electronics and Reuters) helped Fund performance as each rose over 50%. Depfa Bank (Financial) gained nearly 150% while Konica Minolta (Information Technology) rose nearly 100%.

     From a sector allocation perspective, the Fund added value by overweighting Industrials, the second best performing sector for the period (up over 40%), and by underweighting Health Care, the second worst performing sector (up 13.9%).

     Although economic and market conditions vary from period to period, the Fund's primary strategy remains consistent as it focuses on investing in undervalued companies with above-average earnings growth expectations.

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Top 10 Holdings
As of October 31, 2003
--------------------------------------------------------------------------------

Koninklijke (Royal) Philips Electronics NV         2.2%
Total SA                                           1.5%
Vodafone Group PLC                                 1.5%
Aventis SA                                         1.4%
Unilever PLC                                       1.4%
Credit Suisse Group                                1.4%
Telefonica SA                                      1.3%
Diageo PLC                                         1.3%
Canon, Incorporated                                1.3%
GlaxoSmithKline PLC                                1.3%

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Regional Allocation
As of October 31, 2003
--------------------------------------------------------------------------------

Regional Allocation*
                             % of
                           Equities
                           --------
Europe                        75.50%
Pacific Rim                   21.60%
North America                  2.60%
Central America                0.30%

* Allocations based upon gross investments in Portfolio

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
Statements of Assets and Liabilities
October 31, 2003
--------------------------------------------------------------------------------

ASSETS:
   Investments in securities, at value........................  $  1,450,209,000
   Cash.......................................................        12,465,000
   Cash denominated in foreigh currency (cost $38,000)........            38,000
   Unrealized appreciation on foreign currency contracts......           864,000
   Dividends and interest receivable .........................         1,991,000
   Reclaims receivable........................................            13,000
   Receivable for investments sold ...........................         1,538,000
                                                                ----------------
      Total assets............................................     1,467,118,000
                                                                ----------------
LIABILITIES:
   Payable for investments purchased .........................           653,000
   Payable upon return of securities loaned ..................       181,807,000
   Payable for variation margin on open futures contracts.....           324,000
   Management and investment advisory fees payable............         1,158,000
   Other liabilities .........................................           231,000
                                                                ----------------
      Total liabilities ......................................       184,183,000
                                                                ----------------
Net assets applicable to investors'  beneficial interests.....  $  1,282,935,000
                                                                ================
Cost of investments ..........................................  $  1,293,429,000

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
Statements of Operations
Year Ended October 31, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest income.............................................   $     877,000
   Dividend income (net of foreign taxes of $4,871,000)........      26,632,000
   Income derived from commission recapture....................         198,000
   Income derived from securities lending, net.................       1,468,000
                                                                  -------------
      Total investment income..................................      29,175,000
                                                                  -------------
EXPENSES:
   Management and investment advisory fees.....................       3,890,000
   Custodian fees..............................................       1,189,000
   Professional fees...........................................          50,000
   Other expenses..............................................          71,000
                                                                  -------------
      Total expenses...........................................       5,200,000
                                                                  -------------
Net investment income..........................................      23,975,000
                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on:
      Investments..............................................     (68,266,000)
      Foreign currency transactions............................      40,931,000
      Futures contracts........................................      11,634,000
   Change in net unrealized appreciation or depreciation of:
      Investments..............................................     206,247,000
      Foreign currency contracts and translations..............     100,990,000
      Futures contracts........................................        (518,000)
                                                                  -------------
      Net gain on investments..................................     291,018,000
                                                                  -------------
Net increase in net assets resulting from operations...........   $ 314,993,000
                                                                  =============

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                     Year Ended        Year Ended
                                                                     October 31,       October 31,
                                                                        2003              2002
                                                                   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income........................................   $    23,975,000   $    20,039,000
   Net realized loss on investments, futures contracts and
    foreign currency transactions...............................       (15,701,000)      (82,834,000)
   Change in net unrealized appreciation or depreciation of
   investments, futures contracts and foreign currency
   translations.................................................       306,719,000       (35,456,000)
                                                                   ---------------   ---------------
      Net increase (decrease) in net assets resulting from
       operations...............................................       314,993,000       (98,251,000)
                                                                   ---------------   ---------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
   Contributions................................................       571,390,000     1,880,250,000
   Withdrawals..................................................      (552,053,000)   (1,824,540,000)
                                                                   ---------------   ---------------
      Net increase in net assets resulting from transactions
       in investors' beneficial interests.......................        19,337,000        55,710,000
                                                                   ---------------   ---------------
 Net increase (decrease) in net assets..........................       334,330,000       (42,541,000)
                                                                   ---------------   ---------------
 NET ASSETS:
   Beginning of period..........................................       948,605,000       991,146,000
                                                                   ---------------   ---------------
   End of period................................................   $ 1,282,935,000   $   948,605,000
                                                                   ===============   ===============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS:
--------------------------------------------------------------------------------

RATIOS:                               2003    2002    2001   2000   1999   1998
                                     -----   ------   ----   ----   ----   ----
   Total return                      31.97%  -10.25%   N/A    N/A    N/A    N/A
   Expenses to average net assets..   0.49%    0.47%  0.49%  0.44%  0.37%  0.53%
   Net investment income to average
    net assets.....................   2.26%    1.86%  1.82%  1.93%  2.27%  2.29%
   Portfolio turnover rate.........     44%      43%    36%    45%    63%    24%

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
Notes to Financial Statements
October 31, 2003
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

     AMR Investment Services Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a no load, open-end management investment company which was organized as a trust under the laws of the State of New York pursuant to a Declaration of Trust dated as of June 27, 1995 and amended on August 11, 1995. The AMR Investment Services International Equity Portfolio (the "Portfolio") is one of the portfolios of the Trust. The Portfolio commenced active operations on November 1, 1995. The Declaration of Trust permits the Board of Trustees (the "Board") to issue beneficial interests in the Portfolio.

     AMR Investment Services, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services.

     The following is a summary of the significant accounting policies followed by the Portfolio.

Security Valuation

     Equity securities that are primarily traded on domestic securities exchanges are valued at the last quoted sales price on a designated exchange at the close of trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading or, lacking any current sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading.

     Debt securities (other than short-term securities) normally are valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method.

     Securities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are valued at fair value, as determined in good faith and pursuant to procedures approved by the Board.

Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale.

     Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Portfolio. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

     There is uncertainty regarding the collectibility of tax reclaims by the Portfolio due to its partnership status for federal income tax purposes. As such, the Portfolio did not accrue tax reclaims totaling $1,506,000

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Notes to Financial Statements
October 31, 2003
--------------------------------------------------------------------------------

during the period. Upon determination of the Portfolio's entitlement to benefits under foreign tax treaties, if any, tax reclaim income will be accrued.
Currency Translation

     All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the bid price of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

Forward Foreign Currency Contracts

     The Portfolio may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of portfolio securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation.

Futures Contracts

     The Portfolio may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio may purchase or sell futures contracts and options on futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock market. Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price established each day by the board of trade or exchange on which they are traded.

Federal Income and Excise Taxes

     The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code.

Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

2.   Transactions with Affiliates

Management Agreement

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Notes to Financial Statements
October 31, 2003
--------------------------------------------------------------------------------

     The Trust and the Manager are parties to a Management Agreement which obligates the Manager to provide or oversee the provision of all administrative, investment advisory, portfolio management services and securities lending services. Investment assets of the Portfolio are managed by multiple investment advisers which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Portfolio an annualized fee equal to .10% of the average daily net assets of the Portfolio plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Portfolio. Management fees are paid as follows:

                                   Amounts paid     Net Amounts
Management Fee                     to Investment     Retained
     Rate        Management Fee      Advisors        by Manager
--------------   --------------   --------------   --------------
 .25% - .60%     $    3,890,000   $    2,829,000   $    1,061,000

     As compensation for services provided by the Manager in connection with securities lending activities, the Portfolio pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 25% of such loan fees. During the period, the Portfolio paid securities lending fees of $237,000 to the Manager.

Investment in Affiliated Funds

     The Portfolio may invest in the American AAdvantage Money Market Select Fund (the "Select Fund"), an open-end management investment company managed by the Manager. The Manager receives from the Select Fund an annualized fee equal to 0.10% of the average daily net assets. During the period, the Manager earned fees from the Select Fund totaling $119,000 on the Portfolio's investment in the Select Fund. Income distributions from the Select Fund are recorded as interest income in the accompanying financial statements and totaled $651,000 during the year ended October 31, 2003 for the Portfolio.

Other

     Certain officers or Trustees of the Trust are also current or former officers or employers of the Manager or American. The Trust makes no direct payments to its officers. Unaffiliated Trustees and their spouses are provided free unlimited air transportation on American. However, the Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. For the year ended October 31, 2003, the cost of air transportation was not material to the Portfolio. One Trustee, as a retiree of American, already receives flight benefits. This Trustee receives an annual retainer of $40,000 plus $1,250 for each Board meeting attended.

3.   Investment Transactions

     The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 2003 were $433,694,000 and $418,534,000, respectively.

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Notes to Financial Statements
October 31, 2003
--------------------------------------------------------------------------------

4.   Commitments

     In order to protect itself against a decline in the value of particular foreign currencies against the U.S. dollar, the Portfolio has entered into forward contracts to deliver or receive foreign currency in exchange for U.S. dollars as described below. The Portfolio bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Portfolio also bears the credit risk if the counterparty fails to perform under the contract. At October 31, 2003, the Portfolio had outstanding forward foreign currency contracts as follows:

                                              Settlement              Unrealized
Contracts to Receive                             Date       Value        Gain
----------------------                        ----------   --------   ----------
(amounts in thousands)

                 5,250   Australian Dollar    12/17/2003   $  3,699   $      146
                 6,400   Canadian Dollar      12/17/2003      4,841           79
                17,400   Euro Currency        12/17/2003     20,175           91
             1,700,000   Japanese Yen         12/17/2003     15,463          127
                11,500   Pound Sterling       12/17/2003     19,435          375
                 8,900   Swiss Franc          12/17/2003      6,662           46
                11,000   Swedish Krona        12/17/2003      1,406            0
                                                           --------   ----------
Total contracts to receive
(Payable amount $70,817)................................   $ 71,681   $      864
                                                           ========   ==========

     The Portfolio may purchase securities with delivery or payment to occur at a later date. At the time the Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place.

5.   Securities Lending

     The Portfolio participates in a securities lending program under which securities are loaned to selected institutional investors. All such loans require collateralization with cash, securities of the U.S. Government and its agencies or letters of credit that will generally equal at least 100% of the market value of the loaned securities plus accrued interest. The Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of securities fail financially. The Portfolio receives the interest on the collateral less any fees and rebates paid to agents and transferees of securities. The Portfolio also continues to receive income on the securities loaned, and any gain or loss in the market price of securities loaned that may occur during the term of the loan will be for the account of the Portfolio.

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AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
Notes to Financial Statements
October 31, 2003
--------------------------------------------------------------------------------

     At October 31, 2003, securities with a market value of approximately $171,957,000 were loaned by the Portfolio. Cash collateral held by the custodian for the Portfolio in an investment in the AMR Investments Enhanced Yield Business Trust and the American AAdvantage Money Market Select Fund (the "Funds") totaled $181,807,000. The Manager serves as Trustee and as investment adviser to the Funds. The Manager receives from the Funds annualized fees equal to 0.10% of the average daily net assets.

6.   Commission Recapture

     The Portfolio has established brokerage commission recapture arrangements with certain brokers or dealers. If a Portfolio investment adviser chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolio.

7.   Futures Contracts

     A summary of obligations under these financial instruments at October 31, 2003 is as follows:

                                                                         Unrealized
                                                           Market       Appreciation/
Type of Future               Expiration     Contracts       Value       (Depreciation)
-------------------------   -------------------------   -------------   --------------
France CAC 40 Index......   December 2003         287   $  11,290,294   $      250,562
Germany DAX Index........   December 2003          73       7,762,798          323,510
UK FTSE 100 Index........   December 2003         422      30,771,348          132,867
Hang Seng Index..........   November 2003          27       2,102,611              225
Italy MIB 30 Index.......   December 2003          29       4,387,851           67,755
Japan Nikkei 300 Index...   December 2003         155       2,835,356          (26,789)
Tokyo FE TOPIX Index.....   December 2003         259      24,654,876         (456,770)
Spain IBEX 35 Index......   November 2003          49       4,063,990           67,400
Sweden OMX Index.........   November 2003         339       2,687,260           10,460
Canada S&PCDA 60 Index...   December 2003         121       8,012,503           89,843
Australia SPI Index......   December 2003         106       6,127,922           22,138
                                                        -------------   --------------
                                                        $ 104,696,808   $      481,202
                                                        -------------   --------------

                                       94

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Schedule of Investments
October 31, 2003
--------------------------------------------------------------------------------

                                                    Shares           Value
                                                 ------------------------------
STOCKS - 92.49%
AUSTRALIA - 2.21%
AUSTRALIA PREFERRED STOCK - 0.20%
The News Corporation +*                              345,000   $      2,539,000
                                                               ----------------
      TOTAL AUSTRALIA PREFERRED STOCK                                 2,539,000
                                                               ----------------
AUSTRALIA COMMON STOCK - 2.01%
Alumina Limited *                                    842,900          3,565,000
Australia & New Zealand Banking Group
 Limited *                                           318,520          4,023,000
Australia & New Zealand Banking Group
 Limited, (Rights) +                                  57,912            177,000
BHP Billiton Limited                                 928,800          7,724,000
Commonwealth Bank of Australia *                     125,000          2,439,000
Iluka Resources Limited *                            387,194          1,283,000
Mayne Group Limited                                1,341,200          3,464,000
WMC Resources Limited +*                             842,900          3,062,000
                                                               ----------------
      TOTAL AUSTRALIA COMMON STOCK                                   25,737,000
                                                               ----------------
   TOTAL AUSTRALIA                                                   28,276,000
                                                               ----------------
BELGIUM COMMON STOCK - 0.39%
Fortis +*                                            282,500          5,038,000
                                                               ----------------
   TOTAL BELGIUM COMMON STOCK                                         5,038,000
                                                               ----------------
CANADA COMMON STOCK - 2.41%
Alcan, Incorporated                                  134,200          5,356,000
BCE, Incorporated                                    249,200          5,644,000
Celestica, Incorporated +                            620,870          8,809,000
Husky Energy, Incorporated +                         309,200          5,081,000
Manulife Financial Corporation                       200,265          6,078,000
                                                               ----------------
   TOTAL CANADA COMMON STOCK                                         30,968,000
                                                               ----------------
DENMARK COMMON STOCK - 0.44%
Novo Nordisk A/S                                     156,400          5,625,000
                                                               ----------------
   TOTAL DENMARK COMMON STOCK                                         5,625,000
                                                               ----------------
FINLAND COMMON STOCK - 1.61%
KCI Konecranes Oyj                                   124,600          3,724,000
M-real Oyj                                           214,800          1,895,000
Stora Enso Oyj                                       227,600          3,096,000
UPM-Kymmene Oyj                                      640,100         11,980,000
                                                               ----------------
   TOTAL FINLAND COMMON STOCK                                        20,695,000
                                                               ----------------
FRANCE COMMON STOCK - 8.35%
Accor S.A. *                                          52,690          2,072,000
Aventis S.A. *                                       345,773         18,309,000
AXA *                                                791,604         15,000,000
BNP Paribas S.A. *                                   265,827         13,968,000

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Schedule of Investments
October 31, 2003
--------------------------------------------------------------------------------

Compagnie Generale des Etablissements
 Michelin *                                          115,400          4,528,000
Credit Agricole S.A. *                               228,300          4,849,000
Credit Agricole S.A. (Rights) +                      228,300             53,000
Lagardere S.C.A. *                                    76,900          3,868,000
Pechiney S.A.                                         55,600          3,073,000
PSA Peugeot Citroen S.A. *                           151,614          6,504,000
Schneider Electric S.A. *                             50,700          2,968,000
Societe BIC S.A. +*                                   57,447          2,379,000
Suez S.A. *                                          202,580          3,250,000
Total S.A. *                                         124,057         19,282,000
Vinci S.A. *                                          96,551          6,998,000
                                                               ----------------
   TOTAL FRANCE COMMON STOCK                                        107,101,000
                                                               ----------------
GERMANY - 5.30%
GERMANY PREFERRED STOCK - 0.54%
Fresenius Medical Care AG                            169,846          6,970,000
                                                               ----------------
      TOTAL GERMANY PREFERRED STOCK                                   6,970,000
                                                               ----------------
GERMANY COMMON STOCK - 4.76%
BASF AG +*                                            71,900          3,298,000
Bayer AG *                                           111,600          2,682,000
Bayerische Motoren Werke Aktiengesellschaft           44,600          1,785,000
Celesio AG *                                         148,865          6,230,000
Deutsche Post AG                                     592,000         11,390,000
Deutsche Telekom AG +                                464,100          7,310,000
E.ON AG +*                                            94,500          4,777,000
Fresenius Medical Care AG *                           45,000          2,566,000
Hugo Boss AG                                         253,350          5,166,000
Merck KGaA                                            94,000          3,292,000
Muenchener Rueckversicherung-Gesellschaft
 AG +*                                                16,176          1,929,000
Muenchener Rueckversicherung-Gesellschaft AG
 (Rights) +                                           16,176            134,000
Porsche AG                                             3,300          1,621,000
Siemens AG *                                          76,400          5,151,000
Volkswagen AG                                         73,830          3,724,000
                                                               ----------------
      TOTAL GERMANY COMMON STOCK                                     61,055,000
                                                               ----------------
   TOTAL GERMANY                                                     68,025,000
                                                               ----------------
HONG KONG COMMON STOCK - 2.25%
Cheung Kong Holdings Limited                         531,000          4,427,000
CLP Holdings Limited +                               630,000          2,839,000
Henderson Land Development Company Limited         1,588,000          6,666,000
Hutchison Whampoa Limited                            177,000          1,368,000
Swire Pacific Limited +                            2,223,500         13,572,000
                                                               ----------------
   TOTAL HONG KONG COMMON STOCK                                      28,872,000
                                                               ----------------
IRELAND COMMON STOCK - 2.67%
Allied Irish Banks plc                               867,022         12,690,000
Bank of Ireland                                      404,400          4,983,000
CRH plc                                              248,125          4,462,000
Depfa Bank plc +                                      58,044          6,498,000
Greencore Group                                    1,543,341          5,562,000
                                                               ----------------
   TOTAL IRELAND COMMON STOCK                                        34,195,000
                                                               ----------------

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Schedule of Investments
October 31, 2003
--------------------------------------------------------------------------------

ITALY COMMON STOCK - 1.82%
Eni S.p.A. *                                         925,947         14,704,000
Riunione Adriatica di Sicurta S.p.A. *               192,193          3,003,000
Snam Rete Gas S.p.A. +                               763,200          2,875,000
Telecom Italia S.p.A. +                            1,040,929          2,717,000
                                                               ----------------
   TOTAL ITALY COMMON STOCK                                          23,299,000
                                                               ----------------
JAPAN COMMON STOCK - 12.01%
Acom Company Limited *                               242,800         10,866,000
Canon, Incorporated *                                342,000         16,550,000
DENSO Corporation                                     96,000          1,821,000
East Japan Railway Company *                           1,395          6,319,000
FANUC Limited *                                       39,500          2,375,000
Hitachi Limited +*                                   522,000          3,067,000
Honda Motor Company Limited                          288,200         11,378,000
Kao Corporation *                                    153,300          3,151,000
Komatsu Limited                                      764,000          4,135,000
Konica Corporation                                 1,092,340         14,358,000
Japan Tobacco, Incorporated                              139            928,000
NEC Corporation *                                    372,000          3,286,000
NEC Electronics Corporation *                         19,000          1,462,000
Nintendo Company Limited *                            30,500          2,355,000
Nippon Telegraph & Telephone Corporation +               913          4,078,000
Nissan Motor Company Limited *                       802,600          8,994,000
Nomura Holdings, Incorporated *                      543,000          9,325,000
NTT DoCoMo, Incorporated                               1,977          4,280,000
Promise Company Limited *                            199,050          8,944,000
Rohm Company Limited                                  14,500          1,955,000
Sanyo Shinpan Finance Company Limited                145,800          4,960,000
Seiko Epson Corporation                               63,700          2,295,000
Shin-Etsu Chemical Company Limited                    52,600          1,957,000
Sompo Japan Insurance, Incorporated                  709,000          5,869,000
Sony Corporation *                                    95,700          3,334,000
Takeda Chemical Industries Limited *                 145,100          5,134,000
Takefuji Corporation *                               139,930          8,286,000
Tokyo Gas Company Limited *                          772,000          2,647,000
                                                               ----------------
   TOTAL JAPAN COMMON STOCK                                         154,109,000
                                                               ----------------
MEXICO COMMON STOCK - 0.28%
Telefonos de Mexico S.A. de C.V., ADR                111,700          3,591,000
                                                               ----------------
   TOTAL MEXICO COMMON STOCK                                          3,591,000
                                                               ----------------

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Schedule of Investments
October 31, 2003
--------------------------------------------------------------------------------

NETHERLANDS COMMON STOCK - 7.44%
ABN AMRO Holding N.V.                                521,071         10,933,000
Akzo Nobel N.V. *                                    119,326          3,773,000
CNH Global NV                                         77,320          1,033,000
Heineken N.V. *                                      123,600          4,411,000
IHC Caland N.V.                                       64,180          2,738,000
ING Groep N.V.                                       718,454         14,917,000
Koninklijke (Royal) KPN N.V. +                       843,500          6,413,000
Koninklijke (Royal) Philips Electronics N.V.       1,062,998         28,657,000
Royal Dutch Petroleum Company +*                     164,900          7,317,000
TPG N.V. +                                           271,560          5,856,000
Vedior N.V.                                          650,613          9,379,000
                                                               ----------------
   TOTAL NETHERLANDS COMMON STOCK                                    95,427,000
                                                               ----------------
NEW ZEALAND COMMON STOCK - 0.71%
Carter Holt Harvey Limited                         2,333,889          2,624,000
Telecom Corporation of New Zealand Limited         2,164,043          6,436,000
                                                               ----------------
   TOTAL NEW ZEALAND COMMON STOCK                                     9,060,000
                                                               ----------------
NORWAY COMMON STOCK - 1.91%
Norsk Hydro ASA                                      156,900          8,830,000
Statoil ASA                                          183,700          1,727,000
Telenor ASA                                        2,554,259         13,905,000
                                                               ----------------
   TOTAL NORWAY COMMON STOCK                                         24,462,000
                                                               ----------------
PORTUGAL COMMON STOCK - 0.99%
Portugal Telecom, SGPS, S.A.                       1,504,989         12,649,000
                                                               ----------------
   TOTAL PORTUGAL COMMON STOCK                                       12,649,000
                                                               ----------------
SINGAPORE COMMON STOCK - 1.92%
Creative Technology Limited *                        659,320          6,855,000
Development Bank of Singapore Group Holdings
 Limited                                             579,795          4,762,000
Oversea-Chinese Banking Corporation Limited          576,650          4,008,000
United Overseas Bank Limited                       1,157,849          9,045,000
                                                               ----------------
   TOTAL SINGAPORE COMMON STOCK                                      24,670,000
                                                               ----------------
SOUTH KOREA COMMON STOCK - 0.84%
Kookmin Bank, ADR *                                  140,510          5,164,000
Korea Electric Power Corporation                      86,860          1,677,000
LG Electronics, Incorporated                          76,760          3,976,000
                                                               ----------------
   TOTAL SOUTH KOREA COMMON STOCK                                    10,817,000
                                                               ----------------
SPAIN COMMON STOCK - 4.30%
Altadis S.A. *                                       354,923          8,607,000
Antena 3 Television S.A +                              4,635            151,000
Banco Popular Espanol S.A. *                          90,200          4,690,000
Banco Santander Central Hispano S.A. *               662,134          6,350,000
Endesa S.A. +*                                       436,845          6,932,000
Iberdrola S.A.                                       215,157          3,589,000
Repsol YPF S.A. +                                    446,600          7,788,000
Telefonica S.A. +                                  1,370,072         17,042,000
                                                               ----------------
   TOTAL SPAIN COMMON STOCK                                          55,149,000
                                                               ----------------

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October 31, 2003
--------------------------------------------------------------------------------

SWEDEN COMMON STOCK - 2.50%
Atlas Copco AB                                       140,350          4,930,000
Autoliv, Incorporated +*                             134,200          4,421,000
Electrolux AB                                        193,300          3,965,000
ForeningsSparbanken AB                               223,400          3,723,000
Nordea AB                                            475,000          2,954,000
Sandvik AB                                           111,900          3,329,000
Securitas AB                                         150,250          1,849,000
Stora Enso Oyj, Series A +                            66,662            893,000
Stora Enso Oyj, Series R +                           163,902          2,217,000
Volvo AB *                                           135,560          3,788,000
                                                               ----------------
   TOTAL SWEDEN COMMON STOCK                                         32,069,000
                                                               ----------------
SWITZERLAND COMMON STOCK - 7.23%
Adecco SA                                            163,210          9,625,000
Clariant AG +                                        150,000          2,112,000
Compagnie Financiere Richemont AG +                  226,400          5,095,000
Credit Suisse Group                                  502,687         17,712,000
Geberit AG                                            15,982          6,583,000
Nestle SA +                                           17,800          3,919,000
Novartis AG                                          141,187          5,382,000
SIG Holding AG                                       119,251         16,008,000
Swiss Reinsurance                                    140,710          8,857,000
UBS AG                                               153,300          9,414,000
Zurich Financial Services AG +                        63,259          8,101,000
                                                               ----------------
   TOTAL SWITZERLAND COMMON STOCK                                    92,808,000
                                                               ----------------
UNITED KINGDOM COMMON STOCK - 24.91%
Amersham plc *                                       401,920          4,987,000
Arriva plc                                         1,496,174          9,902,000
Aviva plc                                            785,393          6,444,000
BAA plc                                              278,600          2,203,000
BAE Systems plc +                                  3,292,405         10,224,000
Barclays plc                                       1,068,100          9,008,000
BHP Billiton plc                                     924,279          7,258,000
Boots Group plc                                      636,300          7,693,000
BP plc                                             1,263,030          8,766,000
Brambles Industries plc                              700,641          2,122,000
British American Tobacco Industries plc              551,101          6,663,000
BT Group plc +                                     1,649,053          5,191,000
Cable and Wireless plc +                           1,452,300          3,358,000
Cadbury Schweppes plc                              2,411,582         15,459,000
Celltech Group plc +                                 171,700          1,337,000
Diageo plc                                         1,419,455         16,692,000
Dimension Data Holdings plc +                      9,413,347          5,271,000
FirstGroup plc                                       895,952          4,580,000
GlaxoSmithKline plc +                                762,200         16,323,000
Hanson plc                                         1,421,345          9,841,000
Hays plc                                           3,548,019          7,345,000
HSBC Holdings plc                                    808,765         12,146,000
Imperial Chemical Industries plc +                   723,981          2,380,000
Imperial Tobacco Group plc                           259,140          4,296,000
J. Sainsbury plc                                     429,500          2,064,000

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
October 31, 2003
--------------------------------------------------------------------------------

Kesa Electricals plc                                 225,100            932,000
Kidde plc                                          1,680,500          2,873,000
Kingfisher plc                                     1,349,739          6,470,000
Lloyds TSB Group plc                                 786,050          5,459,000
Marks & Spencer Group plc +                          434,561          2,122,000
National Grid Transco plc                            381,170          2,434,000
Reed Elsevier plc +                                  626,560          4,870,000
Rentokil Initial plc                               1,278,400          4,843,000
Reuters Group plc +                                2,757,625         12,015,000
Rio Tinto plc                                        150,000          3,637,000
Rolls-Royce plc                                      966,500          3,112,000
Royal Bank of Scotland Group plc                     552,258         14,798,000
SABMiller plc +                                       85,983            726,000
Shell Transport & Trading Company plc              1,781,756         11,127,000
Shire Pharmaceuticals Group plc +                    323,900          2,454,000
Smiths Group plc                                     466,890          5,558,000
Standard Chartered plc                               127,780          2,044,000
Tesco plc                                          1,445,500          5,795,000
TI Automotive +                                      681,500                 --
Unilever plc                                       2,097,207         17,883,000
Vodafone Group plc                                 8,994,039         18,887,000
Wolseley plc                                         582,535          7,140,000
WPP Group plc                                        296,000          2,820,000
                                                               ----------------
   TOTAL UNITED KINGDOM COMMON STOCK                                319,552,000
                                                               ----------------
   TOTAL STOCKS                                                   1,186,457,000
                                                               ----------------
                                                  Par Amount
                                                 -----------
FRANCE CORPORATE BONDS - 0.02%
AXA, 0.00%, Due 12/21/2004 +                     $    12,000            215,000
                                                               ----------------
       TOTAL FRANCE CORPORATE BONDS                                     215,000
                                                               ----------------
                                                   Shares
                                                 -----------
SHORT TERM INVESTMENTS - 20.53%
American AAdvantage Money Market Select Fund      90,688,532         90,689,000
AMR Investments Enhanced Yield Business Trust    172,848,354        172,848,000
                                                               ----------------
     TOTAL SHORT TERM INVESTMENTS                                   263,537,000
                                                               ----------------
TOTAL INVESTMENTS - 113.04% (Cost $1,293,429)                     1,450,209,000
                                                               ----------------
LIABILITIES, NET OF OTHER ASSETS - (13.04%)                        (167,274,000)
                                                               ----------------
TOTAL NET ASSETS - 100%                                        $  1,282,935,000
                                                               ================

* - All or a portion of this security is on loan at October 31, 2003. + - non-income producing

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
International Equity Industry Diversification
October 31, 2003
===============================================================================

                                                                  Percent of
                                                                  Net Assets
                                                               ----------------
Consumer Discretionary.........................................           11.69%
Consumer Staples...............................................            8.09%
Energy.........................................................            6.60%
Financials                                                                23.99%
Health Care....................................................            6.13%
Industrials....................................................           14.17%
Information Technology.........................................            3.86%
Materials......................................................            6.87%
Short-Term Investments.........................................           20.53%
Telecommunication Services.....................................            8.69%
Utilities......................................................            2.42%
Other Liabilities..............................................          -13.04%
                                                               ----------------
   Net Assets..................................................          100.00%
                                                               ================

     The Trustees and officers of the AMR Trust are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-five funds in the fund complex that includes the AMR Trust, the American AAdvantage Funds, the American AAdvantage Mileage Funds, and the American AAdvantage Select Funds.


                                   Position, Term of
                                 Office and Length of
                                   Time Served with
Name, Age and Address               the  AMR Trust      Principal Occupation(s) During Past 5 Years and Current Directorships
-------------------------------  ---------------------  ---------------------------------------------------------------------
INTERESTED TRUSTEES
                                         Term
                                 ---------------------
                                   Lifetime of Trust
                                     until removal,
                                    resignation or
                                      retirement*

William F. Quinn** (55)          Trustee and President  President, AMR Investment Services, Inc. (1986-Present); Chairman
                                      since 1995        (1989-2003) and Director (2003-Present), American Airlines Federal
                                                        Credit Union; Director, Crescent Real Estate Equities, Inc.
                                                        (1994-Present); Director, MW Pritchard, Hubble & Herr, LLC
                                                        (2001-Present); Member, Southern Methodist University Cox School of
                                                        Business Advisory Board (1999-2002); Director, Southern Methodist
                                                        University Endowment Fund Investment Committee (1996-Present);
                                                        Member, New York Stock Exchange Pension Manager Committee (1997-1998,
                                                        2000-2002); Trustee, American AAdvantage Funds (1987-Present);
                                                        Trustee, American AAdvantage Mileage Funds (1995-Present); Trustee,
                                                        American AAdvantage Select Funds (1999-Present).

Alan D. Feld** (66)               Trustee since 1996    Partner, Akin, Gump, Strauss, Hauer & Feld, LLP (law firm)
                                                        (1960-Present); Director, Clear Channel Communications
                                                        (1984-Present); Trustee, CenterPoint Properties (1994-Present);
                                                        Trustee, American AAdvantage Funds (1996-Present); Trustee, American
                                                        AAdvantage Mileage Funds (1996-Present); Trustee, American AAdvantage
                                                        Select Funds (1999-Present).

NON-INTERESTED TRUSTEES
                                         Term
                                 ---------------------
                                   Lifetime of Trust
                                     until removal,
                                    resignation or
                                      retirement*

Stephen D. O'Sullivan (68)        Trustee since 1995    Consultant (1994-Present); Trustee, American AAdvantage Funds
                                                        (1995-Present); Trustee, American AAdvantage Mileage Funds
                                                        (1995-Present); Trustee, American AAdvantage Select Funds
                                                        (1999-Present).

R. Gerald Turner (57)             Trustee since 2001    President, Southern Methodist University (1995-Present); Director,
225 Perkins Admin. Bldg.                                ChemFirst (1986-Present); Director, J.C. Penney Company, Inc.
Southern Methodist Univ.                                (1996-Present); Director, California Federal Preferred Capital Corp.
Dallas, Texas 75275                                     (2001-Present); Member, United Way of Dallas Board of Directors;
                                                        Member, Salvation Army of Dallas Board of Directors; Member,
                                                        Methodist Hospital Advisory Board; Member, Knight Commission on
                                                        Intercollegiate Athletics; Member, National Association of
                                                        Independent Colleges and Universities Board of Directors; Trustee,
                                                        American AAdvantage Funds (2001-Present); Trustee, American
                                                        AAdvantage Mileage Funds (2001-Present); Trustee, American AAdvantage
                                                        Select Funds (2001-Present).


                                   Position, Term of
                                 Office and Length of
                                   Time Served with
Name, Age and Address               the AMR Trust       Principal Occupation(s) During Past 5 Years and Current Directorships
-------------------------------  ---------------------  ---------------------------------------------------------------------
NON-INTERESTED TRUSTEES (CONT.)
Kneeland Youngblood (47)          Trustee since 1996    Managing Partner, Pharos Capital Group, LLC (a private equity firm)
100 Crescent Court                                      (1998-Present); Trustee, The Hockaday School (1997-Present);
Suite 1740                                              Director, Starwood Hotels and Resorts (2001-Present); Member, Council
Dallas, Texas  75201                                    on Foreign Relations (1995-Present); Director, Just For the Kids
                                                        (1995-Present); Director, L&B Realty Advisors (1998-2000); Trustee,
                                                        Teachers Retirement System of Texas (1993-1999); Director, United
                                                        States Enrichment Corporation (1993-1998); Director, Starwood
                                                        Financial Trust (1998-2001); Trustee, American AAdvantage Funds
                                                        (1996-Present); Trustee, American AAdvantage Mileage Funds
                                                        (1996-Present); Trustee, American AAdvantage Select Funds
                                                        (1999-Present).

OFFICERS
                                         Term
                                 ---------------------
                                       One Year

Nancy A. Eckl (41)                   VP since 1995      Vice President, Trust Investments, AMR Investment Services, Inc.
                                                        (1990-Present).

Michael W. Fields (49)               VP since 1995      Vice President, Fixed Income Investments, AMR Investment Services,
                                                        Inc. (1988-Present).

Barry Y. Greenberg (40)             VP and Assistant    Vice President, Legal and Compliance, AMR Investment Services, Inc.
                                 Secretary since 1995   (1995-Present).

Rebecca L. Harris (36)           Treasurer since 1995   Vice President, Finance, AMR Investment Services, Inc.
                                                        (1995-Present).

John B. Roberson (45)                VP since 1995      Vice President, Director of Sales, AMR Investment Services, Inc.
                                                        (1991-Present).

Robert J. Zutz (50)              Secretary since 1998   Partner, Kirkpatrick & Lockhart LLP (law firm).
1800 Massachusetts Ave. NW
2/nd/ Floor
Washington, D.C. 20036

<F1>
* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 70, with the exception of Mr. Quinn.
<F2>
** Messrs. Quinn and Feld are deemed to be "interested persons" of the AMR Trust, as defined by the 1940 Act. Mr. Quinn is President of the Manager. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to one or more of the AMR Trust's investment advisers.

NestEgg Funds
Annual Report
For the Period Ended October 31, 2003


NestEgg Capital Preservation Fund
NestEgg 2010 Fund
NestEgg 2020 Fund
NestEgg 2030 Fund
NestEgg 2040 Fund


--------------------------------------------------------------------------------
Important Customer Information, Investment Products:
..    Are not deposits or obligations of, or guaranteed by, INTRUST Bank, N.A. or any of its affiliates,
..    Are not insured by the FDIC, and
..    Are subject to investment risks, including possible loss of the principal amount invested.
--------------------------------------------------------------------------------

This material must be accompanied or preceded by a prospectus.

American Independence Funds Trust is distributed by BISYS Fund Services Limited Partnership.

                                                                           12/03

American Independence NestEgg Funds
NestEgg Capital Preservation Fund
NestEgg 2010 Fund
NestEgg 2020 Fund
NestEgg 2030 Fund
NestEgg 2040 Fund

The American Independence NestEgg Funds (the "NestEgg Funds") are managed by INTRUST Financial Services, which assumed full management of the Funds on November 1, 2002; previously, Barclays Global Investors served as sub-advisor to the Funds.

     Objectives. The primary goal of each of the dated NestEgg Funds (Capital Preservation, 2010, 2020, 2030, 2040) is to maximize assets for retirement or other purposes, consistent with the quantitatively measured risk that investors on average may be willing to accept, given each Fund's stated investment time horizon. As might be expected, the funds with later target dates are invested more aggressively.
     The primary goal for the NestEgg Capital Preservation Fund is income and moderate, long-term growth of capital. The Capital Preservation Fund, the most conservatively managed of the NestEgg Funds, has been designed for investors who have reached retirement or other financial goals, and are ready to start withdrawing and using assets from their accounts.
     Strategy. The NestEgg Funds invest in shares of unaffiliated mutual funds - including index funds - money market funds and exchange traded funds; these securities represent broad classes of assets, namely stocks, bonds and money market instruments. INTRUST Financial Services uses an investment model (taking into consideration asset classes, countries, sectors and investment styles) that continually identifies and analyzes major market trends. The investment model helps INTRUST Financial Services determine the best mix of investments for each of the NestEgg Funds.
     INTRUST Financial Services relies on the political and economic research of La Jolla Economics to provide insights and interpretations of how today's events may impact future portfolio performance. Based on this analysis, the portfolio manager allocates each Fund's assets among various asset classes and sectors, and makes adjustments once each calendar quarter.
     As of October 31, 2003, the portfolios of the various NestEggs Funds were diversified among major asset classes, approximately as follows:/1/
                                               Money
                            Equities   Bonds   markets
Capital Preservation Fund         30%     65%        5%
2010 Fund                         40%     55%        5%
2020 Fund                         56%     39%        5%
2030 Fund                         72%     23%        5%
2040 Fund                         88%      7%        5%

     Performance. For the twelve months that ended October 31, 2003, the Funds premium classes produced total returns of NestEgg Capital Preservation 9.58%, NestEgg 2010 11.84%, NestEgg 2020 15.12%, NestEgg 2030 18.27%, NestEgg 2040
22.06%./2/
     For our reporting period as a whole, stocks (both domestic and international) performed quite well, while bonds were much flatter. Consequently, the NestEgg Funds with higher allocations to equity investments did better than the funds with higher allocations to fixed-income securities. In other words, the funds performed precisely as we expected them to perform, relative to one another.


/1/  The composition of the Fund's holdings is subject to change.
/2/ NAV total return for the period(s) ended October 31, 2003. With the maximum sales charge of 1.50%, the Fund's return(s) for the period were 7.99% for NestEgg Capital Preservation, 10.12% for NestEgg 2010, 13.33% for NestEgg 2020, 16.49% for NestEgg 2030, 20.27% for NestEgg 2040. Past performance is no indication of future performance. The total return set forth may reflect the voluntary waiver of a portion of the Fund's fees for certain periods since the inception date. Without waiver of fees, total return would have been lower.

                       NestEgg Capital Preservation Fund
                          Value of a $10,000 Investment

                                            2/99     2/00     2/01     2/02    10/02    10/03
                                            --------------------------------------------------
NestEgg Capital Preservation Fund*          9,593    9,994   10,547   10,736   10,453   11,530
                                            --------------------------------------------------
Lipper Flexible Portfolio Fund Index (1)    9,912   10,767   10,480    9,847    8,582   10,107
                                            --------------------------------------------------
Lehman Brothers Aggregate Bond Index (2)    9,895   10,004   11,349   12,217   12,972   13,609
                                            --------------------------------------------------

The chart above represents a comparison of a hypothetical $10,000 investment in the Service Class from January 4, 1999 (fund inception) through October 31, 2003 versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund.

                  Average Annual Total Return/3/
                  ------------------------------
                  Service Class    Premium Class
                  -------------    -------------
Since Inception            3.65%            2.89%
Since Inception             N/A             2.58%/+/
1 Year                    10.32%            9.58%
1 Year                      N/A             7.99%/+/

/1/ The Lipper Flexible Portfolio Fund Index is compsed of certain mutual funds investing in domestic common stocks, bonds and money market instruments in an asset allocation strategy as tracked by Lipper, Inc.
/2/ Lehman Brothers Aggregate Bond Index is compsed of the Lehman Brothers Government/ Credit Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities.
/3/  For the twelve month period ended October 31, 2003.

Past performance is not a prediction of future results, and the graph and table do not reflect the deuction of taxes that shareholders would pay on fund ditributions or the redemption of the Fund shares. The funds' investment return and prinicipal value will fluctuate, so that an investor's shares, when redeemed, may be worh more or less than their original purchase price.

During the period shown, certain fees and expenses of the fund may have been reduced and/ or reimbursed. If such fee reductions and/ or reimbursements had not occurred, the performance of the funds would have been lower.

Investors cannot invest directly in an index, although they can invest in the inderlying securities.

* Reflects maximum 3.00% sales charge until 10/02.

+ Reflects maximum 1.50% sales charge.

                                NestEgg 2010 Fund
                          Value of a $10,000 Investment

                                            2/99     2/00     2/01     2/02    10/02    10/03
                                            --------------------------------------------------
NestEgg 2010 Fund*                          9,622   10,319   10,464   10,294    9,520   10,704
                                            --------------------------------------------------
Lipper Flexible Portfolio Fund Index (1)    9,912   10,767   10,480    9,847    8,582   10,107
                                            --------------------------------------------------
Lehman Brothers Aggregate Bond Index (2)    9,895   10,004   11,349   12,217   12,971   13,609
                                            --------------------------------------------------
Wilshire 5000 Index (3)                     9,992   12,108   10,347    9,481    7,745    9,638
                                            --------------------------------------------------

The chart above represents a comparison of a hypothetical $10,000 investment in the Service Class from January 4, 1999 (fund inception) through October 31, 2003 versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund.

                  Average Annual Total Return/4/
                  ------------------------------
                  Service Class    Premium Class
                  -------------    -------------
Since Inception            2.04%            1.33%
Since Inception             N/A             1.02%/+/
1 Year                    12.43%           11.84%
1 Year                      N/A            10.12%/+/

/1/ The Lipper Flexible Portfolio Fund Index is compsed of certain mutual funds investing in domestic common stocks, bonds and money market instruments in an asset allocation strategy as tracked by Lipper, Inc.
/2/ Lehman Brothers Aggregate Bond Index is compsed of the Lehman Brothers Government/ Credit Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities.
/3/ The Wilshire 5000 Index seeks to track the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. /4/ For the twelve month period ended October 31, 2003.

Past performance is not a prediction of future results, and the graph and table do not reflect the deuction of taxes that shareholders would pay on fund ditributions or the redemption of the Fund shares. The funds' investment return and prinicipal value will fluctuate, so that an investor's shares, when redeemed, may be worh more or less than their original purchase price.

During the period shown, certain fees and expenses of the fund may have been reduced and/ or reimbursed. If such fee reductions and/ or reimbursements had not occurred, the performance of the funds would have been lower.

Investors cannot invest directly in an index, although they can invest in the inderlying securities.

* Reflects maximum 3.00% sales charge until 10/02.

+ Reflects maximum 1.50% sales charge.

                                NestEgg 2020 Fund
                          Value of a $10,000 Investment

                                            2/99     2/00     2/01     2/02    10/02    10/03
                                            --------------------------------------------------
NestEgg 2020 Fund*                          9,632   10,615   10,214    9,623    8,536    9,878
                                            --------------------------------------------------
Lipper Flexible Portfolio Fund Index (1)    9,912   10,767   10,480    9,847    8,582   10,107
                                            --------------------------------------------------
Lehman Brothers Aggregate Bond Index (2)    9,895   10,004   11,349   12,217   12,971   13,609
                                            --------------------------------------------------
Wilshire 5000 Index (3)                     9,992   12,108   10,347    9,481    7,745    9,638
                                            --------------------------------------------------

The chart above represents a comparison of a hypothetical $10,000 investment in the Service Class from January 4, 1999 (fund inception) through October 31, 2003 versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund.

                  Average Annual Total Return/4/
                  ------------------------------
                  Service Class    Premium Class
                  -------------    -------------
Since Inception            0.33%           -0.37%
Since Inception             N/A            -0.67%/+/
1 Year                    15.71%           15.12%
1 Year                      N/A            13.33%/+/

/1/ The Lipper Flexible Portfolio Fund Index is compsed of certain mutual funds investing in domestic common stocks, bonds and money market instruments in an asset allocation strategy as tracked by Lipper, Inc.
/2/ Lehman Brothers Aggregate Bond Index is compsed of the Lehman Brothers Government/ Credit Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities.
/3/ The Wilshire 5000 Index seeks to track the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. /4/ For the twelve month period ended October 31, 2003.

Past performance is not a prediction of future results, and the graph and table do not reflect the deuction of taxes that shareholders would pay on fund ditributions or the redemption of the Fund shares. The funds' investment return and prinicipal value will fluctuate, so that an investor's shares, when redeemed, may be worh more or less than their original purchase price.

During the period shown, certain fees and expenses of the fund may have been reduced and/ or reimbursed. If such fee reductions and/ or reimbursements had not occurred, the performance of the funds would have been lower.

Investors cannot invest directly in an index, although they can invest in the inderlying securities.

* Reflects maximum 3.00% sales charge until 10/02.

+ Reflects maximum 1.50% sales charge.

                                NestEgg 2030 Fund
                          Value of a $10,000 investment

                                            2/99     2/00     2/01     2/02    10/02    10/03
                                            --------------------------------------------------
NestEgg 2030 Fund*                          9,622   10,805   10,112    9,229    7,933    9,430
                                            --------------------------------------------------
Lipper Flexible Portfolio Fund Index (1)    9,912   10,767   10,480    9,847    8,582   10,107
                                            --------------------------------------------------
Lehman Brothers Aggregate Bond Index (2)    9,895   10,004   11,349   12,217   12,971   13,609
                                            --------------------------------------------------
Wilshire 5000 Index (3)                     9,992   12,108   10,347    9,481    7,745    9,638
                                            --------------------------------------------------

The chart above represents a comparison of a hypothetical $10,000 investment in the Service Class from January 4, 1999 (fund inception) through October 31, 2003 versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund.

                  Average Annual Total Return/4/
                  ------------------------------
                  Service Class    Premium Class
                  -------------    -------------
Since Inception           -0.63%           -1.35%
Since Inception             N/A            -1.65%/+/
1 Year                    19.02%           18.27%
1 Year                      N/A            16.49%/+/

/1/ The Lipper Flexible Portfolio Fund Index is compsed of certain mutual funds investing in domestic common stocks, bonds and money market instruments in an asset allocation strategy as tracked by Lipper, Inc.
/2/ Lehman Brothers Aggregate Bond Index is compsed of the Lehman Brothers Government/ Credit Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities.
/3/ The Wilshire 5000 Index seeks to track the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. /4/ For the twelve month period ended October 31, 2003.

Past performance is not a prediction of future results, and the graph and table do not reflect the deuction of taxes that shareholders would pay on fund ditributions or the redemption of the Fund shares. The funds' investment return and prinicipal value will fluctuate, so that an investor's shares, when redeemed, may be worh more or less than their original purchase price.

During the period shown, certain fees and expenses of the fund may have been reduced and/ or reimbursed. If such fee reductions and/ or reimbursements had not occurred, the performance of the funds would have been lower.

Investors cannot invest directly in an index, although they can invest in the inderlying securities.

* Reflects maximum 3.00% sales charge until 10/02.

+ Reflects maximum 1.50% sales charge.

                                NestEgg 2040 Fund
                          Value of a $10,000 Investment

                                            2/99     2/00     2/01     2/02    10/02    10/03
                                            --------------------------------------------------
NestEgg 2040 Fund*                          9,652   11,135    9,888    8,764    7,316    8,966
                                            --------------------------------------------------
Lipper Flexible Portfolio Fund Index (1)    9,912   10,767   10,480    9,847    8,582   10,107
                                            --------------------------------------------------
Wilshire 5000 Index (2)                     9,992   12,108   10,347    9,481    7,745    9,638
                                            --------------------------------------------------

The chart above represents a comparison of a hypothetical $10,000 investment in the Service Class from January 4, 1999 (fund inception) through October 31, 2003 versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund.

                  Average Annual Total Return/3/
                  ------------------------------
                  Service Class    Premium Class
                  -------------    -------------
Since Inception           -1.67%           -2.36%
Since Inception             N/A            -2.66%/+/
1 Year                    22.73%           22.06%
1 Year                      N/A            20.27%/+/

/1/ The Lipper Flexible Portfolio Fund Index is compsed of certain mutual funds investing in domestic common stocks, bonds and money market instruments in an asset allocation strategy as tracked by Lipper, Inc.
/2/ The Wilshire 5000 Index seeks to track the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. /3/ For the twelve month period ended October 31, 2003.

Past performance is not a prediction of future results, and the graph and table do not reflect the deuction of taxes that shareholders would pay on fund ditributions or the redemption of the Fund shares. The funds' investment return and prinicipal value will fluctuate, so that an investor's shares, when redeemed, may be worh more or less than their original purchase price.

During the period shown, certain fees and expenses of the fund may have been reduced and/ or reimbursed. If such fee reductions and/ or reimbursements had not occurred, the performance of the funds would have been lower.

Investors cannot invest directly in an index, although they can invest in the inderlying securities.

* Reflects maximum 3.00% sales charge until 10/02.

+ Reflects maximum 1.50% sales charge.

NestEgg Capital Preservation Fund
Schedule of Portfolio Investments
October 31, 2003

                                                  Shares       Value
                                                 --------   -----------
INVESTMENT COMPANIES (99.8%)
iShares MSCI EAFE Index Fund                        3,010   $   375,046
iShares Russell 2000 Value Index Fund                 377        56,588
iShares Russell 2000 Index Fund                     1,823       192,327
iShares S&P 500/BARRA Growth Index Fund               177         9,397
iShares S&P 400/BARRA Growth Index Fund               232        26,912
iShares S&P Midcap 400 Index Fund                   2,536       279,214
Vanguard Institutional Index Fund                   9,950       958,541
Vangurad Total Bond Market Index Fund             381,898     3,922,095
American AAdvantage U.S. Government
 Money Market Fund (b)                            204,742       204,742
                                                            -----------
TOTAL INVESTMENT COMPANIES                                    6,024,862
                                                            -----------
TOTAL INVESTMENTS
   (Cost $ 5,721,005) (a) - 99.8%                             6,024,862
Other assets in excess of liabilities - 0.2%                     12,228
                                                            -----------
NET ASSETS   -   100.0%                                     $ 6,037,090
                                                            ===========

------------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $ 10,218. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation      $  303,857
Unrealized depreciation              --
                             ----------
Net unrealized appreciation  $  303,857
                             ==========
(b) Affiliate.

                        See notes to financial statements.
                                       8

NestEgg Funds
NestEgg Capital Preservation Fund
--------------------------------------------------------------------------------
Statements of Assets and Liabilities
--------------------------------------------------------------------------------
                                                         October 31, 2003

Assets:
Investments, at value (cost $ 5,516,263)                 $      5,820,120
Investment in affiliates, at value
 (cost $ 204,742)                                                 204,742
                                                         ----------------
   Total Investments                                            6,024,862
                                                         ----------------
   Interest and dividends receivable                               14,774
   Receivable from advisor                                          1,675
   Prepaid expenses and other assets                                2,855
                                                         ----------------
   Total Assets                                                 6,044,166
                                                         ----------------
Liabilities:
Accrued expenses and other payables:
   Investment advisory fees                   $     875
   Administration fees                            1,029
   Service organization fees                      1,296
   Custodian fees                                   103
   Other payables                                 3,773
                                              ---------
Total Liabilities                                                   7,076
                                                         ----------------
Net Assets                                               $      6,037,090
                                                         ================
Net Assets consist of:
Capital                                                         5,854,218
Undistributed net investment income                                13,004
Accumulated net realized losses
 from investment transactions                                    (133,989)
Unrealized appreciation from investments                          303,857
                                                         ----------------
Net Assets                                               $      6,037,090
                                                         ================
Service Shares:
   Net Assets                                            $      6,017,525
                                                         ================
   Shares outstanding                                             592,499
                                                         ================
   Offering and redemption price per share               $          10.16
                                                         ================
Premium Shares:
   Net Assets                                            $         19,565
                                                         ================
   Shares outstanding                                               1,933
                                                         ================
   Redemption price per share                            $          10.12
                                                         ================
Maximum Sales Charge - Premium Shares                                1.50%
                                                         ----------------
Maximum Offering Price Per Premium Share
 (100%/(100%-Maximum Sales Charge) of
 net asset value adjusted to the
 nearest cent)                                           $          10.27
                                                         ================

                        See notes to financial statements.
                                       9

NestEgg Funds
NestEgg Capital Preservation Fund
--------------------------------------------------------------------------------
Statements of Operations
--------------------------------------------------------------------------------
                                              Year ended October 31, 2003

Investment Income:
   Interest income                                       $             19
   Dividend income                                                211,490
   Dividend income from affiliates                                  3,195
                                                         ----------------
Total Investment Income                                           214,704
                                                         ----------------
Expenses:
   Investment advisory fees                   $  42,038
   Administration fees                           12,011
   12b-1 Service Class                           14,999
   12b-1 Premium Class                               44
   Service organization Service Class            14,999
   Service organization Premium Class                15
   Accounting fees                               17,615
   Custodian fees                                 1,201
   Transfer agent fees                            3,867
   Other fees                                    16,327
                                              ---------
Total expenses before fee reductions                              123,116
   Expenses voluntarily reduced/reimbursed
    by the Investment Advisor                                     (48,046)
   Expenses voluntarily reduced by the
    Distributor                                                   (15,012)
                                                         ----------------
   Net Expenses                                                    60,058
                                                         ----------------
Net Investment Income                                             154,646
                                                         ----------------
Realized/Unrealized Gains from Investments:
   Realized gain on sales of investment
    company shares                              139,668
   Realized gain distributions from
    investment company shares                     1,062
                                              ---------
Net realized gains from investment
 transactions                                                     140,730
Change in unrealized
 appreciation/depreciation from
 investments                                                      304,906
                                                         ----------------
Net realized/unrealized gains from
 investments                                                      445,636
                                                         ----------------
Change in Net Assets Resulting from
 Operations                                              $        600,282
                                                         ================

                       See notes to financial statements.
                                       10

NestEgg Funds
NestEgg Capital Preservation Fund
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                    Eight month
                                                      Year ended   period ended    Year ended
                                                      October 31,   October 31,   February 28,
                                                         2003          2002           2002
                                                      -----------  -------------  ------------
From Investment Activities:
Operations:
   Net investment income                              $   154,646  $      79,833  $    136,889
   Net realized gains (losses) from investment
    transactions                                          140,730       (273,853)       29,510
   Change in unrealized appreciation/depreciation
    from investments                                      304,906         47,337       (77,956)
                                                      -----------  -------------  ------------
Change in net assets resulting from operations            600,282       (146,683)       88,443
                                                      -----------  -------------  ------------
Distributions to Service Class Shareholders:
   From net investment income                            (158,436)       (58,939)     (147,079)
   From net realized gain on investment transactions           --         (4,628)      (10,385)
Distributions to Premium Class Shareholders:
   From net investment income                                 (64)            --            --
                                                      -----------  -------------  ------------
Change in net assets from shareholder distributions      (158,500)       (63,567)     (157,464)
                                                      -----------  -------------  ------------
Capital Share Transactions:
   Proceeds from shares issued                          1,842,324        656,248     1,133,899
   Proceeds from dividends reinvested                     158,459         63,547       157,464
   Cost of shares redeemed                             (1,771,430)      (738,097)     (701,933)
                                                      -----------  -------------  ------------
Change in net assets from capital share transactions      229,353        (18,302)      589,430
                                                      ----------- --------------  ------------
Change in net assets                                      671,135       (228,552)      520,409
Net Assets:
   Beginning of period                                  5,365,955      5,594,507     5,074,098
                                                      -----------  -------------  ------------
   End of period*                                     $ 6,037,090  $   5,365,955  $  5,594,507
                                                      ===========  =============  ============
Share Transactions:
   Issued                                                 191,492         68,098       113,651
   Reinvested                                              16,752          6,558        15,888
   Redeemed                                              (180,351)       (76,383)      (70,499)
                                                      -----------  -------------  ------------
Change in shares                                           27,893         (1,727)       59,040
                                                      ===========  =============  ============

------------
* Includes accumulated (dividends in excess of) net investment income of $ 13,004, $ 20,626, and $ (251), respectively.

                       See notes to financial statements.
                                       11

NestEgg Funds
NestEgg Capital Preservation Fund
--------------------------------------------------------------------------------
Financial Highlights, Service Shares
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout the period indicated

                                                   Year ended      Period ended          Year ended
                                                  October 31,       October 31,         February 28,
                                                     2003            2002 (a)              2002
                                                  -----------      ------------         ------------
Net Asset Value, Beginning of Period              $      9.47      $       9.84         $       9.96
                                                  -----------      ------------         ------------
Investment Activities:
   Net investment income                                 0.26              0.14                 0.26
   Net realized and unrealized gains (losses) on
    investments                                          0.70             (0.40)               (0.08)
                                                  -----------      ------------         ------------
   Total from Investment Activities                      0.96             (0.27)                0.18
                                                  -----------      ------------         ------------
Distributions:
   Net investment income                                (0.27)            (0.10)               (0.28)
   Net realized gains on investment transactions           --             (0.01)               (0.02)
   Return of capital                                       --                --                   --
                                                  -----------      ------------         ------------
   Total Distributions                                  (0.27)            (0.11)               (0.30)
                                                  -----------      ------------         ------------
Net Asset Value, End of Period                    $     10.16      $       9.47         $       9.84
                                                  ===========      ============         ============
Total Return (excludes sales charge)                    10.32%            (2.63%)(b)            1.79%
Ratios/Supplementary Data:
   Net Assets at end of period (000)              $     6,018      $      5,366         $      5,595
   Ratio of expenses to average net assets               1.00%/\/\         1.24%/\(c)          1.36% /\
   Ratio of net investment income to average net
    assets                                               2.58%             2.18%/\ (c)          2.61%/\
   Ratio of expenses to average net assets*              2.05%             1.84%/\ (c)          1.67%/\
   Portfolio turnover                                      53%               49%   (d)           116% (d)

                                                   Year ended         Year ended
                                                  February 28,       February 29,
                                                      2001               2000
                                                  ------------       ------------
Net Asset Value, Beginning of Period              $       9.95       $       9.89
                                                  ------------       ------------
Investment Activities:
   Net investment income                                  0.36               0.31
   Net realized and unrealized gains (losses) on
    investments                                           0.18               0.09
                                                  ------------       ------------
   Total from Investment Activities                       0.54               0.40
                                                  ------------       ------------
Distributions:
   Net investment income                                 (0.35)             (0.34)
   Net realized gains on investment transactions         (0.18)                --
   Return of capital                                        --                 --**
                                                  ------------       ------------
   Total Distributions                                   (0.53)             (0.34)
                                                  ------------       ------------
Net Asset Value, End of Period                    $       9.96       $       9.95
                                                  ============       ============
Total Return (excludes sales charge)                      5.51%              4.19%
Ratios/Supplementary Data:
   Net Assets at end of period (000)              $      5,074       $      5,876
   Ratio of expenses to average net assets                1.50%/\            1.49%/\
   Ratio of net investment income to average net
    assets                                                3.45%/\            3.12%/\
   Ratio of expenses to average net assets*               2.12%/\            3.16%/\
   Portfolio turnover                                       58% (d)            55% (d)

------------------------------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
**   The amount is less than $0.005
/\ These ratios include income and expenses charged from the corresponding Master Portfolio.
/\/\ Does not include expenses of the investment companies in which the fund invests.
(a)  The Funds changed their fiscal year end from February 28 to October 31.
(b)  Not annualized.
(c)  Annualized.
(d)  Portfolio turnover rate represents that of the corresponding Master
     Portfolio.

                       See notes to financial statements.
                                       12

NestEgg Funds
NestEgg Capital Preservation Fund
--------------------------------------------------------------------------------
Financial Highlights, Premium Shares
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout the period indicated


                                                                Year ended
                                                                October 31,
                                                                  2003 (a)
                                                                -----------

Net Asset Value, Beginning of Period                            $      9.47
                                                                -----------
Investment Activities:
   Net investment income                                               0.25
   Net realized and unrealized gains on investments                    0.64
                                                                -----------
   Total from Investment Activities                                    0.89
                                                                -----------
Distributions:
   Net investment income                                              (0.24)
   Net realized gains on investment transactions                         --
                                                                -----------
   Total Distributions                                                (0.24)
                                                                -----------
Net Asset Value, End of Period                                  $     10.12
                                                                ===========
Total Return (excludes sales charge)                                   9.58%
Ratios/Supplementary Data:
   Net Assets at end of period (000)                            $        20
   Ratio of expenses to average net assets                             1.55%/\/\
   Ratio of net investment income to average net assets                1.47%
   Ratio of expenses to average net assets*                            2.54%
   Portfolio turnover                                                    53%
----------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a)  The Funds began offering the Premium Shares on November 1, 2002.
/\/\ Does not include expenses of the investment companies in which the fund invests.

                       See notes to financial statements.
                                       13

NestEgg 2010 Fund
Schedule of Portfolio Investments
October 31, 2003

                                                  Shares       Value
                                                 --------   ------------
INVESTMENT COMPANIES (99.9%)
iShares MSCI EAFE Index Fund                       11,608   $  1,446,357
iShares Russell 2000 Value Index Fund               1,453        218,095
iShares Russell 2000 Index Fund                     7,040        742,720
iShares S&P 500/BARRA Growth Index Fund               682         36,207
iShares S&P 400/BARRA Growth Index Fund               896        103,936
iShares S&P MidCap 400 Index Fund                   9,785      1,077,329
Vanguard Institutional Index Fund                  38,754      3,733,207
Vanguard Total Bond Market Index Fund             944,140      9,696,318
American AAdvantage U.S. Government Money
 Market Fund (b)                                  899,832        899,832
                                                            ------------
TOTAL INVESTMENT COMPANIES                                    17,954,001
                                                            ------------
TOTAL INVESTMENTS
   (Cost $ 16,811,543) (a)  -  99.9%                          17,954,001
Other assets in excess of liabilities  -  0.1%                    23,280
                                                            ------------
NET ASSETS - 100.0%                                         $ 17,977,281
                                                            ============

----------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $ 637. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation         $ 1,142,458
Unrealized depreciation                  --
                                -----------
Net unrealized appreciation     $ 1,142,458
                                ===========
(b) Affiliate.

                       See notes to financial statements.
                                       14

NestEgg Funds
NestEgg 2010 Fund
-------------------------------------------------------------------------------
Statement of Assets and Liabilities
-------------------------------------------------------------------------------
                                                                   October 31,
                                                                      2003

Assets:
Investments, at value (cost $ 15,911,711)                          $ 17,054,169
Investment in affiliates, at value (cost $ 899,832)                     899,832
                                                                   ------------
   Total Investments                                                 17,954,001
                                                                   ------------
Interest and dividends receivable                                        36,618
Prepaid expenses and other assets                                         5,941
                                                                   ------------
   Total Assets                                                      17,996,560
                                                                   ------------
Liabilities:
Accrued expenses and other payables:
   Investment advisory fees                          $     2,564
   Administration fees                                     3,016
   Service organization fees                               3,806
   Custodian fees                                            302
   Other payables                                          9,591
                                                     -----------
Total Liabilities                                                        19,279
                                                                   ------------
Net Assets                                                         $ 17,977,281
                                                                   ============
Net Assets consist of:
Capital                                                              18,348,298
Undistributed net investment income                                      27,478
Accumulated net realized losses
 from investment transactions                                        (1,540,953)
Unrealized appreciation from investments                              1,142,458
                                                                   ------------
Net Assets                                                         $ 17,977,281
                                                                   ============
Service Shares:
   Net Assets                                                      $ 17,899,342
                                                                   ============
   Shares outstanding                                                 1,823,565
                                                                   ============
   Offering and redemption price per share                         $       9.82
                                                                   ============
Premium Shares:
   Net Assets                                                      $     77,939
                                                                   ============
   Shares outstanding                                                     7,962
                                                                   ============
   Redemption price per share                                      $       9.79
                                                                   ============
Maximum Sales Charge - Premium Shares                                      1.50%
                                                                   ------------
Maximum Offering Price Per Premium Share
 (100%/(100%-Maximum Sales Charge) of
 net asset value adjusted to the nearest cent)                     $       9.94
                                                                   ============

                       See notes to financial statements.
                                       15

NestEgg Funds
NestEgg 2010 Fund
--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------
                                                   Year ended October 31, 2003

Investment Income:
   Interest income                                                 $          2
   Dividend income                                                      500,429
   Dividend income from affiliates                                        8,965
                                                                   ------------
Total Investment Income                                                 509,396
                                                                   ------------
Expenses:
   Investment advisory fees                          $   110,518
   Administration fees                                    31,577
   12b-1 Service Class                                    39,399
   12b-1 Premium Class                                       215
   Service organization Service Class                     39,399
   Service organization  Premium Class                        72
   Accounting fees                                        18,243
   Custodian fees                                          3,157
   Transfer agent fees                                     8,458
   Other fees                                             35,764
                                                     -----------
Total expenses before fee reductions                                    286,802
   Expenses voluntarily reduced/ reimbursed by the
    Investment Advisor                                                  (89,302)
   Expenses voluntarily reduced by the Distributor                      (39,458)
                                                                   ------------
   Net Expenses                                                         158,042
                                                                   ------------
Net Investment Income                                                   351,354
                                                                   ------------
Realized/Unrealized Gains from Investments:
   Realized gain on sales of investment company
    shares                                               367,261
   Realized gain distributions from investment
    company shares                                         3,991
                                                     -----------
Net realized gains from investment transactions                         371,252
Change in unrealized appreciation/depreciation
 from investments                                                     1,146,401
                                                                   ------------
Net realized/unrealized gains from investments                        1,517,653
                                                                   ------------
Change in Net Assets Resulting from Operations                     $  1,869,007
                                                                   ============

                       See notes to financial statements.
                                       16

NestEgg Funds
NestEgg 2010 Fund
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                      Eight month
                                                        Year ended    period ended    Year ended
                                                        October 31,    October 31,   February 28,
                                                           2003           2002           2002
                                                       ------------   ------------   ------------
From Investment Activities:
Operations:
   Net investment income                               $    351,354   $    162,753   $    334,564
   Net realized gains (losses) from investment
    transactions                                            371,252     (1,857,736)      (167,110)
   Change in unrealized appreciation/depreciation
    from investments                                      1,146,401        538,290       (397,938)
                                                       ------------   ------------   ------------
Change in net assets resulting from operations            1,869,007     (1,156,693)      (230,484)
                                                       ------------   ------------   ------------
Distributions to Service Class Shareholders:
   From net investment income                              (372,901)      (127,018)      (332,783)
Distributions to Premium Class Shareholders:
   From net investment income                                   (23)            --             --
                                                       ------------   ------------   ------------
Change in net assets from shareholder distributions        (372,924)      (127,018)      (332,783)
                                                       ------------   ------------   ------------
Capital Share Transactions:
   Proceeds from shares issued                            3,344,917      1,349,670      4,294,251
   Proceeds from dividends reinvested                       372,187        126,538        330,835
   Cost of shares redeemed                               (1,767,152)    (2,163,864)    (2,064,004)
                                                       ------------   ------------   ------------
Change in net assets from capital share transactions      1,949,952       (687,656)     2,561,082
                                                       ------------   ------------   ------------
Change in net assets                                      3,446,035     (1,971,367)     1,997,815
Net Assets:
   Beginning of period                                   14,531,246     16,502,613     14,504,798
                                                       ------------   ------------   ------------
   End of period*                                      $ 17,977,281   $ 14,531,246   $ 16,502,613
                                                       ============   ============   ============
Share Transactions:
   Issued                                                   361,002        144,421        433,047
   Reinvested                                                42,171         13,403         33,324
   Redeemed                                                (193,349)      (225,004)      (208,648)
                                                       ------------   ------------   ------------
Change in shares                                            209,824        (67,180)       257,723
                                                       ============   ============   ============

----------
* Includes accumulated net investment income of $ 27,478, $ 48,866, and $ 12,615, respectively.

                       See notes to financial statements.
                                       17

NestEgg Funds
NestEgg 2010 Fund
--------------------------------------------------------------------------------
Financial Highlights, Service Shares
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout the period indicated

                                                          Period
                                       Year ended          ended           Year ended       Year ended        Year ended
                                       October 31,      October 31,       February 28,     February 28,      February 29,
                                          2003            2002 (a)            2002             2001             2000
                                       -----------      -----------       ------------     ------------      ------------
Net Asset Value, Beginning of Period   $      8.96      $      9.77       $      10.14     $      10.37      $       9.92
                                       -----------      -----------       ------------     ------------      ------------
Investment Activities:
   Net investment income                      0.21             0.10               0.21             0.28              0.21
   Net realized and unrealized gains
    (losses) on investments                   0.88            (0.83)             (0.37)           (0.14)             0.50
                                       -----------      -----------       ------------     ------------      ------------
   Total from Investment Activities           1.09            (0.73)             (0.16)            0.14              0.71
                                       -----------      -----------       ------------     ------------      ------------
Distributions:
   Net investment income                     (0.23)           (0.08)             (0.21)           (0.28)            (0.24)
   Net realized gains on investment
    transactions                                --               --                 --            (0.09)            (0.02)
                                       -----------      -----------       ------------     ------------      ------------
   Total Distributions                       (0.23)           (0.08)             (0.21)           (0.37)            (0.26)
                                       -----------      -----------       ------------     ------------      ------------
Net Asset Value, End of Period         $      9.82      $      8.96       $       9.77     $      10.14      $      10.37
                                       ===========      ===========       ============     ============      ============
Total Return (excludes sales charge)         12.43%           (7.52%)(b)         (1.60%)           1.39%             7.24%
Ratios/Supplementary Data:
   Net Assets at end of period (000)   $    17,899      $    14,531       $     16,503     $     14,505      $     13,671
   Ratio of expenses to
    average net assets                        1.00%/\/\        1.27%/\(c)         1.33%/\          1.44%/\           1.50%/\
   Ratio of net investment income to
    average net assets                        2.23%            1.60%/\(c)         2.14%/\          2.60%/\           2.27%/\
   Ratio of expenses to average
    net assets*                               1.82%            1.60%/\(c)         1.58%/\          1.76%/\           2.94%/\
   Portfolio turnover                           48%              61%(d)             86%(d)           54%(d)            49%(d)

----------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
/\ These ratios include income and expenses charged from the corresponding Master Portfolio.
/\/\ Does not include expenses of the investment companies in which the fund invests.
(a)  The Funds changed their fiscal year end from February 28 to October 31.
(b)  Not annualized.
(c)  Annualized.
(d)  Portfolio turnover rate represents that of the corresponding Master
     Portfolio.

                       See notes to financial statements.
                                       18

NestEgg Funds
NestEgg 2010 Fund
--------------------------------------------------------------------------------
Financial Highlights, Premium Shares
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout the period indicated

                                                              Year ended
                                                              October 31,
                                                                2003 (a)
                                                              -----------
Net Asset Value, Beginning of Period                          $      8.96
                                                              -----------
Investment Activities:
   Net investment income                                             0.25
   Net realized and unrealized gain on investments                   0.79
                                                              -----------
   Total from Investment Activities                                  1.04
                                                              -----------
Distributions:
   Net investment income                                            (0.21)
                                                              -----------
   Total Distributions                                              (0.21)
                                                              -----------
Net Asset Value, End of Period                                $      9.79
                                                              ===========
Total Return (excludes sales charge)                                11.84%
Ratios/Supplementary Data:
   Net Assets at end of period (000)                          $        78
   Ratio of expenses to average net assets                           1.55%/\/\
   Ratio of net investment income to average net assets              1.27%
   Ratio of expenses to average net assets*                          2.24%
   Portfolio turnover                                                  48%

----------
*    During the period, certain fees were voluntarily reduced.
     If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a)  The Funds began offering the Premium Shares on November 1, 2002.
/\/\ Does not include expenses of the investment companies in which the fund invests.

                       See notes to financial statements.
                                       19

NestEgg 2020 Fund
Schedule of Portfolio Investments
October 31, 2003

                                                    Shares        Value
                                                  ---------   -------------
INVESTMENT COMPANIES (99.9%)
iShares MSCI EAFE Index Fund                         24,533   $   3,056,812
iShares Russell 2000 Value Index Fund                 3,073         461,257
iShares Russell 2000 Index Fund                      14,872       1,568,996
iShares S&P 500/BARRA Growth Index Fund               1,443          76,609
iShares S&P 400/BARRA Growth Index Fund               1,893         219,588
iShares S&P MidCap 400 Index Fund                    20,678       2,276,648
Vanguard Institutional Index Fund                    82,337       7,931,599
Vanguard Total Bond Market Index Fund             1,016,117      10,435,526
American AAdvantage U.S. Government
   Money Market Fund (b)                          1,200,505       1,200,505
                                                              -------------
TOTAL INVESTMENT COMPANIES                                       27,227,540
                                                              -------------
TOTAL INVESTMENTS
   (Cost $ 24,783,504) (a) - 99.9%                               27,227,540
Other assets in excess of liabilities - 0.1%                         12,620
                                                              -------------
NET ASSETS - 100.0%                                           $  27,240,160
                                                              =============

----------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $ 14,153. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation                $  2,444,036
Unrealized depreciation                          --
                                       ------------
Net unrealized appreciation            $  2,444,036
                                       ============

(b)  Affiliate.

                       See notes to financial statements.
                                       20

NestEgg Funds
NestEgg 2020 Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
                                                               October 31, 2003
Assets:
Investments, at value (cost $ 23,582,999)                      $     26,027,035
Investment in affiliates,
 at value (cost $ 1,200,505 )                                         1,200,505
                                                               ----------------
   Total Investments                                                 27,227,540
                                                               ----------------
Interest and dividends receivable                                        39,671
Prepaid expenses and other assets                                         6,681
                                                               ----------------
   Total Assets                                                      27,273,892
                                                               ----------------
Liabilities:
Accrued expenses and other payables:
   Investment advisory fees                    $        3,895
   Administration fees                                  4,582
   Service organization fees                            5,764
   Custodian fees                                         458
   Other payables                                      19,033
                                               --------------
Total Liabilities                                                        33,732
                                                               ----------------
Net Assets                                                     $     27,240,160
                                                               ================
Net Assets consist of:
Capital                                                              30,365,617
Accumulated net realized losses from
 investment transactions                                             (5,569,493)
Unrealized appreciation from investments                              2,444,036
                                                               ----------------
Net Assets                                                     $     27,240,160
                                                               ================
Service Shares:
   Net Assets                                                  $     27,159,544
                                                               ================
   Shares outstanding                                                 2,914,695
                                                               ================
   Offering and redemption price per share                     $           9.32
                                                               ================
Premium Shares:
   Net Assets                                                  $         80,616
                                                               ================
   Shares outstanding                                                     8,666
                                                               ================
   Redemption price per share                                  $           9.30
                                                               ================
Maximum Sales Charge - Premium Shares                                      1.50%
                                                               ----------------
Maximum Offering Price Per Premium Share
 (100%/(100%-Maximum Sales Charge) of net
 asset value adjusted to the nearest cent)                     $           9.44
                                                               ================

                       See notes to financial statements.
                                       21

NestEgg Funds
NestEgg 2020 Fund
--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------
                                                                   Year ended
                                                                   October 31,
                                                                      2003

Investment Income:
   Dividend income                                               $      644,314
   Dividend income from affiliates                                       13,569
                                                                 --------------
Total Investment Income                                                 657,883
                                                                 --------------
Expenses:
   Investment advisory fees                     $      168,747
   Administration fees                                  48,214
   12b-1 Service Class                                  60,184
   12b-1 Premium Class                                     248
   Service organization Service Class                   60,184
   Service organization Premium Class                       83
   Accounting fees                                      19,049
   Custodian fees                                        4,821
   Transfer agent fees                                  14,153
   Other fees                                           50,205
                                                --------------
Total expenses before fee reductions                                    425,888
   Expenses voluntarily reduced by the
    Investment Advisor                                                 (127,804)
   Expenses voluntarily reduced by the
    Distributor                                                         (60,251)
                                                                  -------------
   Net Expenses                                                         237,833
                                                                  -------------
Net Investment Income                                                   420,050
                                                                  -------------
Realized/Unrealized Gains from Investments:
   Realized gain on sales of investment
    company shares                                     786,231
   Realized gain distributions from investment
    company shares                                       8,401
                                                --------------
Net realized gains from investment transactions                         794,632
Change in unrealized appreciation/depreciation
 from investments                                                     2,452,336
                                                                  -------------
Net realized/unrealized gains from investments                        3,246,968
                                                                  -------------
Change in Net Assets Resulting from Operations                    $   3,667,018
                                                                  =============

                       See notes to financial statements.
                                       22

NestEgg Funds
NestEgg 2020 Fund
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                     Eight month
                                                       Year ended    period ended  Year ended
                                                       October 31,    October 31,  February 28,
                                                          2003           2002          2002
                                                     --------------  ------------  ------------
From Investment Activities:
Operations:
   Net investment income                             $      420,050  $    189,065  $    334,273
   Net realized gains (losses) from
    investment transactions                                 794,632    (5,710,535)      (14,473)
   Change in unrealized appreciation/depreciation
    from investments                                      2,452,336     2,785,314    (1,705,583)
                                                     --------------  ------------  ------------
Change in net assets resulting from operations            3,667,018    (2,736,156)   (1,385,783)
                                                     --------------  ------------  ------------
Distributions to Service Class Shareholders:
   From net investment income                              (523,433)     (143,917)     (330,600)
Distributions to Premium Class Shareholders:
   From net investment income                                   (21)           --            --
                                                     --------------  ------------  ------------
Change in net assets from shareholder distributions        (523,454)     (143,917)     (330,600)
                                                     --------------  ------------  ------------
Capital Share Transactions:
   Proceeds from shares issued                            4,816,828     4,655,933     6,839,794
   Proceeds from dividends reinvested                       523,454       143,894       330,600
   Cost of shares redeemed                               (3,230,391)   (3,681,662)   (5,218,430)
                                                     --------------  ------------  ------------
Change in net assets from capital share
 transactions                                             2,109,891     1,118,165     1,951,964
                                                     --------------  ------------  ------------
Change in net assets                                      5,253,455    (1,761,908)      235,581
Net Assets:
   Beginning of period                                   21,986,705    23,748,613    23,513,032
                                                     --------------  ------------  ------------
   End of period*                                    $   27,240,160  $ 21,986,705  $ 23,748,613
                                                     ==============  ============  ============
Share Transactions:
   Issued                                                   573,726       515,864       711,123
   Reinvested                                                64,795        16,281        34,220
   Redeemed                                                (380,507)     (404,844)     (543,407)
                                                     --------------  ------------  ------------
Change in shares                                            258,014       127,301       201,936
                                                     ==============  ============  ============

------------
* Includes accumulated net investment income of $ 0, $ 73,648, and $ 30,171, respectively.

                       See notes to financial statements.
                                       23

NestEgg Funds
NestEgg 2020 Fund
--------------------------------------------------------------------------------
Financial Highlights, Service Shares
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout the period indicated

                                                          Year ended         Period ended            Year ended
                                                          October 31,         October 31,           February 28,
                                                              2003             2002 (a)                 2002
                                                          -----------        ------------           -------------
Net Asset Value, Beginning of Period                      $      8.25        $       9.36           $       10.07
                                                          -----------        ------------           -------------
Investment Activities:
   Net investment income                                         0.16                0.07                    0.13
   Net realized and unrealized gains (losses) on
    investments                                                  1.10               (1.12)                  (0.71)
                                                          -----------        ------------           -------------
      Total from Investment Activities                           1.26               (1.05)                  (0.58)
                                                          -----------        ------------           -------------
Distributions:
   Net investment income                                        (0.19)              (0.06)                  (0.13)
   Net realized gains on investment transactions                   --                  --                      --
                                                          -----------        ------------           -------------
      Total Distributions                                       (0.19)              (0.06)                  (0.13)
                                                          -----------        ------------           -------------
Net Asset Value, End of Period                            $      9.32        $       8.25           $        9.36
                                                          ===========        ============           =============
Total Return (excludes sales charge)                            15.71%             (11.29%) (b)             (5.78%)
Ratios/Supplementary Data:
   Net Assets at end of period (000)                      $    27,160        $     21,987           $      23,749
   Ratio of expenses to average net assets                       1.00%/\/\           1.25% /\(c)             1.23% /\
   Ratio of net investment income to average net assets          1.74%               1.25% /\(c)             1.40% /\
   Ratio of expenses to average net assets*                      1.77%               1.64% /\(c)             1.48% /\
   Portfolio turnover                                              67%                 51% (d)                 86% (d)

                                                           Year ended            Year ended
                                                           February 28,         February 29,
                                                               2001                 2000
                                                          -------------         ------------
Net Asset Value, Beginning of Period                      $       10.76         $       9.93
                                                          -------------         ------------
Investment Activities:
   Net investment income                                           0.18                 0.07
   Net realized and unrealized gains (losses) on
    investments                                                   (0.58)                0.94
      Total from Investment Activities                    -------------         ------------
                                                                  (0.40)                1.01
Distributions:                                            -------------         ------------
   Net investment income
   Net realized gains on investment transactions                  (0.18)               (0.13)
                                                                  (0.11)               (0.05)
      Total Distributions                                 -------------         ------------
                                                                  (0.29)               (0.18)
Net Asset Value, End of Period                            -------------         ------------
                                                          $       10.07         $      10.76
Total Return (excludes sales charge)                      =============         ============
Ratios/Supplementary Data:                                        (3.78%)              10.20%
   Net Assets at end of period (000)                      $      23,513         $     18,830
   Ratio of expenses to average net assets                         1.34% /\             1.50% /\
   Ratio of net investment income to average
    net assets                                                     1.60% /\             1.30% /\
   Ratio of expenses to average net assets*                        1.59% /\             3.47% /\
   Portfolio turnover                                                39% (d)              43% (d)

----------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
/\ These ratios include income and expenses charged from the corresponding Master Portfolio.
/\/\ Does not include expenses of the investment companies in which the fund invests.
(a)   The Funds changed their fiscal year end from February 28 to October 31.
(b)   Not annualized.
(c)   Annualized.
(d)   Portfolio turnover rate represents that of the corresponding Master
      Portfolio.

                       See notes to financial statements.
                                       24

NestEgg Funds
NestEgg 2020 Fund
--------------------------------------------------------------------------------
Financial Highlights, Premium Shares
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout the period indicated

                                                                Year ended
                                                                October 31,
                                                                 2003 (a)
                                                               ------------
Net Asset Value, Beginning of Period                           $       8.25
                                                               ------------
Investment Activities:
   Net investment income                                               0.20
   Net realized and unrealized gains on investments                    1.02
                                                               ------------
   Total from Investment Activities                                    1.22
                                                               ------------
Distributions:
   Net investment income                                              (0.17)
                                                               ------------
   Total Distributions                                                (0.17)
                                                               ------------
Net Asset Value, End of Period                                 $       9.30
                                                               ============
Total Return (excludes sales charge)                                  15.12%
Ratios/Supplementary Data:
   Net Assets at end of period (000)                           $         81
   Ratio of expenses to average net assets                             1.46%/\/\
   Ratio of net investment income to average net assets                0.78%
   Ratio of expenses to average net assets*                            2.21%
   Portfolio turnover                                                    67%

----------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a)   The Funds began offering the Premium Shares on November 1, 2002.
/\/\ Does not include expenses of the investment companies in which the fund invests.

                       See notes to financial statements.
                                       25

NestEgg 2030 Fund
Schedule of Portfolio Investments
October 31, 2003
                                                         Shares        Value
                                                       ---------   ------------
INVESTMENT COMPANIES (100.0%)
iShares MSCI EAFE Index Fund                              16,298   $  2,030,731
iShares Russell 2000 Value Index Fund                      2,041        306,354
iShares Russell 2000 Index Fund                            9,883      1,042,657
iShares S&P 500/BARRA Growth Index Fund                      958         50,860
iShares S&P 400/BARRA Growth Index Fund                    1,257        145,812
iShares S&P MidCap 400 Index Fund                         13,739      1,512,664
Vanguard Institutional Index Fund                         55,131      5,310,835
Vangurad Total Bond Market Index Fund                    312,088      3,205,145
American AAdvantage U.S Government Money Market
 Fund (b)                                                691,190        691,190
                                                                   ------------
TOTAL INVESTMENT COMPANIES                                           14,296,248
                                                                   ------------
TOTAL INVESTMENTS
   (Cost $ 12,682,662) (a) - 100.0%                                  14,296,248
Other assets in excess of liabilities - 0.0%                              4,094
                                                                   ------------
NET ASSETS   -   100.0%                                            $ 14,300,342
                                                                   ============

----------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $ 13,312. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation         $  1,613,586
Unrealized depreciation                   --
                                ------------
Net unrealized appreciation     $  1,613,586
                                ============
(b) Affiliate.

                       See notes to financial statements.
                                       26

NestEgg Funds
NestEgg 2030 Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
                                                                October 31, 2003
Assets:
Investments, at value (cost $ 11,991,472)                        $   13,605,058
Investment in affiliates (cost $ 691,190)                               691,190
                                                                 --------------
   Total Investments                                                 14,296,248
                                                                 --------------
Interest and dividends receivable                                        12,431
Receivable due from Investment Advisor                                    1,353
Prepaid expenses and other assets                                         3,701
                                                                 --------------
Total Assets                                                         14,313,733
                                                                 --------------
Liabilities:
Accrued expenses and other payables:
   Investment advisory fees                     $       2,033
   Administration fees                                  2,392
   Service organization fees                            3,036
   Custodian fees                                         239
   Other payables                                       5,691
                                                -------------
Total Liabilities                                                        13,391
                                                                 --------------
Net Assets                                                       $   14,300,342
                                                                 ==============
Net Assets consist of:
Capital                                                              15,116,056
Accumulated net realized losses from
 investment transactions                                             (2,429,300)
Unrealized appreciation from investments                              1,613,586
                                                                 --------------
Net Assets                                                       $   14,300,342
                                                                 ==============
Service Shares:
   Net Assets                                                    $   14,196,293
                                                                 ==============
   Shares outstanding                                                 1,552,442
                                                                 ==============
   Offering and redemption price per share                       $         9.14
                                                                 ==============
Premium Shares:
   Net Assets                                                    $      104,049
                                                                 ==============
   Shares outstanding                                                    11,419
                                                                 ==============
   Redemption price per share                                    $         9.11
                                                                 ==============
Maximum Sales Load - Premium Shares                                        1.50%
                                                                 --------------
Maximum Offering Price Per Premium Share
 (100%/(100%-Maximum Sales Charge) of
 net asset value adjusted to the nearest cent)                   $         9.25
                                                                 ==============

                       See notes to financial statements.
                                       27

NestEgg Funds
NestEgg 2030 Fund
--------------------------------------------------------------------------------
Statements of Operations
--------------------------------------------------------------------------------
                                                    Year ended October 31, 2003

Investment Income:
   Dividend income                                                 $    260,424
   Dividend income from affiliates                                        7,417
                                                                   ------------
Total Investment Income                                                 267,841
                                                                   ------------
Expenses:
   Investment advisory fees                         $    84,292
   Administration fees                                   24,084
   12b-1 Service Class                                   30,009
   12b-1 Premium Class                                      285
   Service organization Service Class                    30,009
   Shareholder organization Premium Class                    95
   Accounting fees                                       17,773
  Custodian fees                                          2,408
  Transfer agent fees                                    11,472
   Other fees                                            28,733
                                                    -----------
Total expenses before fee reductions                                    229,160
   Expenses voluntarily reduced/ reimbursed by
    the Investment Advisor                                              (78,473)
   Expenses voluntarily reduced by the
    Distributor                                                         (30,086)
                                                                   ------------
   Net Expenses                                                         120,601
                                                                   ------------
Net Investment Income                                                   147,240
                                                                   ------------
Realized/Unrealized Gains from Investments:
   Realized gain on sales of investment company
    shares                                              434,676
   Realized gain distributions from investment
    company shares                                        5,103
                                                    -----------
Net realized gains from investment transactions                         439,779
Change in unrealized appreciation/depreciation
 from investments                                                     1,618,628
                                                                   ------------
Net realized/unrealized gains from investments                        2,058,407
                                                                   ------------
Change in Net Assets Resulting from Operations                     $  2,205,647
                                                                   ============

                       See notes to financial statements.
                                       28

NestEgg Funds
NestEgg 2030 Fund
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                      Eight month
                                                       Year ended     period ended     Year ended
                                                       October 31,     October 31,    February 28,
                                                          2003            2002            2002
                                                     --------------  --------------  --------------
From Investment Activities:
Operations:
   Net investment income                             $      147,240  $       67,183  $       87,890
   Net realized gains (losses) from investment
    transactions                                            439,779      (2,788,449)       (706,540)
   Change in unrealized appreciation/depreciation
    from investments                                      1,618,628       1,033,521        (354,601)
                                                     --------------  --------------  --------------
Change in net assets resulting from operations            2,205,647      (1,687,745)       (973,251)
                                                     --------------  --------------  --------------
Distributions to Service Class Shareholders:
   From net investment income                              (223,508)        (45,902)        (95,830)
   From net realized gain on investment
    transactions                                                 --              --         (49,314)
Distributions to Premium Class Shareholders:
   From net investment income                                   (17)             --              --
                                                     --------------  --------------  --------------
Change in net assets from shareholder
 distributions                                             (223,525)        (45,902)       (145,144)
                                                     --------------  --------------  --------------

Capital Share Transactions:
   Proceeds from shares issued                            3,430,828       1,968,094       3,856,073
   Proceeds from dividends reinvested                       223,525          45,902         145,144
   Cost of shares redeemed                               (1,812,601)     (1,107,428)     (2,474,859)
                                                     --------------  --------------  --------------
Change in net assets from capital share
 transactions                                             1,841,752         906,568       1,526,358
                                                     --------------  --------------  --------------
Change in net assets                                      3,823,874        (827,079)        407,963
Net Assets:
   Beginning of period                                   10,476,468      11,303,547      10,895,584
                                                     --------------  --------------  --------------
   End of period*                                    $   14,300,342  $   10,476,468  $   11,303,547
                                                     ==============  ==============  ==============
Share Transactions:
   Issued                                                   421,922         227,018         402,010
   Reinvested                                                29,247           5,412          15,332
   Redeemed                                                (222,940)       (129,668)       (255,291)
                                                     --------------  --------------  --------------
Change in shares                                            228,229         102,762         162,051
                                                     ==============  ==============  ==============

----------
* Includes accumulated net investment income of $ 0, $ 28,188, and $ 7,304, respectively.

                       See notes to financial statements.
                                       29

NestEgg Funds
NestEgg 2030 Fund
--------------------------------------------------------------------------------
Financial Highlights Service Shares
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout the period indicated

                                       Year ended       Period ended         Year ended        Year ended        Year ended
                                       October 31,       October 31,        February 28,      February 28,      February 29,
                                          2003            2002 (a)              2002              2001              2000
                                      ------------      ------------        ------------      ------------      ------------

Net Asset Value, Beginning of Period  $       7.84      $       9.17        $      10.18      $      11.02      $       9.92
                                      ------------      ------------        ------------      ------------      ------------
Investment Activities:
   Net investment income                      0.10              0.05                0.08              0.09              0.07
   Net realized and unrealized gains
    (losses) on investments                   1.36             (1.35)              (0.97)            (0.79)             1.14
                                      ------------      ------------        ------------      ------------      ------------
      Total from Investment
       Activities                             1.46             (1.30)              (0.89)            (0.70)             1.21
                                      ------------      ------------        ------------      ------------      ------------
Distributions:
   Net investment income                     (0.16)            (0.03)              (0.08)            (0.09)            (0.06)
   Net realized gains on investment
    transactions                                --                --               (0.04)            (0.05)            (0.05)
                                      ------------      ------------        ------------      ------------      ------------
      Total Distributions                    (0.16)            (0.03)              (0.12)            (0.14)            (0.11)
                                      ------------      ------------        ------------      ------------      ------------
Net Asset Value, End of Period        $       9.14      $       7.84        $       9.17      $      10.18      $      11.02
                                      ============      ============        ============      ============      ============
Total Return (excludes sales charge)         19.02%           (14.04%)  (b)        (8.74%)           (6.42%)           12.28%
Ratios/Supplementary Data:
   Net Assets at end of period (000)  $     14,196      $     10,476        $     11,304      $     10,896      $      7,371
   Ratio of expenses to average net
    assets                                    1.00%/\/\         1.27%/\ (c)         1.36%/\           1.49%/\           1.49%/\
   Ratio of net investment income to
    average net assets                        1.23%             0.91%/\ (c)         0.80%/\           0.79%/\           0.72%/\
   Ratio of expenses to average net
    assets*                                   1.90%             1.67%/\ (c)         1.68%/\           1.91%/\           2.48%/\
   Portfolio turnover                           77%               51%   (d)           53% (d)           27% (d)           26% (d)

----------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
/\ These ratios include income and expenses charged from the corresponding Master Portfolio.
/\/\ Does not include expenses of the investment companies in which the fund invests.
(a)  The Funds changed their fiscal year end from February 28 to October 31.
(b)  Not annualized.
(c)  Annualized.
(d)  Portfolio turnover rate represents that of the corresponding Master
     Portfolio.

                       See notes to financial statements.
                                       30

NestEgg Funds
NestEgg 2030 Fund
--------------------------------------------------------------------------------
Financial Highlights Premium Shares
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout the period indicated

                                                          Year ended
                                                          October 31,
                                                            2003 (a)
                                                          -----------

Net Asset Value, Beginning of Period                      $      7.84
                                                          -----------
Investment Activities:
   Net investment income                                         0.15
   Net realized and unrealized gains on investments              1.26
                                                          -----------
   Total from Investment Activities                              1.41
                                                          -----------
Distributions:
   Net investment income                                        (0.14)
                                                          -----------
   Total Distributions                                          (0.14)
                                                          -----------
Net Asset Value, End of Period                            $      9.11
                                                          ===========
Total Return (excludes sales charge)                            18.27%
Ratios/Supplementary Data:
   Net Assets at end of period (000)                      $       104
   Ratio of expenses to average net assets                       1.55%/\/\
   Ratio of net investment income to average net assets          0.27%
   Ratio of expenses to average net assets*                      2.36%
   Portfolio turnover                                              77%

----------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a)  The Funds began offering the Premium Shares on November 1, 2002.
/\/\ Does not include expenses of the investment companies in which the fund invests.

                       See notes to financial statements.
                                       31

NestEgg 2040 Fund
Schedule of Portfolio Investments
October 31, 2003

                                                  Shares       Value
                                                 --------   ------------

INVESTMENT COMPANIES (100.0%)
iShares MSCI EAFE Index Fund                       18,870   $  2,351,202
iShares Russell 2000 Value Index Fund               2,363        354,686
iShares Russell 2000 Index Fund                    11,443      1,207,237
iShares S&P 500/BARRA Growth Index Fund             1,110         58,930
iShares S&P 400/BARRA Growth Index Fund             1,456        168,896
iShares S&P MidCap 400 Index Fund                  15,907      1,751,361
Vanguard Institutional Index Fund                  64,364      6,200,266
Vanguard Total Bond Market Index Fund              90,722        931,716
American AAdvantage U.S. Government
 Money Market Fund (b)                            574,873        574,873
                                                            ------------
TOTAL INVESTMENT COMPANIES                                    13,599,167
                                                            ------------
TOTAL INVESTMENTS
   (Cost $ 11,719,712) (a) - 100.0%                           13,599,167
Other assets in excess of liabilities - 0.0%                      (3,326)
                                                            ------------
NET ASSETS - 100.0%                                         $ 13,595,841
                                                            ============

----------

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $ 32,248. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation       $  1,879,455
Unrealized depreciation                 --
                              ------------
Net unrealized appreciation   $  1,879,455
                              ============
(b)  Affiliate.

                       See notes to financial statements.
                                       32

NestEgg Funds
NestEgg 2040 Fund
--------------------------------------------------------------------------------
Statements of Assets and Liabilities
--------------------------------------------------------------------------------
                                                                October 31, 2003

Assets:
Investments, at value (cost $ 11,144,839)                          $ 13,024,294
Investment in affiliates, at value (cost
 $ 574,873)                                                             574,873
                                                                   ------------
   Total Investments                                                 13,599,167
                                                                   ------------
Interest and dividends receivable                                         3,957
Receivable due from Investment Advisor                                      936
Prepaid expenses and other assets                                         4,840
                                                                   ------------
Total Assets                                                         13,608,900
                                                                   ------------
Liabilities:
Accrued expenses and other payables:
   Investment advisory fees                         $      1,934
   Administration fees                                     2,276
   Service organization fees                               2,850
   Custodian fees                                            227
   Other payables                                          5,772
                                                    ------------
Total Liabilities                                                        13,059
                                                                   ------------
Net Assets                                                         $ 13,595,841
                                                                   ============
Net Assets consist of:
Capital                                                              15,075,040
Accumulated net realized losses from investment
 transactions                                                        (3,358,654)
Unrealized appreciation from investments                              1,879,455
                                                                   ------------
Net Assets                                                         $ 13,595,841
                                                                   ============
Service Shares:
   Net Assets                                                      $ 13,579,631
                                                                   ============
   Shares outstanding                                                 1,526,781
                                                                   ============
   Offering and redemption price per share                         $       8.89
                                                                   ============
Premium Shares:
   Net Assets                                                      $     16,210
                                                                   ============
   Shares outstanding                                                     1,829
                                                                   ============
   Redemption price per share                                      $       8.86
                                                                   ============
Maximum Sales Charge - Premium Shares                                      1.50%
                                                                   ------------
Maximum Offering Price Per Premium Share
 (100%/(100%-Maximum Sales Charge) of net asset
 value adjusted to the nearest cent)                               $       8.99
                                                                   ============

                       See notes to financial statements.
                                       33

NestEgg Funds
NestEgg 2040 Fund
--------------------------------------------------------------------------------
Statements of Operations
--------------------------------------------------------------------------------
                                                     Year ended October 31, 2003

Investment Income:
   Interest income                                                 $          9
   Dividend income                                                      181,161
   Dividend income from affiliates                                        7,056
                                                                   ------------
Total Investment Income                                                 188,226
                                                                   ------------
Expenses:
   Investment advisory fees                         $     77,588
   Administration fees                                    22,168
   12b-1 Service Class                                    27,699
   12b-1 Premium Class                                        34
   Service organization Service Class                     27,699
   Service organization Premium Class                         12
   Accounting fees                                        17,626
   Custodian fees                                          2,216
   Transfer agent fees                                     8,832
   Other fees                                             27,046
                                                    ------------
Total expenses before fee reductions                                    210,920
   Expenses voluntarily reduced/ reimbursed by
    the Investment Advisor                                              (72,358)
   Expenses voluntarily reduced by the Distributor                      (27,708)
                                                                   ------------
   Net Expenses                                                         110,854
                                                                   ------------
Net Investment Income                                                    77,372
                                                                   ------------
Realized/Unrealized Gains from Investments:
   Realized gain on sales of investment
    company shares                                       497,435
   Realized gain distributions from investment
    company shares                                         5,480
                                                    ------------
Net realized gains from investment transactions                         502,915
Change in unrealized appreciation/depreciation
 from  investments                                                    1,884,869
                                                                   ------------
Net realized/unrealized gains from investments                        2,387,784
                                                                   ------------
Change in Net Assets Resulting from Operations                     $  2,465,156
                                                                   ============

                       See notes to financial statements.
                                       34

NestEgg Funds
NestEgg 2040 Fund
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                     Eight month
                                                                      Year ended     period ended     Year ended
                                                                      October 31,     October 31,    February 28,
                                                                         2003            2002            2002
                                                                     ------------    ------------    ------------
From Investment Activities:
Operations:
   Net investment income                                             $     77,372    $     41,462    $     18,396
   Net realized gains (losses) from investment transactions               502,915      (3,167,635)       (953,342)
   Change in unrealized appreciation/depreciation from investments      1,884,869       1,350,125        (303,969)
                                                                     ------------    ------------    ------------
Change in net assets resulting from operations                          2,465,156      (1,776,048)     (1,238,915)
                                                                     ------------    ------------    ------------
Distributions to Service Class Shareholders:
   From net investment income                                            (175,663)         (6,737)        (34,286)
   From net realized gain on investment transactions                           --              --            (651)
Distributions to Premium Class Shareholders:
   From net investment income                                                 (16)             --              --
                                                                     ------------    ------------    ------------
Change in net assets from shareholder distributions                      (175,679)         (6,737)        (34,937)
                                                                     ------------    ------------    ------------
Capital Share Transactions:
   Proceeds from shares issued                                          3,718,098       2,080,014       3,842,331
   Proceeds from dividends reinvested                                     175,662           6,736          34,937
   Cost of shares redeemed                                             (1,746,386)     (1,256,920)     (2,741,312)
                                                                     ------------    ------------    ------------
Change in net assets from capital share transactions                    2,147,374         829,830       1,135,956
                                                                     ------------    ------------    ------------
Change in net assets                                                    4,436,851        (952,955)       (137,896)
Net Assets:
   Beginning of period                                                  9,158,990      10,111,945      10,249,841
                                                                     ------------    ------------    ------------
   End of period*                                                    $ 13,595,841    $  9,158,990    $ 10,111,945
                                                                     ============    ============    ============
Share Transactions:
   Issued                                                                 489,421         248,508         413,257
   Reinvested                                                              24,520             878           3,888
   Redeemed                                                              (225,612)       (150,629)       (298,049)
                                                                     ------------    ------------    ------------
Change in shares                                                          288,329          98,757         119,096
                                                                     ============    ============    ============

----------
* Includes accumulated (dividends in excess of) net investment income of $ 0, $ 22,717, and $ (10,421), respectively.

                       See notes to financial statements.
                                       35

NestEgg Funds
NestEgg 2040 Fund
--------------------------------------------------------------------------------
Financial Highlights, Service Shares
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout the period indicated

                                         Year ended       Period ended          Year ended        Year ended        Year ended
                                         October 31,       October 31,         February 28,      February 28,      February 29,
                                             2003           2002 (a)               2002              2001               2000
                                        ------------      ------------         ------------      ------------      ------------
Net Asset Value, Beginning of Period    $       7.38      $       8.86         $      10.03      $      11.42      $       9.95
                                        ------------      ------------         ------------      ------------      ------------
Investment Activities:
   Net investment income                        0.07              0.03                 0.02                -- **             -- **
   Net realized and unrealized gains
    (losses) on investments                     1.57             (1.51)               (1.16)            (1.27)             1.52
                                        ------------      ------------         ------------      ------------      ------------
      Total from Investment Activities          1.64             (1.48)               (1.14)            (1.27)             1.52
                                        ------------      ------------         ------------      ------------      ------------
Distributions:
   Net investment income                       (0.13)               -- **             (0.03)            (0.01)            (0.01)
   Net realized gains on investment
    transactions                                  --                --                   -- **          (0.11)            (0.04)
                                        ------------      ------------         ------------      ------------      ------------
      Total Distributions                      (0.13)               --                (0.03)            (0.12)            (0.05)
                                                          ------------         ------------      ------------      ------------
Net Asset Value, End of Period          $       8.89      $       7.38         $       8.86      $      10.03      $      11.42
                                        ============      ============         ============      ============      ============
Total Return (excludes sales charge)           22.73%           (16.53%) (b)         (11.37%)          (11.22%)           15.36%
Ratios/Supplementary Data:
   Net Assets at end of period (000)    $     13,580      $      9,159         $     10,112      $     10,250      $      8,028
   Ratio of expenses to average net
    assets                                      1.00%/\/\         1.27%/\ (c)          1.37%/\           1.46%/\           1.48%/\
   Ratio of net investment income/loss
     to average net assets                      0.70%             0.63%/\ (c)          0.18%/\          (0.01)%/\         (0.05)%/\
   Ratio of expenses to average net
    assets*                                     1.90%             1.69%/\ (c)          1.72%/\           1.86%/\           2.32%/\
   Portfolio turnover                             91%               42% (d)              15% (d)           20% (d)           29% (d)

--------------------------------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
**   The amount is less than $0.0005
/\ These ratios include income and expenses charged from the corresponding Master Portfolio.
/\/\ Does not include expenses of the investment companies in which the fund invests.
(a)  The Funds changed their fiscal year end from February 28 to October 31.
(b)  Not annualized.
(c)  Annualized.
(d)  Portfolio turnover rate represents that of the corresponding Master
     Portfolio.

                       See notes to financial statements.
                                       36

NestEgg Funds
NestEgg 2040 Fund
--------------------------------------------------------------------------------
Financial Highlights, Premium Shares
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout the period indicated

                                                              Year ended
                                                              October 31,
                                                               2003 (a)
                                                              -----------
Net Asset Value, Beginning of Period                          $      7.38
                                                              -----------
Investment Activities:
   Net investment income**                                          (0.01)
   Net realized and unrealized gains on investments                  1.61
                                                              -----------
      Total from Investment Activities                               1.60
                                                              -----------
Distributions:
   Net investment income                                            (0.12)
                                                              -----------
   Total Distributions                                              (0.12)
                                                              -----------
Net Asset Value, End of Period                                $      8.86
                                                              ===========
Total Return (excludes sales charge)                                22.06%
Ratios/Supplementary Data:
   Net Assets at end of period (000)                          $        16
   Ratio of expenses to average net assets                           1.55%/\/\
   Ratio of net investment income/loss to average net assets        (0.18%)
   Ratio of expenses to average net assets*                          2.39%
   Portfolio turnover                                                  91%

--------------------------------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
**   Net investment income per share calculated using average shares method.
(a)  The Funds began offering the Premium Shares on November 1, 2002.
/\/\ Does not include expenses of the investment companies in which the fund invests.

                       See notes to financial statements.
                                       37

                      {This page intentionally left blank.}

NestEgg Funds
Notes to Financial Statements
October 31, 2003

1. Organization:

The American Independence Funds Trust (the "Trust") was established as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently offers eleven diversified series, including the NestEgg Funds. The accompanying financial statements and financial highlights are those of the five NestEgg Funds: the Capital Preservation Fund, the NestEgg 2010 Fund, the NestEgg 2020 Fund, the NestEgg 2030 Fund and the NestEgg 2040 Fund (individually a "Fund", collectively the "NestEgg Funds"). Each Fund offers two classes of shares: Premium Class and Service Class.

As of October 31, 2002, the NestEgg Funds redeemed their interests in the Master Investment Portfolios and invested in various underlying funds in a Fund of Funds structure, approved by shareholders of each Fund. Prior to October 31, 2002, each Fund seeked to achieve its objective by investing its investable assets in a corresponding series of the Master Investment Portfolio: LifePath Income Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio and LifePath 2040 Master Portfolio (each a "Master Portfolio"). Each Master Portfolio had a substantially similar investment objective as the corresponding NestEgg Fund.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the NestEgg Funds in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Investment Valuation

Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities (ADR's), are valued at the closing price on the exchange or system where the security is principally traded. If there have been no sales for that day on any exchange or system, a security is valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded or at the Nasdaq official closing price, if applicable. Securities for which market quotations are not readily available are valued at fair value by the investment advisor, or the sub-advisor, in accordance with guidelines approved by the Trust's Board of Trustees. Securities may be valued by independent pricing services, approved by the Trust's Board of Trustees, which use prices provided by market makers or estimates of fair value obtained from yield data relating to instruments or securities with similar characteristics. Investments in funds within the FOF Group of Mutual Funds are valued at their net asset value as reported by the underlying funds.

Transaction Dates

Share transactions are recorded on the trade date. Dividend income and realized gain distributions from underlying funds are recognized on the ex-dividend date. Distributions to shareholders, which are determined in accordance with income tax regulations, are similarly recorded on the ex-dividend date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Distributions to Shareholders

The Funds declare and pay dividends from net investment income quarterly. Distributions from net realized capital gains, if any, are distributed at least annually.

Distributions from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are primarily due to differing treatments for mortgage-backed securities, expiring capital loss carryforwards and deferrals of certain losses.

NestEgg Funds
Notes to Financial Statements, continued
October 31, 2003

These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns and distributions) such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital. For the year ended October 31, 2003 the following Funds have a book return of capital: NestEgg 2020 Fund $29,756, NestEgg 2030 Fund $48,097, and NestEgg 2040 Fund $75,590.

Federal Income Taxes

The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

3. Investment Advisory, Administration, and Distribution Agreements:

The Trust and INTRUST Financial Services, Inc. (the "Advisor") are parties to an investment advisory agreement under which the Advisor is entitled to receive an annual fee up to 0.15% of the average daily net assets of each NestEgg Fund when the Fund invests all of its investable assets in an investment company. This fee is computed daily and paid monthly. The investment advisory agreement for the NestEgg Funds also provides for an investment advisory fee up to 1.25% of the average daily net assets of the Fund if the Fund does not invest all of its assets in an investment company. The advisory fee of 0.15% payable to INTRUST may be further reduced by a contractual fee waiver to the extent total fund operating expenses exceeded 1.55%, on an annual basis, of the applicable Fund's assets.

The Advisor, under sub-advisor agreement with LaJolla Economics (the "Sub-Advisor") pays the Sub-Advisor a fee of 0.02%, on an annual basis, of each funds daily net assets for certain adviser services provided to the Fund.

The Trust and BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (the "Administrator") are parties to an administration agreement under which the Administrator provides services for a fee of 0.20 % that is computed daily and paid monthly, based on each NestEgg Funds' average daily net assets, subject to an annual minimum. As of October 31, 2003, BISYS Inc. serves as Transfer Agent and Fund Accountant.

The Trust and BISYS Fund Services (the "Distributor") are parties to a distribution agreement under which shares of the Funds are sold on a continuous basis. Each Fund is subject to a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. As provided under the Plan, the Fund will pay the Distributor up to an annual rate of 0.25% of the average daily net assets of the Service Class shares of the Funds and 0.75% of the average daily net assets of the Premium Class shares of the Funds. As of and for the year ended October 31, 2003, all of the service class distribution fees have been waived or reimbursed.

Other financial organizations ("Service Organizations") also may provide administrative services for the Funds, such as maintaining shareholder accounts and records. The Funds may pay fees to Service Organizations in amounts up to an annual rate of 0.25% of the daily net asset value of the Funds' shares attributable to the applicable class.

Fees may be reduced to assist the Funds in maintaining an expense ratio of 1.00% for Service Class and 1.55% for Premium Class Shares.

NestEgg Funds
Notes to Financial Statements, continued
October 31, 2003

4. Capital Share Transactions
   Transactions in shares of the Funds are summarized below:

                                         ------------------------------------------   ------------------------------------------
                                                NestEgg Capital Preservation                         NestEgg 2010
                                         ------------------------------------------   ------------------------------------------
                                                        Eight month                                  Eight month
                                          Year Ended    period ended    Year Ended     Year Ended    period ended    Year Ended
                                          October 31,    October 31,   February 28,    October 31,    October 31,   February 28,
                                             2003           2002           2002           2003           2002           2002
                                         ------------   ------------   ------------   ------------   ------------   ------------
Capital Transactions:
Service Class Shares:
   Proceeds from shares issued           $  1,823,368   $    656,248   $  1,133,899   $  3,268,728   $  1,349,670   $  4,294,251
   Dividends reinvested                       158,395         63,547        157,464        372,164        126,538        330,835
   Cost of shares redeemed                 (1,771,425)      (738,097)      (701,933)    (1,767,028)    (2,163,864)    (2,064,004)
                                         ------------   ------------   ------------   ------------   ------------   ------------
      Service Class Share Transactions   $    210,338   $    (18,302)  $    589,430   $  1,873,864   $   (687,656)  $  2,561,082
                                         ------------   ------------   ------------   ------------   ------------   ------------
Premium Class Shares:
   Proceeds from shares issued           $     18,956   $         --   $         --   $     76,189   $         --   $         --
   Dividends reinvested                            64             --             --             23             --             --
   Cost of shares redeemed                         (5)            --             --           (124)            --             --
                                         ------------   ------------   ------------   ------------   ------------   ------------
      Premium Class Share Transactions   $     19,015   $         --   $         --   $     76,088   $         --   $         --
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) from capital
 transactions                            $    229,353   $    (18,302)  $    589,430   $  1,949,952   $   (687,656)  $  2,561,082
                                         ============   ============   ============   ============   ============   ============
Share Transactions:
Service Class Shares:
   Issued                                     189,565         68,098        113,651        353,030        144,421        433,047
   Reinvested                                  16,746          6,558         15,888         42,168         13,403         33,324
   Redeemed                                  (180,351)       (76,383)       (70,499)      (193,336)      (225,004)      (208,648)
                                         ------------   ------------   ------------   ------------   ------------   ------------
      Change in Service Class Shares           25,960         (1,727)        59,040        201,862        (67,180)       257,723
                                         ------------   ------------   ------------   ------------   ------------   ------------
Premium Class Shares:
   Issued                                       1,927             --             --          7,972             --             --
   Reinvested                                       6             --             --              3             --             --
   Redeemed                                        --             --             --            (13)            --             --
                                         ------------   ------------   ------------   ------------   ------------   ------------
      Change in Premium Class Shares            1,933             --             --          7,962             --             --
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) from share
 transactions                                  27,893         (1,727)        59,040        209,824        (67,180)       257,723
                                         ============   ============   ============   ============   ============   ============
                                         ------------------------------------------
                                                        NestEgg 2020
                                         ------------------------------------------
                                                         Eight month
                                          Year Ended    period ended    Year Ended
                                          October 31,    October 31,   February 28,
                                             2003           2002           2002
                                         ------------   ------------   ------------
Capital Transactions:
Service Class Shares:
   Proceeds from shares issued           $  4,739,671   $  4,655,933   $  6,839,794
   Dividends reinvested                       523,433        143,894        330,600
   Cost of shares redeemed                 (3,226,585)    (3,681,662)    (5,218,430)
                                         ------------   ------------   ------------
      Service Class Share Transactions   $  2,036,519   $  1,118,165   $  1,951,964
                                         ------------   ------------   ------------
Premium Class Shares:
   Proceeds from shares issued           $     77,157   $         --   $         --
   Dividends reinvested                            21             --             --
   Cost of shares redeemed                     (3,806)            --             --
                                         ------------   ------------   ------------
      Premium Class Share Transactions   $     73,372   $         --   $         --
                                         ------------   ------------   ------------
Net increase (decrease) from capital
 transactions                            $  2,109,891   $  1,118,165   $  1,951,964
                                         ============   ============   ============
Share Transactions:
Service Class Shares:                         564,597        515,864        711,123
   Issued                                      64,793         16,281         34,220
   Reinvested                                (380,042)      (404,844)      (543,407)
   Redeemed
                                         ------------   ------------   ------------
      Change in Service Class Shares          249,348        127,301        201,936
                                         ------------   ------------   ------------
Premium Class Shares:                           9,129             --             --
   Issued                                           2             --             --
   Reinvested                                    (465)            --             --
   Redeemed
                                         ------------   ------------   ------------
      Change in Premium Class Shares            8,666             --             --
                                         ------------   ------------   ------------
Net increase (decrease) from share
 transactions                                 258,014        127,301        201,936
                                         ============   ============   ============

(a) Commencement of operations for Premium Class was 11/1/02.

NestEgg Funds
Notes to Financial Statements, continued
October 31, 2003

Capital Share Transactions, continued

                                         ------------------------------------------   ------------------------------------------
                                                        NestEgg 2030                                 NestEgg 2040
                                         ------------------------------------------   ------------------------------------------
                                                        Eight month                                  Eight month
                                          Year Ended    period ended    Year Ended     Year Ended    period ended    Year Ended
                                          October 31,    October 31,   February 28,    October 31,    October 31,   February 28,
                                             2003           2002           2002           2003           2002          2002
                                         ------------   ------------   ------------   ------------   ------------   ------------
Capital Transactions:
Service Class Shares:
   Proceeds from shares issued           $  3,331,900   $  1,968,094   $  3,856,073   $  3,703,186   $  2,080,015   $  3,842,331
   Dividends reinvested                       223,508         45,902        145,144        175,646          6,737         34,937
   Cost of shares redeemed                 (1,809,480)    (1,107,428)    (2,474,859)    (1,746,365)    (1,256,920)    (2,741,312)
                                         ------------   ------------   ------------   ------------   ------------   ------------
   Service Class Share Transactions      $  1,745,928   $    906,568   $  1,526,358   $  2,132,467   $    829,832   $  1,135,956
                                         ------------   ------------   ------------   ------------   ------------   ------------
Premium Class Shares:
   Proceeds from shares issued           $     98,928   $         --   $         --   $     14,912   $         --   $         --
   Dividends reinvested                            17             --             --             16             --             --
   Cost of shares redeemed                     (3,121)            --             --            (21)            --             --
                                         ------------   ------------   ------------   ------------   ------------   ------------
      Premium Class Share Transactions   $     95,824   $         --   $         --   $     14,907   $         --   $         --
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) from capital
 transactions                            $  1,841,752   $    906,568   $  1,526,358   $  2,147,374   $    829,832   $  1,135,956
                                         ============   ============   ============   ============   ============   ============
Share Transactions:
Service Class Shares:
   Issued                                     410,117        227,018        402,010        487,593        248,508        413,257
   Reinvested                                  29,245          5,412         15,332         24,518            878          3,888
   Redeemed                                  (222,552)      (129,668)      (255,291)      (225,611)      (150,629)      (298,049)
                                         ------------   ------------   ------------   ------------   ------------   ------------
      Change in Service Class Shares          216,810        102,762        162,051        286,500         98,757        119,096
                                         ------------   ------------   ------------   ------------   ------------   ------------
Premium Class Shares:
   Issued                                      11,805             --             --          1,828             --             --
   Reinvested                                       2             --             --              2             --             --
   Redeemed                                      (388)            --             --             (1)            --             --
                                         ------------   ------------   ------------   ------------   ------------   ------------
      Change in Premium Class Shares           11,419             --             --          1,829             --             --
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) from share
 transactions                                 228,229        102,762        162,051        288,329         98,757        119,096
                                         ============   ============   ============   ============   ============   ============

(a) Commencement of operations for Premium Class was 11/1/02.

NestEgg Funds
Notes to Financial Statements, continued
October 31, 2003

5. Shares of Beneficial Interest:

The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. Beginning November 1, 2002 the Funds began selling a Premium Class of Shares. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series. Establishment and offering of additional Funds will not alter the rights of the Trust's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. In any liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

6. Securities Transactions:

The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities) during the year ended October 31, 2003 were as follows:

                                        Purchases       Sales
NestEgg Capital Preservation Fund     $  3,283,414   $  3,014,803
NestEgg 2010 Fund                        8,966,596      7,262,772
NestEgg 2020 Fund                       16,976,100     15,220,690
NestEgg 2030 Fund                       10,291,052      8,736,233
NestEgg 2040 Fund                       11,363,792      9,538,238

7. Federal Tax Information:

At October 31, 2003, the following Funds had a capital loss carryforward, which is available to offset future capital gains, if any:

                                         Amount          Expires
                                      ------------     ----------
NestEgg Capitatal Preservation Fund   $    123,771        2010
NestEgg 2010 Fund                        1,540,316        2010
NestEgg 2020 Fund                        5,555,340        2010
NestEgg 2030 Fund                        2,415,988        2010
NestEgg 2040 Fund                        3,326,406        2010

It is unlikely that capital gain distributions will be declared until the carryforwards are used or expire.

For the Fiscal Year Ended October 31, 2003, dividends paid by the NestEgg Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Act of 2003. The funds designate the maximum amount allowable as taxed at a rate of 15%. Completed information will be reported in conjunction with the 2003 Form 1099-Div.

NestEgg Funds
Notes to Financial Statements, continued
October 31, 2003

The tax character of distributions paid during the tax year ended October 31, 2003 was as follows:

                               Dividends paid from
                            -------------------------

                             Ordinary   Net Long Term   Total Taxable   Tax Return of   Total Dividends
                              Income    Capital Gains     Dividends        Capital            Paid
-------------------------------------------------------------------------------------------------------
Capital Preservation Fund   $ 158,500   $          --   $     158,500   $          --   $       158,500
2010 Fund                     372,924              --         372,924              --           372,924
2020 Fund                     523,454              --         523,454              --           523,454
2030 Fund                     223,525              --         223,525              --           223,525
2040 Fund                     175,679              --         175,679              --           175,679

The tax character of distributions paid during the tax year ended October 31, 2002 was as follows:

                               Dividends paid from
                            -------------------------

                             Ordinary   Net Long Term   Total Taxable   Tax Return of   Total Dividends
                              Income    Capital Gains     Dividends        Capital            Paid
-------------------------------------------------------------------------------------------------------
Capital Preservation Fund   $  82,503   $         860   $      83,363   $          --   $        83,363
2010 Fund                     155,883              --         155,883              --           155,883
2020 Fund                     163,562              --         163,562              --           163,562
2030 Fund                      52,787              --          52,787              --            52,787
2040 Fund                      21,317              --          21,317              --            21,317

As of October 31, 2003, the components of accumulated earnings on a tax basis was as follows:

                                                                                                              Total
                            Undistributed   Undistributed                  Accumulated    Unrealized       Accumulated
                              Ordinary        Long-Term     Accumulated    Capital and   Appreciation/      Earnings/
                               Income       Capital Gains    Earnings     Other Losses   (Depreciation)     (Deficit)
----------------------------------------------------------------------------------------------------------------------
Capital Preservation Fund   $      13,004   $          --   $    13,004   $   (123,771)  $      293,639   $    182,872
2010 Fund                          27,478              --        27,478     (1,540,316)       1,141,821       (371,017)
2020 Fund                              --              --            --     (5,555,340)       2,429,883     (3,125,457)
2030 Fund                              --              --            --     (2,415,988)       1,600,274       (815,714)
2040 Fund                              --              --            --     (3,326,406)       1,847,207     (1,479,199)

[Letterhead of KPMG]

191 West Nationwide Boulevard                             Telephone 614 249 2300
Suite 500                                                 Fax 614 249 2348
Columbus, OH 43215-2568

                          Independent Auditors' Report

To the Shareholders and Board of Trustees of the American Independence Funds Trust:

We have audited the accompanying statements of assets and liabilities of the American Independence Funds Trust - NestEgg 2010, NestEgg 2020, NestEgg 2030, NestEgg 2040, and NestEgg Capital Preservation Fund (collectively, "the Funds"), including the schedules of portfolio investments, as of October 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds as of October 31, 2003, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Columbus, Ohio
December 23, 2003

Management of Trustees (unaudited)

-------------------------------------------------------------------------------------------------------
                              Position, Term of
                              Office and Length
Name, Date of Birth             of Time Served    Principal Occupation(s) During Past 5 Years and Other
and Address                     with the Trust               Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES                 Term
                              -----------------
                              Lifetime of Trust
                               until removal,
                               resignation or
                                 retirement
Phillip J. Owings             Trustee since       President and Division Manager Sungard Wealth
8200 Thorn Drive, Suite 125   8/29/00             Management Services, LLC, (2001-present); formerly,
Wichita, Kansas 67226                             Executive Vice President of INTRUST Bank,
                                                  (1996-2001).
-------------------------------------------------------------------------------------------------------
Rodney D. Pitts               Trustee since       Senior Vice President of INTRUST Bank N.A.; formerly
105 North Main Street         9/24/01             Vice President of Nationsbank, N.A.
Wichita, Kansas 67202
-------------------------------------------------------------------------------------------------------
Troy Jordan                   Trustee since       Senior Vice President of INTRUST Bank N.A.
105 North Main Street         9/24/01
Wichita, Kansas 67202
-------------------------------------------------------------------------------------------------------
Ronald L. Baldwin             Trustee since       Director INTRUST Financial Services, Inc.; President
105 North Main Street         8/29/00             and Chief Operating Officer of INTRUST Bank N.A.
Wichita, Kansas 67202
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES             Term
                              -----------------
                              Lifetime of Trust
                               until removal,
                               resignation or
                                 retirement
-------------------------------------------------------------------------------------------------------
Terry L. Carter               Trustee since       Senior Vice President of QuickTrip Corporation
1235 East 26/th/ Street       11/25/96
Tulsa, Oklahoma 74114
-------------------------------------------------------------------------------------------------------
Thomas F. Kice                Trustee since       President of Kice Industries, Inc.
1150 Woodridge Dr.            11/25/96
Wichita, Kansas 67206
-------------------------------------------------------------------------------------------------------
George Mileusnic              Trustee since       Chief Financial Officer of Caribou Coffee
9422 Cross Creek              11/25/96            (2001-present). Chief Financial Officer of Dean &
Wichita, Kansas 67206                             Deluca (2000-2001). Executive Vice President of The
                                                  Coleman Company (9/89-9/98).
-------------------------------------------------------------------------------------------------------
John J. Pileggi               Trustee since       Chairman of the Board of Trustees. President and
Two Hopkins Plaza             11/25/96            Chief Executive Officer, Mercantile Capital Advisors
PO Box 2257, 10/th/ Floor                         Inc. Formerly, President and Chief Executive Officer,
Baltimore, Maryland 21203                         PLUSFunds.com (2000-2002). Formerly, President and
                                                  CEO of ING Mutual Fund Management Co. LLC
                                                  (1998-2000). Formerly, Director of Furman Selz LLC
                                                  (1994- 1998).
-------------------------------------------------------------------------------------------------------
Peter Ochs                    Trustee since       Manager of Ochs & Associates, Inc.
319 South Oak Street          9/24/01
Wichita, Kansas 67213
-------------------------------------------------------------------------------------------------------

Management of Trustees, (unaudited) continued

-------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
                                    Term
                              -----------------
                              Lifetime of Trust
                               until removal,
                               resignation or
                                 retirement*
George Stevens                President since     Vice President, BISYS Funds Services Ohio, Inc. since
                              12/19/02            1998; Client Services Manager, BISYS Fund Services
                                                  Ohio, Inc. (1996-1998).

Trent Statczar                Treasurer since     Director of Financial Services of BISYS Fund Services
                              4/29/02             (2000 - present). Employed by BISYS (1993-present).

Curtis Barnes                 Secretary since     Vice President, BISYS Fund Services, Inc.,
                              12/6/02             1995-present.

Karen Blair                   Vice President      Director, Client Services, BISYS Fund Services, Inc.,
                              since 12/6/02       1997-present.

Tom Gangel                    Vice President      President, INTRUST Financial Services, Inc.
                              since 8/22/02

-------------------------------------------------------------------------------------------------------

     The Trust has an Audit Committee, consisting of Messrs. Carter, Kice, Mileusnic, Pileggi, and Ochs. Each of the members of the committee are not "interested persons" of the Trust as defined by the 1940 Act. As set forth in its charter, the primary duties of the Trust's Audit Committee are: 1) to recommend to the Board auditors to be retained for the next fiscal year, 2) to meet with the Trust's independent auditors as necessary, 3) to consider the effect upon each Fund of any changes in accounting principles or practices proposed by the Manager or the auditors, 4) to review the fees charged by the auditors for audit and non-audit services, 5) to investigate improprieties or suspected improprieties in Fund operations, 6) to review the findings of SEC examinations and consult with INTRUST on appropriate responses, and 7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.
     The Trust also has a Nominating Committee that is comprised of the non-interested Trustees. The Nominating Committee's primary responsibility is to nominate Trustee candidates when there is a vacancy on the Board.

Item 2.  Code of Ethics.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.
     The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 10 (a)(1).

Item 3.  Audit Committee Financial Expert.

         (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

                  (i) Has at least one audit committee financial expert serving on its audit committee; or

                  (ii) Does not have an audit committee financial expert serving on its audit committee.

              (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                  (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                  (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

              (3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
3(a)(2) The audit committee financial expert is George Mileusnic. He is an independent trustee.

Item 4.  Principal Accountant Fees and Services.

         (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

         (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

              (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

         (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

         (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Only effective for annual reports with periods ending on or after December 15, 2003.

Item 5.  Audit Committee of Listed Registrants.
Not applicable.

Item 6.  [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities. Not applicable.

Item 8.  [Reserved]

Item 9.  Controls and Procedures.

         (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.

         (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

         (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

         (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2). Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

         (b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940. Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  American Independence Funds Trust                                .
              ------------------------------------------------------------------

By (Signature and Title)*  /s/ Trent Statczar          Trent Statczar, Treasurer
                          ------------------------------------------------------

Date January 8, 2004
     ---------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Trent Statczar          Trent Statczar, Treasurer.
                          ------------------------------------------------------

Date January 8, 2004
     ---------------

By (Signature and Title)* /s/ George Stevens           George Stevens, President
                          ------------------------------------------------------


Date January 8, 2004
     ---------------

* Print the name and title of each signing officer under his or her signature.